Exhibit 10.22

Execution Copy

6 of 6

3003 SUMMIT

LEASE AGREEMENT

BY AND BETWEEN

PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP,

AS LANDLORD

AND

AUTOTRADER.COM, INC.,

AS TENANT

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EXHIBITS

Exhibit A	-	Description of Land
Exhibit A-1	-	Legal Description of Perimeter Summit
Exhibit B	-	Floor Plans of Premises (sheets 1 thru 18)
Exhibit B-1	-	Floor Plans of Café Premises and Retail Premises
Exhibit B-2	-	Floor Plans of Garage Storage Space (excluding P-2 Engineering Shop)
Exhibit B-3	-	Location of “Smoking Area(s)”
Exhibit B-4	-	Locations of Reserved Parking Spaces and Special Parking Areas
Exhibit C	-	Work Letter
Exhibit C-1	-	Phase I Tenant Improvement Allowance
Exhibit C-2	-	Phase II Tenant Improvement Allowance
Exhibit C-3	-	Phase III Tenant Improvement Allowance
Exhibit D	-	Construction of Phase I Leasehold Improvements
Exhibit D-1	-	Construction of Phase II Leasehold Improvements
Exhibit D-2	-	Construction of Phase III Leasehold Improvements
Exhibit D-3	-	Furniture, Fixtures and Equipment
Exhibit E	-	Air Conditioning and Heating Services
Exhibit F	-	Building Rules and Regulations
Exhibit G-1	-	Form of Phase I Net Rentable Area and Commencement Date Agreement
Exhibit G-2	-	Form of Phase II Net Rentable Area and Commencement Date Agreement
Exhibit G-3	-	Form of Phase III Net Rentable Area and Commencement Date Agreement
Exhibit H	-	Special Stipulations
Exhibit H-1	-	Health Club Floor Plan
Exhibit I	-	Prevailing Market Rate
Exhibit J	-	List of Removal Items
Exhibit K	-	Form of Side Letter Agreement
Exhibit L	-	Form of Guaranty
Exhibit M	-	Building and Monument Signs Criteria
Exhibit N	-	Intentionally Omitted
Exhibit O	-	Form of SNDA
Exhibit P	-	List of Comparable Buildings
Exhibit Q	-	Depiction of Tenant Controlled Elevator Access Controls
Exhibit R	-	Drawing of Conduit Line
Exhibit S	-	Form of Approved License Agreement
Exhibit T	-	List of Approved Contractors
Exhibit U	-	Janitorial Services
Exhibit V	-	Depiction of Computer Room Premises
Exhibit V-1	-	Description of Computer Room Equipment

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3003 SUMMIT

LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into on this 11th day of January, 2010 (the “Effective Date”), by and between PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership (hereinafter called “Landlord”), and AUTOTRADER.COM, INC., a Delaware corporation, whose address for purposes hereof is set forth in Section 9.01 below (hereinafter called “Tenant”).

W I T N E S S E T H:

ARTICLE I

Section 1.01 Premises.

(a) Subject to and upon the terms hereinafter set forth, and in consideration of the sum of Ten Dollars ($10.00), the premises, and the mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, Landlord does hereby lease and demise to Tenant and Tenant does hereby lease and take from Landlord those certain premises (hereinafter sometimes called the “Premises”) and that certain garage storage space (hereinafter sometimes called the “Garage Storage Space”) in the building located at 3003 Summit Boulevard (said building together with the Parking Facility [defined below] and all improvements located thereon or specifically related thereto, hereinafter collectively referred to as the “Building”) on that certain tract or parcel of land more particularly described in Exhibit A, attached hereto and incorporated herein (the “Land”), which comprises a portion of a larger tract of land originally containing approximately 83.00 acres located in DeKalb County, Georgia, more particularly described on Exhibit A-1, attached hereto and incorporated herein (said tract of land described on Exhibit A-1 being hereinafter referred to as “Perimeter Summit Office Park”), such Premises and Garage Storage Space being more particularly described as follows:

Landlord and Tenant agree that the Premises shall contain a total of approximately 390,910 rentable square feet, and shall consist of the following: (i) approximately 387,389 square feet of net rentable area of office space on Floors 1 through 18 of the Building (subject to Tenant’s re-measurement rights set forth in Special Stipulation No. 3 of Exhibit H attached hereto), as generally described or depicted on Exhibit B attached hereto and incorporated herein, being the entirety of the leasable office space in the Building (collectively, the “Office Premises”); (ii) approximately 2,921 net rentable area of café space on Floor 1 of the Building (subject to Tenant’s re-measurement rights set forth in Special Stipulation No. 3 of Exhibit H attached hereto), as generally described or depicted on Exhibit B-1 attached hereto and incorporated herein, (the “Cafe Premises”); and (iii) approximately 600 net rentable area of retail space on Floor 1 of the Building (subject to Tenant’s re-measurement rights set forth in Special Stipulation No. 3 of Exhibit H attached hereto), as generally described or depicted on Exhibit B-1, (the “Retail Premises”) (the Office Premises, Café Premises and Retail Premises are collectively referred to as the “Premises”). The Premises shall be leased and demised in three (3) phases, the “Phase I Premises,” the “Phase II Premises” and the “Phase III Premises” as set forth below. Notwithstanding the foregoing, the Phase I Premises, Phase II Premises and Phase III Premises are sometimes hereinafter collectively referred to as the “Entire Building” or the “Premises” and shall be more particularly described as follows:

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(i) Phase I Premises. Subject to the terms of subsection (iv) below, the Phase I Premises shall consist of Floors 1 through 10 in their entirety, including the Retail Premises and the Café Premises located on Floor 1, the aggregate of such Phase I Premises being comprised of approximately 219,652 square feet of net rentable area; and

(ii) Phase II Premises. The Phase II Premises shall consist of Floors 15 through 18 in their entirety, with the aggregate of such Phase II Premises being comprised of approximately 98,865 square feet of net rentable area; and

(iii) Phase III Premises. The Phase III Premises shall consist of Floors 11 through 14 in their entirety, with the aggregate of such Phase III Premises being comprised of approximately 72,393 square feet of net rentable area.

In addition, Landlord hereby leases to Tenant and Tenant agrees to lease from Landlord, at no additional cost to Tenant, the Garage Storage Space consisting of approximately of 17,821 square feet of space as depicted on Exhibit B-2 attached hereto and incorporated herein, comprised of the following: (a) 9,053 square feet of space as depicted on Exhibit H-1 attached hereto and incorporated herein, which space is currently vacant and may be used for storage or be converted to a health club as more particularly described in Special Stipulation No. 2 set forth on Exhibit H attached hereto and incorporated herein, (b) 3,353 square feet of space which is currently vacant and available for immediate lease (the “Vacant Garage Storage Space”), (c) 4,115 square feet which is leased by current office tenants in the Building (the “Leased Garage Storage Space”), and (d) 1,300 square feet currently leased as the “auto salon” (the “Auto Salon Garage Space”), but the Garage Storage Space shall expressly exclude the space on Floor P-2 of the Parking Facility which is currently utilized by Landlord as an “engineering shop.” All of the Garage Storage Space shall be depicted on Exhibit B-2 and Exhibit H-1, attached hereto and incorporated herein. Landlord agrees to deliver the Garage Storage Space to Tenant as follows: (i) the Vacant Garage Storage Space shall be delivered to Tenant within five (5) business days after execution of this lease; (ii) the Leased Garage Storage Space shall be delivered to Tenant in one or more phases upon the expiration or earlier termination of the lease or license currently encumbering each such Leased Garage Storage Space; and (iii) the Auto Salon Garage Storage Space shall be delivered to Tenant no later than September 1,2010.

(iv) Landlord has disclosed to Tenant and Tenant hereby acknowledges and agrees as follows:

(A) a portion of the Phase I Premises, being Suite 800 comprising 9,309 rentable square feet of the 8th floor (the “Zurich 8th Floor Space”) is currently occupied by Zurich American Insurance Company (“Zurich”) pursuant to a lease agreement (the “Zurich Lease”), the lease term of which currently expires on January 28, 2011 (the “Zurich Expiration Date”); provided, however, Zurich has the right to vacate and therefore terminate the Zurich Lease with respect to the Zurich 8th Floor Space as early as November 16, 2010. The Phase I Premises shall exclude the Zurich 8th Floor Space until such time as Zurich vacates such

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space; provided, however, Landlord agrees to use commercially reasonable efforts to reach an agreement with Zurich to cause Zurich to vacate the Zurich 8th Floor Space early, and if Landlord is able to reach such an agreement with Zurich, then the Zurich 8th Floor Space shall be delivered to Tenant as part of the Phase I Premises. A delay in the delivery of the Zurich 8th Floor Space past the Scheduled Phase I Turnover Date of September 1, 2010 shall be governed by this subsection (A), and not by Section 1.02 below, as follows:

(1) the Phase I Rent Commencement Date solely with respect to the Zurich 8th Floor Space shall be the earlier of (x) one hundred eighty (180) days after the delivery of the same to Tenant in the condition required by this lease or (y) twelve (12) weeks following the date Tenant begins beneficial occupancy of the Zurich 8th Floor Space;

(2) in the event Landlord shall not deliver the Zurich 8th Floor Space to Tenant in the condition required under this lease by December 1, 2010 (such date to be extended day-for-day for any delay due to Force Majeure or Tenant Delay), then Landlord shall grant Tenant a period of free Base Rental applicable to such Zurich 8th Floor Space commencing upon the Phase I Rent Commencement Date which is applicable to such Zurich 8th Floor Space and independent of all other Base Rental abatement periods applicable hereunder. This period of free Base Rental shall consist of one (1) day for each day elapsing between December 1, 2010 and the actual date the Zurich 8th Floor Space is turned over to Tenant by Landlord in the condition required under this lease; and

(3) in the event the Zurich 8th Floor Space is not delivered to Tenant on or before September 1, 2010, then during any period on and after September 1, 2010 until the delivery of the same to Tenant, Landlord, at Landlord’s sole cost, shall restrict access to the balance of the Building’s floors comprising the Phase I Premises delivered to Tenant via restricted elevator card access.

(B) Notwithstanding any provisions in this lease to the contrary, Tenant acknowledges and agrees that (i) the current lease of the Retail Premises expires on March 31, 2011, and (ii) the delivery by Landlord to Tenant of the Retail Premises on the Scheduled Phase I Turnover Date is expressly conditioned upon Landlord entering into a lease termination agreement with the current tenant of the Retail Premises on or before February 1, 2010. In the event Landlord does not secure such lease termination agreement, Landlord shall deliver the Retail Premises to Tenant in the condition required under this lease on or before April 1, 2011. In such event, Tenant shall begin paying Base Rent and Additional Rental with respect to the Retail Premises commencing on the date Landlord delivers the Retail Premises to Tenant, but in no event earlier than March 1, 2011.

(b) The term “net rentable area,” as used herein, shall refer to the rentable area of the Premises which has been determined by calculating the usable area of the Premises substantially in accordance with the “Standard Method for Measuring Floor Area in Office Buildings,” published by the Secretariat, Buildings Owners and Managers Association International (ANSI/BOMA Z65-1996), approved June 7, 1996, and applying a fixed “R/U Ratio” factor of 9.5% for single-tenant floors and 15.5% for multi-tenant floors (collectively, “BOMA Standards”). Unless otherwise specifically designated, all references to square footage or square feet in this lease are to rentable square footage or square feet.

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“Parking Facility” shall mean the parking deck and areas located on the Land, together with any connecting walkways, or other means of access to the Building, the grounds related thereto and any additional improvements at any time related thereto.

(c) After the Phase I Commencement Date (defined below), Landlord shall deliver to Tenant an agreement substantially in the form of Exhibit G-1, attached hereto and incorporated herein, which shall contain an acknowledgment of (i) the date upon which the Phase I Commencement Date of this lease occurred, (ii) the floors designated by Landlord to Tenant in writing for the Phase I Premises, (iii) the exact number of square feet of net usable area and the exact number of square feet of net rentable area within the Phase I Premises and (iv) other information regarding this lease and the Phase I Premises as Landlord shall then reasonably request. Tenant shall have the right to object to Exhibit G-1 by delivering written notice to Landlord within ninety (90) days after Landlord delivers Exhibit G-1 to Tenant, failing which Tenant shall be deemed to have agreed that all information contained in Exhibit G-1 is correct. If Tenant objects to Exhibit G-1 within said ninety (90)-day period, Landlord and Tenant shall work together to resolve their differences and, after such differences have been resolved, Landlord shall execute Exhibit G-1 and deliver same to Tenant and Tenant shall have a period of ten (10) business days to give written notice to Landlord objecting to Exhibit G-1, failing which Tenant shall be deemed to have agreed that Exhibit G-1 is correct. Upon Tenant agreeing or being deemed to have agreed that all information contained in Exhibit G-1 is correct, the Phase I Commencement Date and thus, the Phase I Rent Commencement Date, as shown on Exhibit G-1 shall be the Phase I Commencement Date and thus, the Phase I Rent Commencement Date, for purposes of Section 1.02(a) of this lease and for all other purposes under this lease and the net rentable area of the Phase I Premises as shown on Exhibit G-1 shall replace the net rentable area of the Phase I Premises as shown in Section 1.01(a)(i) and as defined in Section 1.01(b) and shall be deemed to be the net rentable area of the Phase I Premises for all purposes under this lease. Further, all calculations, amounts and sums which are based upon the net rentable area and net usable area of the Phase I Premises, including, without limitation, Base Rental (as that term is defined in Section 2.02), the Tenant Improvement Allowances (as that term is defined in Exhibit C) and the Phase I Tenant Improvement Allowance (as that term is defined in Exhibit C-1) shall be adjusted accordingly. All payments of Base Rental, Tenant’s Forecast Additional Rental (defined below), Tenant’s Additional Rental Adjustment (defined below), and all other payments of rent and other sums of money required of Tenant herein relating to the Phase I Premises shall be made as and when required herein, notwithstanding any unresolved objections to Exhibit G-1. All such payments shall be based upon the Exhibit G-1 prepared by Landlord until such objections have been finally resolved, whereupon any overpayment or any underpayment theretofore made shall be adjusted by increasing or reducing, as the case may be, the next installment of Base Rental coming due.

(d) After the Phase II Commencement Date (defined below), Landlord shall deliver to Tenant an agreement substantially in the form of Exhibit G-2, attached hereto and incorporated herein, which shall contain an acknowledgment of (i) the date upon which the Phase II Commencement Date of this lease occurred, (ii) the floors designated by Landlord to

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Tenant in writing for the Phase II Premises, (iii) the exact number of square feet of net usable area and the exact number of square feet of net rentable area within the Phase II Premises and (iv) such other information regarding this lease and the Phase II Premises as Landlord shall then reasonably request. Tenant shall have the right to object to Exhibit G-2 by delivering written notice to Landlord within ninety (90) days after Landlord delivers Exhibit G-2 to Tenant, failing which Tenant shall be deemed to have agreed that all information contained in Exhibit G-2 is correct. If Tenant objects to Exhibit G-2 within said ninety (90) day period, Landlord and Tenant shall work together to resolve their differences and, after such differences have been resolved, Landlord shall execute Exhibit G-2 and deliver same to Tenant and Tenant shall have a period of ten (10) business days to give written notice to Landlord objecting to Exhibit G-2, failing which Tenant shall be deemed to have agreed that Exhibit G-2 is correct. Upon Tenant agreeing or being deemed to have agreed that all information contained in Exhibit G-2 is correct, the Phase II Commencement Date and thus, the Phase II Rent Commencement Date, as shown on Exhibit G-2 shall be the Phase II Commencement Date and thus, the Phase II Rent Commencement Date, for purposes of Section 1.02(b) of this lease and for all other purposes under this lease and the net rentable area of the Phase II Premises as shown on Exhibit G-2 shall replace the net rentable area and net usable area of the Phase II Premises as shown in Section 1.01(a)(ii) and as defined in Section 1.01(b) and shall be deemed to be the net rentable area of the Phase II Premises for all purposes under this lease. Further, all calculations, amounts and sums which are based upon the net rentable area of the Phase II Premises, including, without limitation, Base Rental, the Tenant Improvement Allowances and the Phase II Tenant Improvement Allowance (as that term is defined in Exhibit C-2) and shall be adjusted accordingly. All payments of Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental Adjustment, and all other payments of rent and other sums of money required of Tenant herein relating to the Phase II Premises shall be made as and when required herein, notwithstanding any unresolved objections to Exhibit G-2. All such payments shall be based upon the Exhibit G-2 prepared by Landlord until such objections have been finally resolved, whereupon any overpayment or any underpayment theretofore made shall be adjusted by increasing or reducing, as the case may be, the next installment of Base Rental coming due.

(e) After the Phase III Commencement Date (defined below), Landlord shall deliver to Tenant an agreement substantially in the form of Exhibit G-3, attached hereto and incorporated herein, which shall contain an acknowledgment of (i) the date upon which the Phase III Commencement Date of this lease occurred, (ii) the floors designated by Landlord to Tenant in writing for the Phase III Premises, (iii) the exact number of square feet of net usable area and the exact number of square feet of net rentable area within the Phase III Premises and (iv) such other information regarding this lease and the Phase III Premises as Landlord shall then reasonably request. Tenant shall have the right to object to Exhibit G-3 by delivering written notice to Landlord within ninety (90) days after Landlord delivers Exhibit G-3 to Tenant, failing which Tenant shall be deemed to have agreed that all information contained in Exhibit G-3 is correct. If Tenant objects to Exhibit G-3 within said ninety (90) day period, Landlord and Tenant shall work together to resolve their differences and, after such differences have been resolved, Landlord shall execute Exhibit G-3 and deliver same to Tenant and Tenant shall have a period of ten (10) business days to give written notice to Landlord objecting to Exhibit G-3, failing which Tenant shall be deemed to have agreed that Exhibit G-3 is correct. Upon Tenant agreeing or being deemed to have agreed that all information contained in Exhibit G-3 is correct,

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the Phase III Commencement Date and thus, the Phase III Rent Commencement Date, as shown on Exhibit G-3 shall be the Phase III Commencement Date and thus, the Phase III Rent Commencement Date, for purposes of Section 1.02(c) of this lease and for all other purposes under this lease and the net rentable area of the Phase III Premises as shown on Exhibit G-3 shall replace the net rentable area and net usable of the Phase III Premises as shown in Section 1.01(a)(iii) and as defined in Section 1.01(b) and shall be deemed to be the net rentable area of the Phase III Premises for all purposes under this lease. Further, all calculations, amounts and sums which are based upon the net rentable area of the Phase III Premises, including, without limitation, Base Rental, the Tenant Improvement Allowances and the Phase III Tenant Improvement Allowance (as that term is defined in Exhibit C-3) and shall be adjusted accordingly. All payments of Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental Adjustment, and all other payments of rent and other sums of money required of Tenant herein relating to the Phase III Premises shall be made as and when required herein, notwithstanding any unresolved objections to Exhibit G-3. All such payments shall be based upon the Exhibit G-3 prepared by Landlord until such objections have been finally resolved, whereupon any overpayment or any underpayment theretofore made shall be adjusted by increasing or reducing, as the case may be, the next installment of Base Rental coming due.

(f) If Landlord and Tenant shall fail to resolve any disputes with respect to Exhibit G-1, Exhibit G-2 or Exhibit G-3 within, in each case, one hundred eighty (180) days following Tenant’s receipt of the applicable exhibit from Landlord, then both Landlord and Tenant shall have the right to require that such dispute(s) be resolved through binding arbitration under the commercial arbitration rules of the American Arbitration Association (“AAA Rules”) to the extent such AAA Rules are consistent with this lease. The arbitrator shall be an architect in the State of Georgia who shall have at least ten (10) years continuous experience in the business of measurement. The costs and expenses of such arbitration (excluding legal and accounting fees and expenses incurred directly by Landlord or Tenant for its account) shall be allocated equally to each of the parties.

(g) Notwithstanding anything herein to the contrary, the “Premises” shall not include, and Tenant shall have no obligations with respect to, (i) the Phase II Premises for any purposes under this lease unless and until the Phase II Premises are delivered to Tenant on the Phase II Turnover Date pursuant to Section 1.02(b) below, or (ii) the Phase III Premises for any purposes under this lease unless and until the Phase III Premises are delivered to Tenant on the Phase III Turnover Date pursuant to Section 1.02(c) below. From and after the Phase II Turnover Date, the “Premises” shall include and be defined as, collectively, the Phase I Premises and the Phase II Premises, and from and after the Phase III Turnover Date, the “Premises” shall include and be defined as, collectively, the Phase I Premises, the Phase II Premises and the Phase III Premises.

Section 1.02 Term.

(a) Phase I Term. Subject to and upon the terms and conditions set forth herein, or in any exhibit hereto, Landlord shall deliver the Phase I Premises to Tenant on or before September 1, 2010 (the “Scheduled Phase I Turnover Date”), in the condition required by the Work Letter attached hereto as Exhibit C. The later of the Scheduled Phase I Turnover Date and the date that Landlord actually delivers possession of the Phase I Premises to Tenant in the

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condition required hereunder shall hereafter be referred to as the “Phase I Turnover Date.” The term of this lease shall commence and rent shall be due and owing for the Phase I Premises beginning on March 1, 2011 (the “Phase I Commencement Date”) and shall expire on the date which is fifteen (15) years from and after the Phase I Commencement Date (the “Term”); provided, however, in the event the Phase I Turnover Date does not occur on or before September 1, 2010, then the Phase I Commencement Date shall be one hundred eighty (180) days after the Phase I Turnover Date. As used herein, the term “Phase I Commencement Date” shall mean, unless otherwise noted, the “Phase I Rent Commencement Date.” In the event that at any time prior to the Scheduled Phase I Turnover Date Landlord, acting reasonably and in good faith, determines that Landlord will be unable to deliver the Phase I Premises on or prior to the Scheduled Phase I Turnover Date, then Landlord shall immediately notify Tenant in writing thereof, which notification shall include Landlord’s reasonable estimate of the actual Phase I Turnover Date. Notwithstanding the foregoing, Tenant shall be allowed to begin moving its personnel into the Phase I Premises and have the right to receive the beneficial use of the Phase I Premises up to twelve (12) weeks (the date Tenant first occupies all or substantially all of the Phase I Premises for business purposes, the “Phase I Occupancy Date”) prior to the Phase I Commencement Date (if utilized by Tenant, the time between the Phase I Occupancy Date and the Phase I Commencement Date being known as the “Phase I Beneficial Occupancy Period”). Tenant’s early occupancy of the Phase I Premises shall be on all of the terms and conditions of this lease, except that (i) Tenant shall not be required to pay Base Rental for the Phase I Premises during the Phase I Beneficial Occupancy Period; (ii) Tenant shall not be required to pay Tenant’s Forecast Additional Rental or Tenant’s Additional Rental for the Phase I Premises for the first thirty (30) days of such Phase I Beneficial Occupancy Period; and (iii) Tenant shall be responsible for maintaining insurance policies for the Phase I Premises upon the same terms, amounts and types of insurance as provided in Sections 6.04 and 6.05 of this lease, as evidenced by a certificate of insurance delivered to Landlord prior to the commencement of the Phase I Beneficial Occupancy Period.

Notwithstanding anything herein to the contrary, if the Phase I Turnover Date has not occurred by September 30, 2010 (such date to be extended day for day for any delay due to Force Majeure (hereinafter defined) or Tenant Delay (hereinafter defined)), then Landlord shall grant Tenant a period of free Base Rental applicable to the Phase I Premises commencing upon the Phase I Rent Commencement Date and independent of all other Base Rental abatement periods applicable hereunder for such Phase I Premises. This period of free Base Rental shall consist of one (1) day for each day elapsing between September 30, 2010 (as such date may be extended due to Force Majeure or Tenant Delay), and the actual Phase I Turnover Date with respect to the Phase I Premises. Notwithstanding the foregoing, in the event that as of September 30, 2010, a portion, but not the entirety, of the Phase I Premises is ready for delivery to Tenant in the condition required by the Work Letter attached hereto as Exhibit C (the “Partially Available Phase I Premises”), then Landlord shall provide Tenant with written notice thereof on or before September 30, 2010 specifying the location of the Partially Available Phase I Premises, and Tenant shall have the right, but not the obligation, to take possession of all or a portion of the Partially Available Phase I Premises, provided, the Partially Available Phase I Premises and any lesser portion thereof selected by Tenant, shall in all events be comprised of whole floor increments only. In the event that Tenant desires to take possession of all or a portion of the Partially Available Phase I Premises as hereinabove described, then Tenant shall deliver written

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notice thereof to Landlord identifying the floors of the Partially Available Phase I Premises which Tenant has elected to accept and the date (which date shall be prior to the actual Phase I Turnover Date) upon which Tenant will take possession thereof (such floors of the Partially Available Phase I Premises selected by Tenant hereinafter referred to as the “Selected Partially Available Phase I Premises”, and the date identified by Tenant for taking possession thereof, the “Selected Partially Available Phase I Premises Turnover Date”). If Tenant so elects, Landlord shall deliver the Selected Partially Available Phase I Premises to Tenant on the Selected Partially Available Phase I Premises Turnover Date in the condition required by this lease. The terms and conditions of the first paragraph of this Section 1.02(a) and Exhibit C-1 applicable to the Phase I Premises, including, without limitation, the rights and responsibilities of Tenant thereunder, shall apply in all respects to the Selected Partially Available Phase I Premises except Base Rental shall begin to accrue with respect to the Selected Partially Available Phase I Premises one hundred eighty (180) days after the Selected Partially Available Phase I Premises Turnover Date. Further notwithstanding the foregoing, as of the Selected Partially Available Phase I Premises Turnover Date, the period of free Base Rental accruing with respect to the Selected Partially Available Phase I Premises pursuant to this paragraph shall end, provided the period of free Base Rental accruing on the remainder of the Phase I Premises shall continue to accrue until the actual Phase I Turnover Date with respect to the remainder of the Phase I Premises, which actual Phase I Turnover Date shall be deemed to have occurred when Landlord shall have delivered possession of the remainder of the Phase I Premises (which shall be all of the Phase I Premises other than the Selected Partially Available Phase I Premises) to Tenant in the condition required by this lease. For avoidance of doubt, in the event Landlord fails to deliver all of the Phase I Premises to Tenant on or before September 30, 2010 and Tenant elects to lease some or all of the Partially Available Phase I Premises, the Phase I Rent Commencement Date for purposes of determining the Term of this lease shall continue to be the Phase I Rent Commencement Date with respect to the last portion of the Phase I Premises delivered to Tenant hereunder.

(b) Phase II Term. Subject to and upon the terms and conditions set forth herein, or in any exhibit hereto, Landlord shall deliver the Phase II Premises to Tenant on or before February 1, 2011 (the “Scheduled Phase II Turnover Date”), in the condition required by the Work Letter attached hereto as Exhibit C. The later of the Scheduled Phase II Turnover Date and the date that Landlord actually delivers possession of the Phase II Premises to Tenant in the condition required hereunder shall hereafter be referred to as the “Phase II Turnover Date.” The Term of this lease shall commence and rent shall be due and owing for the Phase II Premises beginning on August 1, 2011 (the “Phase II Commencement Date”) and shall expire simultaneously with the Term of the Phase I Premises; provided, however, in the event the Phase II Turnover Date does not occur on or before February 1, 2011, then the Phase II Commencement Date shall be one hundred eighty (180) days after the Phase II Turnover Date. As used herein, the term “Phase II Commencement Date” shall mean, unless otherwise noted, the “Phase II Rent Commencement Date.” In the event that at any time prior to the Scheduled Phase II Turnover Date Landlord, acting reasonably and in good faith, determines that Landlord will be unable to deliver the Phase II Premises on or prior to the Scheduled Phase II Turnover Date, then Landlord shall immediately notify Tenant in writing thereof, which notification shall include Landlord’s reasonable estimate of the actual Phase II Turnover Date. Notwithstanding the foregoing, Tenant shall be allowed to begin moving its personnel into the Phase II Premises and have the right to receive the beneficial use of the Phase II Premises up to twelve (12) weeks (the

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date Tenant first occupies all or substantially all of the Phase II Premises for business purposes, the “Phase II Occupancy Date”) prior to the Phase II Commencement Date (if utilized by Tenant, the time between the Phase II Occupancy Date and the Phase II Commencement Date being known as the “Phase II Beneficial Occupancy Period”). Tenant’s early occupancy of the Phase II Premises shall be on all of the terms and conditions of this lease, except that (i) Tenant shall not be required to pay Base Rental for the Phase II Premises during the Phase II Beneficial Occupancy Period; (ii) Tenant shall not be required to pay Tenant’s Forecast Additional Rental or Tenant’s Additional Rental for the Phase II Premises for the first thirty (30) days of such Phase II Beneficial Occupancy Period; and (iii) Tenant shall be responsible for maintaining insurance policies for the Phase II Premises upon the same terms, amounts and types of insurance as provided in Sections 6.04 and 6.05 of this lease, as evidenced by a certificate of insurance delivered to Landlord prior to the commencement of the Phase II Beneficial Occupancy Period.

Notwithstanding anything herein to the contrary, if the Phase II Turnover Date has not occurred by February 28, 2011 (such date to be extended day for day for any delay due to Force Majeure or Tenant Delay), then Landlord shall grant Tenant a period of free Base Rental applicable to the Phase II Premises commencing upon the Phase II Rent Commencement Date and independent of all other Base Rental abatement periods applicable hereunder for such Phase II Premises. This period of free Base Rental shall consist of one (1) day for each day elapsing between February 28, 2011 (as such date may be extended due to Force Majeure or Tenant Delay), and the actual Phase II Turnover Date with respect to the Phase II Premises. Notwithstanding the foregoing, in the event that as of February 28, 2011, a portion, but not the entirety, of the Phase II Premises is ready for delivery to Tenant in the condition required by the Work Letter attached hereto as Exhibit C (the “Partially Available Phase II Premises”), then Landlord shall provide Tenant with written notice thereof on or before February 28, 2011 specifying the location of the Partially Available Phase II Premises, and Tenant shall have the right, but not the obligation, to take possession of all or a portion of the Partially Available Phase II Premises, provided, the Partially Available Phase II Premises and any lesser portion thereof selected by Tenant, shall in all events be comprised of whole floor increments only. In the event that Tenant desires to take possession of all or a portion of the Partially Available Phase II Premises as hereinabove described, then Tenant shall deliver written notice thereof to Landlord identifying the floors of the Partially Available Phase II Premises which Tenant has elected to accept and the date (which date shall be prior to the actual Phase II Turnover Date) upon which Tenant will take possession thereof (such floors of the Partially Available Phase II Premises selected by Tenant hereinafter referred to as the “Selected Partially Available Phase II Premises”, and the date identified by Tenant for taking possession thereof, the “Selected Partially Available Phase II Premises Turnover Date”). If Tenant so elects, Landlord shall deliver the Selected Partially Available Phase II Premises to Tenant on the Selected Partially Available Phase II Premises Turnover Date in the condition required by this lease. The terms and conditions of the first paragraph of this Section 1.02(b) and Exhibit C-2 applicable to the Phase II Premises, including, without limitation, the rights and responsibilities of Tenant thereunder, shall apply in all respects to the Selected Partially Available Phase II Premises except Base Rental shall begin to accrue with respect to the Selected Partially Available Phase II Premises one hundred eighty (180) days after the Selected Partially Available Phase II Premises Turnover Date. Further notwithstanding the foregoing, as of the Selected Partially Available Phase II Premises Turnover

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Date, the period of free Base Rental accruing with respect to the Selected Partially Available Phase II Premises pursuant to this paragraph shall end, provided the period of free Base Rental accruing on the remainder of the Phase II Premises shall continue to accrue until the actual Phase II Turnover Date with respect to the remainder of the Phase II Premises, which actual Phase II Turnover Date shall be deemed to have occurred when Landlord shall have delivered possession of the remainder of the Phase II Premises (which shall be all of the Phase II Premises other than the Selected Partially Available Phase II Premises) to Tenant in the condition required by this lease. For avoidance of doubt, in the event Landlord fails to deliver all of the Phase II Premises to Tenant on or before February 28, 2011 and Tenant elects to lease some or all of the Partially Available Phase II Premises, the Phase II Rent Commencement Date shall continue to be the Phase II Rent Commencement Date with respect to the last portion of the Phase II Premises delivered to Tenant hereunder as determined above.

(c) Phase III Term. Subject to and upon the terms and conditions set forth herein, or in any exhibit hereto, Landlord shall deliver the Phase III Premises to Tenant on or before December 1, 2012 (the “Scheduled Phase III Turnover Date”), in the condition required by the Work Letter attached hereto as Exhibit C. The later of the Scheduled Phase III Turnover Date and the date that Landlord actually delivers possession of the Phase III Premises to Tenant in the condition required hereunder shall hereafter be referred to as the “Phase III Turnover Date.” The Term of this lease shall commence and rent shall be due and owing for the Phase III Premises beginning on June 1, 2013 (the “Phase III Commencement Date”) and shall expire simultaneously with the Term of the Phase I Premises; provided, however, in the event the Phase III Turnover Date does not occur on or before December 1, 2012, then the Phase III Commencement Date shall be one hundred eighty (180) days after the Phase III Turnover Date. As used herein, the term “Phase III Commencement Date” shall mean, unless otherwise noted, the “Phase III Rent Commencement Date.” In the event that at any time prior to the Scheduled Phase III Turnover Date Landlord, acting reasonably and in good faith, determines that Landlord will be unable to deliver the Phase III Premises on or prior to the Scheduled Phase III Turnover Date, then Landlord shall immediately notify Tenant in writing thereof, which notification shall include Landlord’s reasonable estimate of the actual Phase III Turnover Date. Notwithstanding the foregoing, Tenant shall be allowed to begin moving its personnel into the Phase III Premises and have the right to receive the beneficial use of the Phase III Premises up to twelve (12) weeks (the date Tenant first occupies all or substantially all of the Phase III Premises for business purposes, the “Phase III Occupancy Date”) prior to the Phase III Commencement Date (if utilized by Tenant, the time between the Phase III Occupancy Date and the Phase III Commencement Date being known as the “Phase III Beneficial Occupancy Period”). Tenant’s early occupancy of the Phase III Premises shall be on all of the terms and conditions of this lease, except that (i) Tenant shall not be required to pay Base Rental for the Phase III Premises during the Phase III Beneficial Occupancy Period; (ii) Tenant shall not be required to pay Tenant’s Forecast Additional Rental or Tenant’s Additional Rental for the Phase III Premises for the first thirty (30) days of such Phase III Beneficial Occupancy Period; and (iii) Tenant shall be responsible for maintaining insurance policies for the Phase III Premises upon the same terms, amounts and types of insurance as provided in Sections 6.04 and 6.05 of this lease, as evidenced by a certificate of insurance delivered to Landlord prior to the commencement of the Phase III Beneficial Occupancy Period.

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Notwithstanding anything herein to the contrary, if the Phase III Turnover Date has not occurred by January 1, 2013 (such date to be extended day for day for any delay due to Force Majeure or Tenant Delay), then Landlord shall grant Tenant a period of free Base Rental applicable to the Phase III Premises commencing upon the Phase III Rent Commencement Date and independent of all other Base Rental abatement periods applicable hereunder for such Phase III Premises. This period of free Base Rental shall consist of one (1) day for each day elapsing between January 1, 2013 (as such date may be extended due to Force Majeure or Tenant Delay), and the actual Phase III Turnover Date with respect to the Phase III Premises. Notwithstanding the foregoing, in the event that as of January 1, 2013, a portion, but not the entirety, of the Phase III Premises is ready for delivery to Tenant in the condition required by the Work Letter attached hereto as Exhibit C (the “Partially Available Phase III Premises”), then Landlord shall provide Tenant with written notice thereof on or before January 1, 2013 specifying the location of the Partially Available Phase III Premises, and Tenant shall have the right, but not the obligation, to take possession of all or a portion of the Partially Available Phase III Premises, provided, the Partially Available Phase III Premises and any lesser portion thereof selected by Tenant, shall in all events be comprised of whole floor increments only. In the event that Tenant desires to take possession of all or a portion of the Partially Available Phase III Premises as hereinabove described, then Tenant shall deliver written notice thereof to Landlord identifying the floors of the Partially Available Phase III Premises which Tenant has elected to accept and the date (which date shall be prior to the actual Phase III Turnover Date) upon which Tenant will take possession thereof (such floors of the Partially Available Phase III Premises selected by Tenant hereinafter referred to as the “Selected Partially Available Phase III Premises”, and the date identified by Tenant for taking possession thereof, the “Selected Partially Available Phase III Premises Turnover Date”). If Tenant so elects, Landlord shall deliver the Selected Partially Available Phase III Premises to Tenant on the Selected Partially Available Phase III Premises Turnover Date in the condition required by this lease. The terms and conditions of the first paragraph of this Section 1.02(c) and Exhibit C-3 applicable to the Phase III Premises, including, without limitation, the rights and responsibilities of Tenant thereunder, shall apply in all respects to the Selected Partially Available Phase III Premises except Base Rental shall begin to accrue with respect to the Selected Partially Available Phase III Premises one hundred eighty (180) days after the Selected Partially Available Phase III Premises Turnover Date. Further notwithstanding the foregoing, as of the Selected Partially Available Phase III Premises Turnover Date, the period of free Base Rental accruing with respect to the Selected Partially Available Phase III Premises pursuant to this paragraph shall end, provided the period of free Base Rental accruing on the remainder of the Phase III Premises shall continue to accrue until the actual Phase III Turnover Date with respect to the remainder of the Phase III Premises, which actual Phase III Turnover Date shall be deemed to have occurred when Landlord shall have delivered possession of the remainder of the Phase III Premises (which shall be all of the Phase III Premises other than the Selected Partially Available Phase III Premises) to Tenant in the condition required by this lease. For avoidance of doubt, in the event Landlord fails to deliver all of the Phase III Premises to Tenant on or before February 28, 2011 and Tenant elects to lease some or all of the Partially Available Phase III Premises, the Phase III Rent Commencement Date shall continue to be the Phase III Rent Commencement Date with respect to the last portion of the Phase III Premises delivered to Tenant hereunder as determined above.

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As used herein, the term “Force Majeure” shall mean and be limited to casualty, war, terrorist attack, government orders or other requirements, acts of civil or military authorities, fire, tornado, hurricane, flood, act of god, or other emergency conditions and any other cause outside of the reasonable control of Landlord; provided, however, in no event shall “Force Majeure” include holdover of all or part of the Premises by one or more tenants or other occupants of any portion of the Premises. In the event of the occurrence of a Force Majeure, Landlord shall be entitled to an appropriate extension of the Phase I Turnover Date, Phase II Turnover Date or Phase III Turnover Date, as applicable, provided Landlord shall have given written notice to Tenant within three (3) business days of any incident for which a Force Majeure delay is claimed, which notice shall include (1) the cause of such delay (attaching any substantiating documentation related thereto); (2) the anticipated length of such delay; and (3) a plan to minimize and mitigate the effect of such delay. Also, as used herein, “Tenant Delay” shall mean and be limited to an actual delay caused by Tenant or its agents or employees. Landlord agrees to promptly provide Tenant with written notice of such Tenant Delay, provided, to the extent Tenant is provided a period of time within which to act hereunder, then such period shall have run before a Tenant Delay shall have been deemed to have occurred hereunder. Notwithstanding the foregoing, Landlord’s obligation to timely deliver each phase of the Premises shall be tolled only to the extent and for the duration of time that Landlord is actually delayed in delivering possession of the Phase I Premises, Phase II Premises or Phase III Premises, as applicable, by such Force Majeure or Tenant Delay. Further notwithstanding the foregoing, Landlord’s failure to provide Tenant with written notice of a Force Majeure event or Tenant Delay within three (3) business days following Landlord’s actual knowledge of the occurrence thereof shall be deemed a waiver by Landlord of any claim for avoidance of the payment of liquidated damages hereunder as a result of Landlord’s failure to timely deliver the Phase I Premises, the Phase II Premises, and the Phase III Premises, as applicable.

(d) Café Premises. Landlord and Tenant agree that, as set forth herein, the Café Premises shall be delivered to Tenant as a portion of the Phase I Premises. As part of such delivery, Tenant shall execute a café operating license agreement (the “Café License”) with a third party operator, in form and substance reasonably acceptable to Landlord and Tenant, for the operation of the café in the Café Premises. During any period in which the Tenant Parties (as defined in Section 8.01(i) below) lease the Entire Building, Landlord and Tenant agree that food service offered in the Café Premises may, at Tenant’s sole election, be made available exclusively to the employees, visitors and contractors of such Tenant Parties, and not to the general public. During any period in which the Tenant Parties do not lease and occupy the Entire Building, then the following provisions shall apply to the Café Premises and to the Café License:

(i) Landlord shall have the right, in its reasonable discretion, to approve the proposed café operator;

(ii) the Café License shall have a term of one (1) year, with annual renewals reasonably approved by Landlord; and

(iii) the food operation in the Café Premises shall be open to the general public, including all tenants, subtenants and visitors of the Building and the Perimeter Summit Office Park.

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(e) Retail Premises. Landlord and Tenant agree that, as set forth herein, the Retail Premises shall be delivered to Tenant as a portion of the Phase I Premises. As part of such delivery, Tenant shall execute a retail operating license agreement (the “Retail License”) with a third party operator, in form and substance reasonably acceptable to Landlord and Tenant, for the operation of a newsstand in the Retail Premises. During any period in which the Tenant Parties lease the Entire Building, Landlord and Tenant agree that the retail shop located in the Retail Premises may, at Tenant’s sole election, be made available exclusively to the employees, visitors and contractors of the Tenant Parties, and not to the general public. During any period in which the Tenant Parties do not lease and occupy the Entire Building, then the following provisions shall apply to the Retail Premises and to the Retail License:

(i) Landlord shall have the right, in its reasonable discretion, to approve the proposed retail operator;

(ii) the Retail License shall have a term of one (1) year, with annual renewals reasonably approved by Landlord; and

(iii) the retail operation in the Retail Premises shall be open to the general public, including all tenants, subtenants and visitors of the Building and the Perimeter Summit Office Park.

Section 1.03 Use of Office Premises. The Office Premises are to be used and occupied by the Tenant Parties solely for the purposes of general business and office space and customer service center, including, but not limited to, conference and training facilities, fitness facilities, data center and museum, all consistent with and in keeping with the character of a class “A” office building, and any other legally permitted use consistent with the character of a class “A” office building, and for no other purposes. The Office Premises shall not be used for any purpose which would create unreasonable elevator loads or otherwise unreasonably interfere with Building operations, and Tenant shall not engage in any activity which is not in keeping with the first class standards of the Building. In furtherance of the immediately preceding sentence, Tenant agrees that Tenant’s use and occupancy of the Office Premises shall be subject to any limitations imposed by local law and shall not exceed at any time the following: (i) an overall density ratio of one (1) person per 175 rentable square feet of office space, (ii) one (1) person per 100 rentable square feet on any floor of the Building, and (iii) more than two (2) full floors for use as a dedicated call center. Notwithstanding anything herein to the contrary, in the event that at any time during the Term, Tenant shall use two (2) full floors of the Office Premises as a dedicated call center, Tenant’s use of portions (but not the entirety) of other floors of the Office Premises for call center purposes shall not violate, or be deemed to violate, the terms of the immediately preceding sentence, so long as Tenant otherwise complies with the density requirements set forth in subsections (i) and (ii) above. In no event shall the Office Premises be used for the purpose of installing, marketing, operating, or providing electronic telecommunications, information or data processing, storage or transmissions, or other electronic office services or equipment for other tenants or occupants of the Building (other than an Affiliate and/or a Permitted Transferee) on a shared-usage basis through a central switch or a local area network.

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Section 1.04 Use of Café Premises and Retail Premises. The Café Premises are to be used and occupied by Tenant (and its permitted licensees) solely for the purpose of operating a café. In the event that at any time during the Term the Tenant Parties shall lease and occupy less than the Entire Building, then Tenant shall cause the operator of the Café Premises to operate the café in a first class quality manner offering a varied and extensive selection of good quality, reasonably priced, breakfast and lunch items and for no other purpose.

The Retail Premises are to be used and occupied by Tenant (and its permitted licensees) solely for the operation of a newsstand and sundry shop. In the event that at any time during the Term the Tenant Parties shall lease and occupy less than the Entire Building, then Tenant shall cause the operator of the Retail Premises to operate the newsstand and sundry shop in a first class manner offering for sale items customarily sold in first class office building newsstands and for no other purpose.

Any licensee of Tenant shall use the Café Premises and Retail Premises solely for their respective permitted uses. The Café Premises and Retail Premises shall not be used for any purpose which would unreasonably interfere with Building operations, and Tenant shall not engage in any activity which is not in keeping with the first class standards of the Building. In no event shall the Café Premises or Retail Premises be used for the purpose of installing, marketing, operating, or providing electronic telecommunications, information or data processing, storage or transmissions, or other electronic office services or equipment for tenants or other occupants of the Building on a shared-usage basis through a central switch or a local area network.

(a) During any period in which the Tenant Parties do not occupy the Entire Building, Tenant shall cause both the Café Premises and Retail Premises to be open during Business Operating Hours. If Tenant shall request Landlord’s approval of the opening of the Café Premises and/or the Retail Premises for business for periods exceeding those specified above and Landlord shall approve such request, Tenant shall pay for any additional costs incurred by Landlord in connection with Tenant’s opening the Café Premises and/or Retail Premises for business during such additional hours. Notwithstanding the foregoing, during any period in which the Tenant Parties occupy the Entire Building, Tenant shall have the right to set the hours that the Café Premises and Retail Premises are open for business, which operating hours may exceed or be less than the Business Operating Hours, in Tenant’s sole discretion.

(b) Tenant will not occupy or use nor permit any portion of the Café Premises or Retail Premises to be occupied or used for any business or purpose that Landlord may, in the exercise of reasonable, good faith judgment, deem disreputable in any manner. During any period in which the Tenant Parties do not occupy the Entire Building and subject to periodic, temporary cessations of operations to accommodate remodeling and/or retooling of the Café Premises and/or the Retail Premises, Tenant will continuously conduct Tenant’s business in and occupy the Café Premises and Retail Premises, and will control Tenant’s agents, employees and invitees in such a manner so as not to create any nuisance or interfere with, annoy or disturb any of the other tenants or occupants of the Building.

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(c) Tenant will, at its expense: (i) promptly replace any cracked or broken glass of the Café Premises and Retail Premises with glass of like grade and quality; (ii) repair and maintain the Café Premises and Retail Premises and all equipment contained therein in a good condition, including repairing or replacing as needed all floor covering within the public areas of the Café Premises and Retail Premises; (iii) keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the Café Premises or Retail Premises; (iv) comply with all health code standards, laws, ordinances, rules and regulations of governmental authorities and all recommendations of Landlord’s fire insurance rating organization now or hereafter in effect; and (v) conduct its business in all respects consistent with the quality of operation of the Building as reasonably determined by Landlord.

(d) Tenant will not: (i) place or maintain any merchandise, trash, refuse or other articles in any vestibule or entry of the Café Premises or Retail Premises, on the footpaths or corridors adjacent thereto or elsewhere on the exterior of the Café Premises or Retail Premises so as to obstruct any driveway, corridor, footpath, Parking Facility or any other common area; (ii) during any period in which the Tenant Parties do not occupy the Entire Building, use or permit the use of any objectionable advertising medium such as, without limitation, loud-speakers, phonographs, public address systems, sound amplifiers, reception of radio or television broadcasts within the Building, which is in any manner audible or visible outside of the Café Premises or Retail Premises; (iii) permit undue accumulations of or burn garbage, trash, rubbish or other refuse within or outside the Café Premises or Retail Premises; (iv) cause or permit objectionable odors to emanate or to be dispelled from the Café Premises or Retail Premises; (v) during any period in which the Tenant Parties do not occupy the Entire Building, solicit business in the Parking Facility or any other common area; (vi) during any period in which the Tenant Parties do not occupy the Entire Building, distribute handbills or other advertising matter to, in or upon any automobiles parked in the Parking Facility or in any other common area; (vii) permit the parking of vehicles so as to interfere with the use of any driveway, corridor, footpath, the Parking Facility or other common areas; (viii) during any period in which the Tenant Parties do not occupy the Entire Building, receive or ship articles of any kind outside the designated loading areas for the Café Premises or Retail Premises; (ix) during any period in which the Tenant Parties do not occupy the Entire Building, use any space available, corridor or any other common area adjacent to the Café Premises or Retail Premises for the sale or display of any merchandise or for any other business, occupation or undertaking; (x) conduct or permit to be conducted any auction, fire, going out of business, bankruptcy, or other similar type sale in or connected with the Café Premises or Retail Premises (but this provision shall not restrict the freedom of Tenant in determining its own selling prices, nor shall it preclude the conduct of periodic seasonal, promotional or clearance sales); (xi) use or permit the use of any portion of the Café Premises or Retail Premises for any unlawful purpose (xii) operate its heating or air-conditioning inconsistently with standard Building practices; (xiii) during any period in which the Tenant Parties do not occupy the Entire Building, install rear exit door signs, bells, knockers, alarm systems, etc., other than those supplied by Landlord, at Tenant’s expense, or approved by Landlord; or (xiv) maintain a health score of less than ninety (90) points for two (2) consecutive periods.

(e) For purposes of this Section, “common areas” shall mean those areas and facilities which may be furnished by Landlord, now or hereafter, in or near the Building for the

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non-exclusive general common use of tenants and other occupants of the Building, their officers, agents, employees and customers, including without limitation all parking areas, access roads, employee parking areas, truckways, driveways, loading docks and areas, delivery passages, package pick-up stations, sidewalks, malls, roofs, and sprinklers in the common areas, courts, ramps, landscaped and planted areas, retaining walls, stairways, escalators, elevators.

(f) Tenant acknowledges that it is Landlord’s intent that the Building be operated in a manner which is consistent with the highest standards of decency and morals prevailing in the community which it serves. To that end, Tenant agrees that it will not sell, distribute, display or offer for sale from the Premises any item which, in Landlord’s good faith judgment, is inconsistent with the quality of operation of the Building or may tend to injure or detract from the moral character or image of the Building within such community. Without limiting the generality of the foregoing, Tenant will not sell, distribute, display or offer for sale from the Premises (i) any roach clip, water pipe, bong, toke, coke spoon, cigarette papers, hypodermic syringe or other paraphernalia commonly used in the use or ingestion of illicit drugs, or (ii) any pornographic, lewd, suggestive, or “adult” newspaper, book, magazine, film, picture, representation or merchandise of any kind; or (iii) any pornographic or “adult” business of any kind.

(g) During any period in which the Tenant Parties do not occupy the Entire Building, Tenant will not place or suffer to be placed or maintained on the exterior of the Café Premises, the Retail Premises or in any part of the Building any sign, advertising matter or any other thing of any kind, and will not place or maintain any decoration, letter or advertising matter on the glass of any window or door of the Café Premises or Retail Premises or interior sign visible from outside the Café Premises or Retail Premises without first obtaining Landlord’s prior written approval. Tenant will, at its sole cost and expense, maintain such sign, decoration, lettering, advertising matter or other thing as may be permitted hereunder in good condition and repair at all times. During any period in which the Tenant Parties do not occupy the Entire Building, Tenant shall not be permitted to place hand-lettered advertising on the exterior of the Café Premises or Retail Premises or any glass of any window or door of the Café Premises or Retail Premises.

(h) Tenant shall, or shall cause the respective operators to, apply for and maintain all licenses and permits required in the operation of the facilities in the Café Premises and Retail Premises and do all other things necessary to comply with all laws and ordinances related to the operations therefrom.

(i) During any period in which the Tenant Parties do not occupy the Entire Building, Tenant shall receive and deliver goods and merchandise only in the manner at such times, and in such areas, as may be reasonably designated by Landlord, and in connection therewith, Tenant specifically agrees (A) to use Tenant’s commercially reasonable efforts to complete or cause to be completed, all deliveries, loading, unloading and services to the Café Premises and Retail Premises prior to ten o’clock a.m. (10:00 a.m.) each day and (B) to abide by such further reasonable regulations as Landlord shall implement to regulate the activities of tenants of the Building with respect to deliveries to and servicing of premises occupied by such tenants.

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(j) During any period in which the Tenant Parties do not occupy the Entire Building, Tenant shall not display or sell merchandise or allow carts, signs, devices, or any other objects to be stored or to remain outside the defined exterior walls and permanent doorways or store front of the Café Premises or Retail Premises.

(k) Tenant acknowledges and agrees that the sale of alcoholic beverages from within the Café Premises or Retail Premises is strictly prohibited.

Section 1.05 Landlord’s Relocation Right. Intentionally Deleted.

Section 1.06 Survival. Any claim, cause of action, liability or obligation arising during the Term of this lease and under the provisions hereof in favor of a party hereto against or obligating the other party hereto shall survive the expiration or any earlier termination of this lease.

ARTICLE II

Section 2.01 Rental Payments.

(a) Commencing on the Phase I Rent Commencement Date, and continuing thereafter throughout the full Term of this lease, Tenant hereby agrees to pay the Base Rental (defined below) in accordance with this Section 2.01 and Section 2.02, Tenant’s Forecast Additional Rental (defined below) and Tenant’s Additional Rental Adjustment and all other sums, charges or payments which Tenant is obligated to make to Landlord under this lease (collectively, hereafter called “rent”) in accordance with this Section 2.01 and Section 2.03. The Base Rental and Tenant’s Forecast Additional Rental shall be due and payable in equal monthly installments on the first day of each calendar month during the initial Term of this lease and any extensions or renewals thereof, and Tenant hereby agrees to so pay such rent to Landlord at Landlord’s address as provided herein (or such other address as may be designated by Landlord from time to time) monthly in advance. Except as provided in Section 1.02(b) above, Base Rental with respect to the Phase II Premises shall commence on the Phase II Commencement Date, and Tenant’s Forecast Additional Rental and Tenant’s Additional Rental and all other charges or rent shall commence with respect to the Phase II Premises upon the Phase II Commencement Date. Except as provided in Section 1.02(c) above, Base Rental with respect to the Phase III Premises shall commence on the Phase III Commencement Date, and Tenant’s Forecast Additional Rental and Tenant’s Additional Rental and all other charges or rent shall commence with respect to the Phase III Premises upon the Phase III Commencement Date.

(b) If the Phase I Rent Commencement Date is other than the first day of a calendar month or if this lease expires on other than the last day of a calendar month, then the installments of Base Rental and Tenant’s Forecast Additional Rental for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. Said installments for such prorated month or months shall be calculated by multiplying the equal monthly installment by a fraction, the numerator of which shall be the number of days of the Term occurring during said commencement or expiration month, as the case may be, and the denominator of which shall be thirty (30). If the Term of this lease commences or expires on other than the first day of a calendar year, Tenant’s Forecast Additional Rental and Tenant’s

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Additional Rental shall be prorated for such commencement or expiration year, as the case may be, by multiplying Tenant’s Forecast Additional Rental and Tenant’s Additional Rental by a fraction, the numerator of which shall be the number of days of the Term occurring during the commencement or expiration year, as the case may be, and the denominator of which shall be three hundred and sixty-five (365). In such event the calculation described in Section 2.03(d) shall be made as soon as possible after the termination of this lease. Landlord and Tenant hereby agree that the provisions of this Section 2.01(b) shall survive the expiration or termination of this lease for a period of one hundred twenty (120) days after the end of the calendar year in which this lease expires or is terminated.

(c) Tenant agrees to pay all rent and other sums of money as shall become due from and payable by Tenant to Landlord under this lease at the times and in the manner provided in this lease, and, except as expressly permitted or required herein, without abatement, demand, or set-off. All rent and other sums of whatever nature owed by Tenant to Landlord under this lease shall bear interest from the fifth (5th) day after the date due thereof until paid at the lesser of the following rates (the “Interest Rate”): (i) a per annum rate equal to the “prime rate” as published in the Wall Street Journal (or if such publication is discontinued, then as published by a similarly nationally recognized financial publication selected by Landlord in its sole but reasonable discretion) plus two percent (2%) or (ii) the maximum interest rate per annum allowed by law. Notwithstanding the foregoing, with respect to the first two (2) payments of rent or other sums not paid by Tenant within five (5) days following the date such payments are due hereunder within any calendar year during the Term of this lease, no interest shall accrue thereon unless Landlord shall provide Tenant with written notice thereof in each case, and Tenant shall thereafter fail to remit such payments within ten (10) days following receipt of such notice.

Section 2.02 Base Rental. Throughout the full Term of this lease, Tenant hereby agrees to pay a base annual rental (“Base Rental”) as set forth in Special Stipulation No. 1 in Exhibit H attached hereto and incorporated herein.

Section 2.03 Additional Rental.

(a) Commencing with the calendar year in which the Phase I Commencement Date occurs and continuing thereafter for each calendar year during the full Term of this lease, Landlord shall present to Tenant at least thirty (30) days prior to the beginning of said calendar year (or for the calendar year in which the Term commences, on the Phase I Rent Commencement Date) a statement of Tenant’s Forecast Additional Rental; provided, however, Tenant’s Forecast Additional Rental shall accrue with respect to the Phase II Premises and the Phase III Premises only upon the Phase II Rent Commencement Date and the Phase III Rent Commencement Date, respectively, subject, however, to Tenant’s obligation to pay Tenant’s Forecast Additional Rental or Tenant’s Additional Rental during a portion of the Phase I, Phase II and Phase III Beneficial Occupancy Period, as provided in Section 1.02 hereinabove.

(b) As used herein, “Tenant’s Forecast Additional Rental” shall mean Landlord’s reasonable estimate of Tenant’s Additional Rental (defined below) for the coming calendar year (or, in the calendar year in which the Term commences, for such calendar year).

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(c) “Tenant’s Additional Rental,” as that term is used herein, shall be computed on a calendar year basis and shall mean the sum of (i) Tenant’s Percentage Share (defined below) of Operating Expenses (defined below), plus (ii) a management fee contribution equal to the sum of (A) two and one-quarter percent (2.25%) times the Base Rental for such calendar year (regardless of any Base Rental abatement granted to Tenant), and (B) two and one-quarter percent (2.25%) times Tenant’s Percentage Share of Operating Expenses allocable to the Premises and payable by Tenant based upon Tenant’s Percentage Share; provided, however, Tenant’s fixed management fee contribution shall be conditioned upon Landlord paying an amount pursuant to a written agreement to an independent management company of at least two and one-quarter percent (2.25%) times the aggregate of all base rent and operating expenses due from all tenants, including Tenant, and other occupants of the Building (the “Estimated Management Fee”). In the event that at any time during the Term or any extension thereof, Landlord shall pay such independent management company less than the Estimated Management Fee (the “Actual Management Fee”), then the management fee contribution payable by Tenant pursuant to the immediately preceding sentence shall be reduced in equal proportion to the relationship that the Actual Management Fee bears to the Estimated Management Fee. As used herein, “Tenant’s Percentage Share” shall mean a fraction, the numerator of which is the total number of square feet of net rentable area within the Premises and the denominator of which is the greater of (i) ninety-five percent (95%) of the total square footage of all net rentable area in the Building held for lease, or (ii) the total square footage of all net rentable area in the Building actually leased.

(d) No later than one hundred twenty (120) days after the end of the calendar year, or as soon as reasonably practicable thereafter, in which the Phase I Commencement Date occurs and of each calendar year thereafter during the Term of this lease, Landlord shall provide Tenant a statement, certified by a certified public accounting firm, detailing the Operating Expenses for each such calendar year and a statement prepared by Landlord comparing Tenant’s Forecast Additional Rental with Tenant’s Additional Rental. In the event that Tenant’s Forecast Additional Rental exceeds Tenant’s Additional Rental for said calendar year, Landlord shall pay Tenant (in the form of a credit against rentals next due or, upon expiration of this lease, in the form of Landlord’s check) an amount equal to such excess. In the event that the Tenant’s Additional Rental exceeds Tenant’s Forecast Additional Rental for said calendar year, Tenant hereby agrees to pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference (“Tenant’s Additional Rental Adjustment”). Landlord shall have the right to supplement or amend Landlord’s reconciliation statement for up to twelve (12) months after the original statement was rendered; provided, however, there shall be no time limitation to amend Landlord’s reconciliation statement to reflect a change in ad valorem taxes for a calendar year. Landlord’s right to charge Tenant for Tenant’s Additional Rental Adjustment for any calendar year, with the exception of ad valorem taxes, shall expire twelve (12) months after the date Landlord delivered the original Landlord’s statement to Tenant (but in no event later than eighteen (18) months after the expiration of the calendar year to which such statement relates).

Section 2.04 Operating Expenses.

(a) “Operating Expenses,” for each calendar year, shall consist of (i) all operating costs (defined below) for the Building, the Land and any additional facilities now or hereafter relating to the Building (the Building, the Land and such additional facilities being

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hereinafter referred to collectively as the “Project”), plus (ii) an amount equal to the product of the total maintenance, landscape maintenance and operating costs accruing during each such calendar year for the tracts of land within and around Perimeter Summit Office Park, except to the extent otherwise collected hereunder, maintained from time to time for the benefit of the occupants of the Project, multiplied by the lesser of (x) a fraction, the numerator of which shall equal the total square footage of all net rentable area in the Building and the denominator of which shall equal the total square footage of the permitted floor area in Perimeter Summit Office Park, as more particularly described in that certain Perimeter Summit Declaration of Easements (the “Declaration”), as the same may be modified from time to time during the applicable calendar year, or (y) such percentage as Landlord may designate from time to time.

(b) For the purposes of this lease, “operating costs” shall mean all expenses, costs and accruals (excluding therefrom, however, specific costs billed to or otherwise incurred for the particular benefit of specific tenants of the Building or to other buildings or projects within Perimeter Summit Office Park) of every kind and nature, computed on an accrual basis, incurred or accrued in connection with, or relating to, the operation of the Project and said common areas during each calendar year, including, but not limited to, the following:

(1) wages and salaries, including taxes, insurance and benefits, of all on and off-site employees engaged in operations, maintenance or access control, as reasonably allocated by Landlord;

(2) all assessments, costs, expenses or other charges imposed upon the Building pursuant to the Declaration and pursuant to the owner’s association for Perimeter Summit Office Park;

(3) cost of all supplies, tools, equipment and materials to the extent used in operations and maintenance, as reasonably allocated by Landlord;

(4) cost of all utilities, including, but not limited to, any costs of utilities which are allocated to the Project under any declaration, restrictive covenant, or other instrument pertaining to the sharing of costs by the Project or any portion thereof, including any covenants, conditions or restrictions now or hereafter recorded against or affecting the Project;

(5) cost of all maintenance and service agreements and the equipment therein, including, but not limited to, security service, garage operations, window cleaning, elevator maintenance, janitorial service and landscaping maintenance;

(6) cost of repairs and general maintenance (excluding repairs, alterations and general maintenance paid by proceeds of insurance);

(7) amortization of the cost (together with reasonable financing charges and installation costs) of any system, apparatus, device, or equipment which is installed for the principal purpose of (i) reducing Operating Expenses, (ii) promoting safety or (iii) complying with governmental requirements which become effective after the Commencement Date, all of which costs will be amortized over the useful life of such item;

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(8) the cost of all insurance, including, but not limited to, the cost of casualty, rental abatement and liability insurance, and insurance on Landlord’s personal property, plus the cost of all deductible payments made by Landlord in connection therewith; and

(9) all taxes, assessments and governmental charges, whether or not directly paid by Landlord, whether federal, state, county or municipal and whether they be levied by taxing districts or authorities presently taxing the Project and said common areas or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Project and said common areas or their operation, excluding, however, taxes and assessments attributable to the personal property of other tenants, federal and state taxes on income, death taxes, franchise taxes, and any taxes imposed or measured on or by the income of Landlord from the operation of the Project; provided, however, that if at any time during the Term of this lease, the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon shall be discontinued and as a substitute therefor, or in lieu of or in addition thereto, taxes, assessments, levies, impositions or charges shall be levied, assessed or imposed, wholly or partially, as a capital levy or otherwise, on the rents received from the Project or the rents reserved herein or any part thereof, then such substitute or additional taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed with respect to the Project, shall be deemed to be included within the operating costs. Consultation, legal fees and costs resulting from any challenge of tax assessments as reasonably allocated by Landlord shall also be included in operating costs. It is agreed that Tenant will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Premises to the extent that the same exceed Forty-five and 00/100 Dollars ($45.00) per rentable square foot. In the case of special taxes and assessments which may be payable in installments, only the amount of each installment accruing during a calendar year shall be included in the operating costs for such year.

Landlord shall not collect Operating Expenses from Tenant and other tenants and occupants of space in the Project which, in the aggregate, exceed one hundred percent (100%) of all Operating Expenses incurred by Landlord with respect to the Project.

(c) Notwithstanding any term or provision of this lease to the contrary, “Operating Expenses” shall not include any of the following:

(1) Salaries or benefits for Landlord’s executives and employees above the grade of general manager, and of any employee in excess of the time devoted to the Building.

(2) Any compensation paid to clerks, attendants or other persons, or other costs incurred in commercial concessions or services, including without limitation garage or other parking concessions operated by Landlord or others at the Project that are not otherwise offset by income generated thereby.

(3) To the extent such costs constitute capital costs under generally accepted accounting principles, the cost of replacement of HVAC, mechanical, security,

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electrical, plumbing systems, or of any substantial component or part of such systems beyond the scope of routine maintenance and repair, resurfacing of the parking area or of the driveways on the Project or any other cost which is capital in nature; provided that if Landlord purchases any item of capital equipment or makes any capital expenditure which reduces expenses which would otherwise be included in Operating Expenses, then the costs of such capital equipment or capital expenditure may be included in Operating Expenses if amortized over the useful life of the item on a straight line basis, but only to the extent of the reduction in each calendar year of expenses which would otherwise be included in Operating Expenses, until the savings or reductions in Operating Expenses equal Landlord’s costs for such capital expenditure. If Landlord leases any items of capital equipment which results in savings or reductions in expenses which would otherwise be included in Operating Expenses, then the rentals and other costs paid pursuant to such leasing shall be included in Operating Expenses for the calendar year in which they were incurred, but only to the extent of the reduction in each calendar year of expenses which would otherwise be included in Operating Expenses.

(4) Costs incurred by Landlord for alterations or improvements which are considered capital improvements or replacements under generally accepted accounting principles, except as expressly provided in Section 2.04(b)(7) above.

(5) Expenditures for which Landlord is reimbursed directly from any insurance carrier, directly from any tenant, including Tenant, not by way of the Operating Expenses section of this lease or from any other source, or expenditures for which Landlord would have been reimbursed from any insurance carrier if Landlord had maintained full replacement value insurance.

(6) Cost of repairs or replacements incurred by reason of fire or other casualty or condemnation to the extent of insurance or condemnation proceeds.

(7) Advertising, marketing and promotional expenditures, to the extent such expenditures relate to leasing space within the Building.

(8) Costs incurred in performing work or furnishing services for any tenant (including the Tenant), whether at such tenant’s or Landlord’s expense, to the extent that such work or service is in excess of any work or service that Landlord is obligated to furnish to Tenant at Landlord’s expense.

(9) Depreciation, except as provided above.

(10) Bad debt loss, rent loss, or reserves for either of them.

(11) If Tenant pays separately for its own electricity, then the cost of all electricity furnished to all tenants, provided that Tenant’s Proportionate Share of common area electricity shall be included as an Operating Expense. If Tenant does not pay separately for its own electricity, then any overtime or excess usage of other tenants shall be excluded from Operating Expenses.

(12) Financing costs, including points, commitment fees, broker’s fees, legal fees, and mortgage interest and amortization payments.

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(13) Costs incurred in connection with the construction of the Building or the initial development of the Project, including, without limitation, the removal of any violations of governmental laws therefrom and the cost of repairing any latent defects in the initial construction thereof.

(14) Costs for acquiring sculptures, decorations, paintings or other objects of art, and the cost of maintaining any such items in excess of amounts typically spent for such items in office buildings of comparable quality in the competitive area of the Building.

(15) Costs, expenses or expenditures relating to the duties, liabilities or obligations of other tenants in the Building.

(16) Costs incurred by Landlord arising out of its failure to perform or breach of any of its covenants, agreements, representations, warranties, guarantees or indemnities made under this lease and/or any other lease for space in the Building.

(17) Costs of compliance, fines or penalties incurred by Landlord due to violations of or non-compliance with any applicable Legal Requirements or other obligations of Landlord under this lease.

(18) Notwithstanding any contrary provision of this lease, including, without limitation, any provision relating to capital expenditures, costs incurred in the removal, abatement or other treatment of underground storage tanks or Hazardous Materials present in the Building or on the Project including, without limitation, Hazardous Materials in the ground water or soil.

(19) Legal fees, space planner’s fees, broker’s commissions and other costs incurred by Landlord in connection with leasing space and negotiating leases, subleases, assignments, and any modification to the foregoing, with tenants or prospective tenants or other occupants of the Building, or legal fees in connection with disputes between Landlord and Tenant or any other tenant of the Building, or between Landlord and any mortgagee, or costs (including all attorneys’ fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims litigation or arbitrations pertaining to Landlord and/or the Building and/or the Project.

(20) Except as provided in Section 2.04(c)(3), lease payments for rented equipment, the cost of which equipment constitutes a capital expenditure if the equipment were purchased;

(21) Any late fees, penalties, interest charges or similar fees incurred by Landlord.

(22) Costs of improving, altering, constructing or redecorating any space leased to tenants of the Building, including, without limitation, permit, license and inspection costs.

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(23) Any amounts paid to Landlord or to a person, firm, corporation, or other entity related to Landlord which is in excess of the amount charged by unaffiliated parties for comparable goods or services.

(24) Costs incurred by Landlord to remedy any defects in the design of or materials used in the Building or Building equipment, or costs incurred by Landlord to repair or replace the structural steel framing, roof, roofing system, foundation and underground utility lines forming a part of or servicing the Building or the Project.

(25) Costs associated with the operation of the business of the entity which constitutes Landlord or Landlord’s manager, as the same are distinguished from the costs of operation of the Building, including, without limitation, accounting and legal expenses, costs of selling, syndicating, financing, mortgaging or hypothecating Landlord’s interest in the Building, costs of any disputes between Landlord and its employees, or building managers.

(26) Costs and expenses paid or incurred by Landlord at any time during the Term of this lease to convert, modify, or replace HVAC components in the Building using chlorofluorocarbons to alternative refrigerant technology or components or both.

(27) The cost of any political, charitable or civic contribution or donation.

(28) The cost of installing, operating and maintaining a specialty improvement, including, but not limited to, an observatory, athletic, luncheon or recreational club or facility (the parties acknowledge that pursuant to, and subject to the limitations set forth in, Special Stipulation No. 2 on Exhibit H, Tenant shall be directly responsible for all costs to maintain, operate, use, repair and replace the Health Club).

(29) The value or lost income to Landlord of any office space in the Building which is utilized for the marketing and/or leasing of the Building and for which no or below market rent is paid.

(30) Amounts paid as ground rental.

(31) The cost of purchasing, installing, operating, maintaining, repairing and replacing signage on the Building which identifies Landlord or any other tenant in the Building.

(32) Costs for which Landlord has been compensated by a management fee.

(33) Costs arising from the negligence or fault of other tenants or Landlord or its agents, or any vendors, contractors, or providers of materials or services selected, hired or engaged by Landlord or its agents, including, without limitation, the selection of Building materials.

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(34) Costs arising from any voluntary special assessment on the Building or the Project by any transit district authority or any other governmental entity having the authority to impose such assessment.

(35) Any expenses incurred by Landlord for use of any portions of the Building to accommodate events including, but not limited to shows, promotions, kiosks, displays, filming, photography, private events or parties, ceremonies, and advertising beyond the normal expenses otherwise attributable to providing Building services, such as lighting and HVAC, to such public portions of the Building in normal Building operations during standard hours of operation and not authorized by Tenant.

(36) Any entertainment, dining or travel expenses related to the marketing or leasing of the Building.

(37) Any flowers, gifts, balloons, etc., provided in connection with the marketing or leasing of the Building to any entity whatsoever, to include, without limitation, Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents.

(38) Any validated parking for any entity.

(39) The cost of any incentive programs.

(40) Any finder’s fees or brokerage commissions.

(41) In-house legal and partnership/ownership accounting fees.

(42) Reserves for bad debts, future improvements or additions to the Project.

(43) Any costs or expenses for items which would normally be treated as Operating Expenses which are in excess of the actual, net cost to Landlord for such items.

(44) Any other expenses which, in accordance with generally accepted accounting principles, consistently applied, would not normally be treated as Operating Expenses by landlords of Class A office buildings similarly situated with the Building.

(d) Notwithstanding any language contained herein to the contrary, Tenant hereby agrees that, during any calendar year in which the Entire Building is not leased by the Tenant Parties and is not provided with Building Standard Services (as defined below) or is not at least ninety-five percent (95%) occupied on average throughout the calendar year, Landlord shall compute all Variable Operating Costs (defined below) for such calendar year as though the entire leasable area of the Building were provided with Building Standard Services and were ninety-five percent (95%) occupied. For purposes of this lease the term “Variable Operating Costs” shall mean any operating cost that is variable with the level of occupancy of the Building (e.g. tenant utilities and tenant cleaning services). In the event that Landlord excludes from “operating costs” any specific costs billed to or otherwise incurred for the particular benefit of specific tenants of the Building, or to other buildings or projects within Perimeter Summit Office Park, Landlord shall have the right to increase “operating costs” by an amount equal to the cost

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of providing standard services similar to the services for which such excluded specific costs were billed or incurred. In no event shall Landlord receive from all tenants of the Building more than one hundred percent (100%) of all operating costs (subject to the adjustment of operating costs as provided herein) actually incurred by Landlord with respect to the Building.

(e) Notwithstanding any language contained herein to the contrary, subject to Tenant’s compliance with the terms of this paragraph, Tenant shall have the right to require Landlord to solicit bids from other Qualified Vendors (as hereinafter defined) for the following contractual components of Operating Expenses: (i) janitorial; (ii) landscaping; (iii) any contract for repair and maintenance; (iv) security; (v) Parking Facility operation; (vi) any contracts for the provision of gas utilities to the Building; and (vii) any other services other than those described in (A), (B) and (C) below in this sentence (each, a “Re-biddable Contract,” and collectively, the “Re-biddable Contracts”); provided, however, Tenant shall not have the right to require Landlord to solicit bids from other Qualified Vendors for providers of the following services: (A) management; (B) insurance; (C) operation of life safety systems; and (D) other utilities other than gas. Further, Landlord agrees to cooperate in good faith with Tenant for the evaluation of any contract for the provision of electricity to the Building and shall provide to Tenant copies of all such contracts sufficiently prior to execution by Landlord to afford Tenant a reasonable opportunity to review the same. Tenant shall have the right to comment upon and provide advice to Landlord with respect to such proposed contracts, although such contracts shall not be subject to the other terms of this paragraph.

As used herein, the term “Qualified Vendor” shall mean a vendor who provides the same service to at least three (3) other Class A buildings in the Atlanta market (or the Central Park headquarters building of Tenant’s parent company).

Tenant’s right to require Landlord to solicit bids from other Qualified Vendors shall be exercisable by delivery of written notice thereof to Landlord within thirty (30) days following Tenant’s receipt of Landlord’s notice that one (1) or more of the Re-biddable Contracts are due for bid or renewal. In the event that Tenant timely delivers such written request for Landlord to solicit bids from Qualified Vendors, Landlord shall promptly solicit bids from three (3) independent, third-party Qualified Vendors for each Re-biddable Contract specified in Tenant’s written request, two (2) of which Qualified Vendors shall be chosen by Landlord and one (1) of which Qualified Vendors shall be chosen by Tenant. With respect to each Re-biddable Contract to be rebid, upon receipt of bids from such third-party vendors, and after adjusting such bids for inconsistent assumptions in order to reflect an “apples to apples” comparison, Landlord and Tenant shall mutually select the most qualified and cost-effective bid to promptly commence providing the applicable service(s); provided, Landlord shall have the right to require that the existing vendor providing such service continue to be used so long as such existing vendor shall reduce the total cost of services provided by such vendor to match the average of the two (2) lowest priced bids from such third-party vendors. Notwithstanding the foregoing, should Landlord and Tenant be unable to reach an agreement regarding a Qualified Vendor to provide such service within thirty (30) days after receipt of bids from such three (3) third party vendors, then if the Tenant Parties lease the Entire Building, Tenant shall have the right to select the Qualified Vendor to provide such service; otherwise, Landlord shall have the right to select the Qualified Vendor to provide such service.

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(f) In the event that within twelve (12) months after Tenant’s receipt of Landlord’s statement for the prior calendar year, Tenant reasonably believes that certain of the Operating Expenses charged by Landlord include costs that are not properly included within the term “Operating Expenses” or that Landlord has erred in calculating the same in accordance with the terms and conditions of this lease, Tenant shall have the right to audit Landlord’s books and records and dispute any portion of such statement in accordance with this Section. Tenant shall exercise such audit right by providing Landlord with a written notice of Tenant’s exercise of such audit right with respect to such calendar year and a statement enumerating reasonably detailed reasons for Tenant’s objections to the statement issued by Landlord (the “Audit Notice”). Within sixty (60) days of the receipt by Landlord of an Audit Notice, Landlord shall cause its property manager at the Building to meet with a designated employee of Tenant or a contractor designated by Tenant (the “Tenant Representative”) to discuss the objections set forth in the Audit Notice in order to attempt to resolve the issues raised by Tenant in the Audit Notice. At least thirty (30) days prior to such meeting, Landlord shall provide the Tenant Representative with reasonable access during normal business hours to Landlord’s books and records at the Building relating to Operating Expenses for the calendar year in question. If, within ninety (90) days after Landlord’s receipt of the Audit Notice, Landlord and Tenant are unable to resolve Tenant’s objections, then Landlord and Tenant shall select a regionally or nationally recognized independent, reputable certified public accounting firm or auditor, either of which shall have at least ten (10) years of experience in auditing operating expense receipts of landlords, who shall make an independent review. In the event Landlord and Tenant cannot agree on the independent auditor or accountant, either of which shall have at least ten (10) years of experience in auditing operating expense receipts of landlords, within thirty (30) days following Landlord’s receipt of the Audit Notice, then Landlord and Tenant shall ask the Chief Executive Officer of the American Institute of Certified Public Accountants to select an independent auditor or accountant, whose decision shall be binding on Landlord and Tenant. If the dispute is resolved in Tenant’s favor, Landlord shall refund to Tenant any overpayment within thirty (30) days after the written determination. Conversely, if Landlord and Tenant or the independent auditor or accountant determines that Operating Expenses for the year in question are greater than the amount actually paid, Tenant shall pay to Landlord the amount of underpayment by Tenant within thirty (30) days after the written determination. Tenant shall bear all costs of any such inspection of Landlord’s books and records, and the costs and expenses of the independent auditor or accountant, unless the amounts paid by Tenant to Landlord exceeded the amounts to which Landlord was entitled by $75,000.00 (adjusted for inflation every year after 2013) or more, in which case Landlord shall pay the reasonable out-of-pocket costs and expenses of such inspection and all costs and expenses of such audit. Notwithstanding anything contained herein to the contrary, Tenant shall be entitled to exercise its audit right pursuant to this subsection only in strict accordance with the foregoing procedures no more often than once per calendar year and each such audit shall relate only to the calendar year most recently ended. In the event that Tenant fails to notify Landlord within the 12-month period after Tenant’s receipt of Landlord’s statement for the prior calendar year that Tenant objects to the statement of Operating Expenses, then Tenant’s right to audit such year’s statement of Operating Expenses shall be null and void.

For purposes of this Section 2.04 and this lease, the term “adjusted for inflation” shall mean the referenced amount shall be increased if the Consumer Price Index for All Urban Consumers,

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U.S. City Average (the “Index”), published by the United States Department of Labor’s Bureau of Labor Statistics, increases over the Base Period Index. For purposes of this lease, the “Base Period Index” is the Index for the calendar month in which the Effective Date falls. The Base Period Index shall be compared with the Index for the same calendar month for each subsequent year (the “Comparison Month”). If the Index for any Comparison Month is higher than the Base Period Index, then the reference amount for the next year shall be increased by the identical percentage commencing on the date the next payment of the referenced amount is due. In no event shall any amount to be adjusted for inflation be less than that set forth hereinabove. If the Bureau of Labor Statistics discontinues publication of the Index, publishes the Index less frequently, or alters the Index in a material manner, then Landlord, in its sole and absolute discretion, may adopt a substitute Index or procedure which reasonably reflects and monitors consumer prices.

Section 2.05 Security Deposit. Intentionally Deleted.

ARTICLE III

Section 3.01 Services. Landlord shall furnish the following services to Tenant during the Term of this lease (“Building Standard Services”):

(a) Hot and cold domestic water and common use restrooms and toilets at locations provided for general use, including, without limitation, the Health Club (as hereinafter defined) and as reasonably deemed by Landlord to be in keeping with Class A standards of the Comparable Buildings. The term “Comparable Buildings” shall refer to the first class office buildings located in the Central Perimeter, Atlanta, Georgia submarket, which are more particularly set forth on Exhibit P, attached hereto and by this reference set forth herein.

(b) Subject to the provisions of and curtailment as required by governmental laws, rules or mandatory regulations, central heat and air conditioning in season for all areas of the Premises (other than the Garage Space), at such temperatures and in such amounts as are reasonably deemed by Landlord to be in keeping with the standards of the Comparable Buildings, and on such dates and at such times as are more particularly described on Exhibit E attached hereto and incorporated herein; provided, however, in the event that the Tenant Parties occupy the Entire Building, then, subject to the terms of Exhibit E, applicable ASHRAE standards, and the manufacturers’ specifications for all applicable equipment, Tenant shall have the right to request at what temperatures and in what amounts such central heat and air conditioning is to be provided which Landlord agrees to provide the same so long as the temperatures and amounts are in compliance with the limitations described in this sentence.

(c) Electric lighting service for all public areas and special service areas of the Building in the manner and to the extent reasonably deemed by Landlord to be in keeping with the first class standards of the Building.

(d) Janitor service shall be provided five (5) days per week, Monday through Friday inclusive, exclusive of holidays, in a manner that Landlord reasonably deems to be consistent with the standards of the Comparable Buildings. Landlord and Tenant agree that the janitorial services described on Exhibit U attached hereto, as of the date of this lease, comply with the minimum scope of weekly janitorial services to be provided by Landlord hereunder. In

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addition to the weekly janitorial services described on Exhibit U, at least twice in each calendar year during the Term, Landlord shall cause the exterior of the windows of the Building and the marble in all common areas of the Building to be cleaned in a manner consistent with the standards of Comparable Buildings.

(e) Access control for the Project comparable as to coverage, control and responsiveness (but not necessarily as to means for accomplishing same) to the Comparable Buildings; provided, however, Landlord shall have no responsibility to prevent, and, to the extent not arising from or attributable to the gross negligence or intentional misconduct of Landlord or its employees, agents, contractors or representatives, shall not be liable to Tenant for, any liability or loss to Tenant, its agents, employees and visitors arising out of losses due to theft, burglary, or damage or injury to persons or property caused by persons gaining access to the Premises, and Tenant hereby releases Landlord therefrom.

(f) Sufficient electrical capacity to operate (i) incandescent lights, personal computers, calculating machines, photocopying machines and other machines of similar low voltage electrical consumption (120/208 volts), provided that the total rated electrical design load for said lighting and machines of low electrical voltage shall not exceed two (2.00) watts per square foot of rentable area of the Premises; and (ii) lighting and equipment of high voltage electrical consumption (277/480 volts), provided that the total rated electrical design load for said lighting and equipment of high electrical voltage shall not exceed five and one-half (5.50) watts per square foot of rentable area of the Premises (each such rated electrical design load to be hereinafter referred to as the “Building Standard Electrical Load”), provided in the event such maximum wattage for low electrical voltage shall be insufficient for Tenant’s operational needs in the Premises, then Tenant may use such additional watts per square foot of rentable area in the Premises as needed by Tenant, provided, in no event shall the total wattage per square foot of rentable area in the Premises used by Tenant for both low electrical voltage and high electrical voltage equipment in the Premises exceed seven and one-half (7.50) watts per square foot of rentable area in the aggregate. Tenant shall be allocated all of the Building Standard circuits provided on the full floors Tenant occupies, and shall be allocated its pro rata share of the Building Standard Electrical Load circuits on the partial floors it occupies.

Should Tenant’s total rated electrical design load exceed seven and one-half (7.5) watts per square foot of rentable area in the Premises in the aggregate, Landlord will (at Tenant’s expense) install one (1) additional high voltage panel and/or one (1) additional low voltage panel with associated transformer, space for which has been provided in the base Building electrical closets based on a maximum of two (2) such additional panels per floor (which additional panels and transformers shall be hereinafter referred to as the “additional electrical equipment”). If the additional electrical equipment is installed because the aggregate of Tenant’s low and high voltage rated electrical design load exceeds seven and one-half (7.5) watts per square foot of rentable area, then a submeter shall be added (at Tenant’s expense but without markup or overhead charges from Landlord) to measure the electricity used through the additional electrical equipment.

The design and installation of any additional electrical equipment (or any related submeter) required by Tenant shall be subject to the prior approval of Landlord (which approval

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shall not be unreasonably withheld). All reasonable, out-of-pocket expenses incurred by Landlord in connection with the review and approval by Landlord’s MEP engineer of any additional electrical equipment to be installed shall also be reimbursed to Landlord by Tenant. Tenant shall also pay, within thirty (30) days after receipt of an invoice from Landlord therefor, the actual submetered cost of electricity consumed through the additional electrical equipment (if applicable).

If any of Tenant’s electrical equipment requires conditioned air in excess of Building Standard air conditioning, the same shall be installed by Tenant as part of Tenant’s initial leasehold improvements, and Tenant shall pay all reasonable design, installation, submetering and operating costs incurred by Tenant in conjunction therewith.

If Tenant requires that certain areas within Tenant’s demised premises must operate in excess of the normal Building Operating Hours (as defined in Exhibit E attached hereto), the electrical service to such areas shall be separately circuited and submetered such that Tenant shall be billed the actual costs associated with electricity consumed during hours other than Building Operating Hours, without markup or overhead charges from Landlord.

Notwithstanding the preceding paragraph, during any period in which the Tenant Parties lease and occupy the Entire Building, Tenant (and/or an Affiliate) shall have the right to establish the HVAC hours and Exhibit E attached hereto shall not apply. Otherwise, Landlord agrees that if the Tenant Parties desire to purchase overtime HVAC in advance for a bulk period (e.g., 6 months, 1 year), then the parties agree to work in good faith to agree upon a schedule of bulk rate pricing.

(g) All Building Standard fluorescent bulb replacement in all areas and all incandescent bulb replacement in the common areas, and all bulb replacement for 3 Tube T8 indirect light fixtures, to the extent that Tenant shall elect to install the same in all or part of the Premises. Should Tenant elect to install specialty lighting fixtures, then Tenant will be responsible for procurement and storage of such fixtures. Landlord agrees to install such fixtures as reasonably required by Exhibit D, Exhibit D-1 and Exhibit D-2 attached hereto, provided, Tenant shall have the right, at Tenant’s option, to install or cause to be installed such specialty lighting fixtures in the Premises as part of the initial Tenant Improvements or thereafter as an Alteration to all or part of the Premises, subject to Tenant’s compliance with the terms hereof with respect to the initial Tenant Improvements or Alterations, as applicable.

(h) Non-exclusive multiple cab passenger service to the Premises during Building Operating Hours (as defined in Exhibit E) and at least one (1) cab passenger service to the Premises twenty-four (24) hours per day and non-exclusive freight elevator service during Building Operating Hours (all subject to temporary cessation for ordinary repair and maintenance and during times when life safety systems override normal building operating systems) with such freight elevator service available at other times upon reasonable prior notice.

Notwithstanding any term or provision of this lease to the contrary, in the event of an alleged or actual occurrence of an event of default by Tenant under this lease, Landlord’s obligations to provide services and utilities under this lease shall continue in full force and effect unless and until this lease shall have been terminated, Tenant’s right to possession of the Premises shall have been terminated or Tenant shall otherwise have vacated the Premises.

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To the extent the services described in subsections 3.01(a), (b), (c), (f) and (h) above require electricity and water supplied by public utilities, Landlord’s covenants thereunder shall only impose on Landlord the obligation to use its good faith, reasonable efforts to cause the applicable public utilities to furnish the same. Failure by Landlord to furnish the services described in this Section 3.01, or any cessation thereof, shall not render Landlord liable for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. In addition to the foregoing, should any of the equipment or machinery, for any cause, fail to operate, or function properly, Tenant shall have no claim for rebate of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom; provided, however, Landlord agrees to use reasonable efforts to promptly repair said equipment or machinery and to restore said services.

Notwithstanding anything to the contrary contained in this lease, if Tenant cannot reasonably use all or a material portion of the Premises for Tenant’s intended business operations by reason of any interruption in services to be provided by Landlord (and Tenant does not in fact use all or a material portion of the Premises) and such condition exists for two (2) consecutive business days, then Tenant’s Base Rental shall be equitably abated for that portion of the Premises that Tenant is unable to use for Tenant’s intended business operations until such service is restored to the Premises. Tenant shall not, however, be entitled to any abatement of Base Rental if the interruption or abatement in service or the failure by Landlord to furnish such service is the result of Force Majeure or is the result of an interruption or abatement in service of a public utility which is not the result of an act or omission of Landlord or its employees, contractors, agents or representatives. By way of example only, there shall be no abatement of Base Rental if Landlord is unable to furnish water or electricity to the Premises if no water or electricity is then being made available to the Building by the supplying utility company or municipality due to reasons other than non-payment for services. At the time of the loss of service, Tenant must give written notice promptly to Landlord of the loss of service and its claim for abatement and Tenant only shall be entitled to abatement of Base Rental in proportion to the area rendered unusable. Landlord may prevent or stop abatement by providing substantially the same service in similar quality and quantity by temporary or alternative means until the cause of the loss of service can be corrected. Notwithstanding anything herein to the contrary, in the event that (a) the interruption or abatement is an interruption or abatement of a “Critical Service”, as defined below, or the failure by Landlord to furnish a Critical Service, and in either case is caused by the negligence or intentional misconduct of, or as a result of a breach of this lease by, Landlord, its employees, contractors or agents, and (b) such interruption of a Critical Service materially affects Tenant’s use and operation in the Premises such that Tenant actually vacates the portion of the Premises so affected, and (c) in the further event that such Critical Service is not restored for a period of ninety (90) consecutive days, then Tenant shall have the right to terminate this lease by delivery of written notice thereof to Landlord within forty-five (45) days of the expiration of such ninety (90) day period. The rights and remedies of Tenant set forth in this Section 3.01 shall be Tenant’s sole recourse for loss of services described in this Section 3.01. For purposes hereof, a “Critical Service” shall mean any of those services to be

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provided in Sections 3.01(a), (b), (c), (e), (f) and (h) above. Landlord shall have the right to provide any or all of such Critical Services to Tenant on a temporary or emergency basis and for so long as the provision of such temporary or emergency services is (i) consistent with what temporary or emergency services would be provided by Comparable Buildings, (ii) functionally comparable to the permanent service being replaced in all material respects and (iii) Tenant is able to operate from the Premises generally in the same manner as Tenant operated therein immediately prior to the loss of such Critical Service, then such Critical Service shall not be deemed to be interrupted or not furnished by Landlord during any such period that Landlord is so providing temporary or emergency services and Tenant shall have no right to terminate this lease in connection therewith.

Section 3.02 Keys and Locks; Security. Landlord shall furnish Tenant with a reasonable number of keys for each lockset on doors entering the Phase I Premises from public areas as well as an initial supply of access cards equal to four (4) cards per 1,000 square feet of net rentable area in the Phase I Premises to permit Tenant and its employees access to the Building on or prior to the Phase I Occupancy Date; Landlord shall furnish Tenant with an additional reasonable number of keys for each lockset on doors entering the Phase II Premises from public areas as well as an initial supply of access cards equal to four (4) cards per 1,000 square feet of net rentable area in the Phase II Premises to permit Tenant and its employees to be located in the Phase II Premises access to the Building on or prior to the Phase II Occupancy Date; and Landlord shall furnish Tenant with an additional reasonable number of keys for each lockset on doors entering the Phase III Premises from public areas as well as an initial supply of access cards equal to four (4) cards per 1,000 square feet of net rentable area in the Phase III Premises to permit Tenant and its employees to be located in the Phase III Premises access to the Building on or prior to the Phase III Occupancy Date. Additional keys and access cards will be furnished by Landlord upon an order signed by Tenant and at Tenant’s expense. All such keys and access cards shall remain the property of Landlord, and each access card shall be assigned to a Tenant employee pursuant to Landlord’s standard procedure. No additional locks shall be allowed on any door of the Premises without Landlord’s permission, and Tenant shall not make or permit to be made any duplicate keys, provided, Landlord hereby acknowledges that Tenant shall have the right, subject to Landlord’s approval (not to be unreasonably withheld) of the integration thereof with Landlord’s security system, if any, to install a security system selected by Tenant and used exclusively for the Premises, so long as such system is approved in writing by Landlord in advance and Tenant provides Landlord access cards or the access codes for entry into the Premises during any emergency. Upon termination of this lease, Tenant shall surrender to Landlord all access cards and all keys to any locks on doors entering or within the Premises, and give to Landlord the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the Premises.

Additionally, during any period in which the Tenant Parties lease and occupy the Entire Building, Tenant (and/or its Affiliate) shall have the option, at any time during the Term, of supplying its own contracted security personnel for the Building, including, without limitation, the Building lobby, at its sole cost and expense, and not as part of Operating Expenses. Such contracted security personnel shall be comparable to the security personnel for Comparable Buildings in terms of hours of operation, staffing and scope of services. In the event that Tenant elects to supply its own contracted security personnel for the Building, such security personnel

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for the Building shall be in lieu of any security personnel provided by Landlord for the Building, and for so long as Tenant supplies its own contracted security personnel for the Building, no charge or expense for security services shall be included in Operating Expenses. Tenant shall enter into a separate contract with the security company and the cost of such security personnel shall be borne by Tenant. In the event that Tenant shall elect to supply its own contracted security personnel, Tenant may thereafter at any time during the Term, but upon no less than sixty (60) days prior written notice to Landlord, elect to discontinue supplying such security personnel, in which event Landlord shall reinstate its security services for the Building. In addition to the foregoing, during any period in which the Tenant Parties lease and occupy a minimum of 150,000 square feet of office space in the Building, Tenant shall have the right, at any time during the Term, of (a) supplying its own contracted security personnel in the Building lobby only, at Tenant’s sole cost and expense, in addition to Landlord’s security personnel (in which case the hours, location, design and construction of any additional security desk(s) shall be subject to Landlord’s reasonable approval), and (b) securing access to any elevator bank which elevators serve floors only leased and occupied by the Tenant Parties via equipment to be approved by Landlord in its reasonable discretion; provided, however, in any such event where both Tenant’s and Landlord’s contracted security personnel are providing services at the Building, Landlord’s contracted security personnel shall be primary, “in-command” and responsible for coordination of security services for the Building with Tenant’s contracted security personnel. Further, in either case, the operation of such security company and its personnel shall be in full compliance with all Building policies and regulations and shall be at Tenant’s sole and direct cost and the security contractor shall be subject to Landlord’s sole approval, not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Landlord hereby expressly approves Tenant’s use of (i) the security gates and access system described and/or depicted on Exhibit Q attached hereto for securing access to any elevator bank which elevators serve floors only leased and occupied by the Tenant Parties, the final location and design of which are to be determined and shall be subject to Landlord’s approval, such approval not to be unreasonably withheld, conditioned or delayed; and (ii) Allied Barton as Tenant’s security contractor.

Section 3.03 Graphics, Building Directory and Name. Landlord shall provide and install at its sole cost and expense, and Tenant shall have the use of, the Building’s directory located in the main lobby of the Building. Tenant shall have the use of such portion of the Building’s directory as is equivalent to the percentage of the Building occupied by Tenant, as such percentage may change from time to time in accordance with the terms hereof. Tenant will provide all graphics, letters, and numerals at the entrances to the Premises, the costs for which shall be paid out of the Tenant Improvement Allowances, as defined in Exhibit C attached hereto. All such letters and numerals shall be in the Building Standard graphics. Tenant shall be solely responsible for any modifications, changes or additions to such initial signage, at Tenant’s sole cost. Tenant agrees that Landlord shall not be liable for any inconvenience or damage occurring as a result of any error or omission in any directory or graphics. No signs, numerals, letters or other graphics shall be used or permitted on the exterior of, or may be visible from outside, the Premises, unless approved in writing by Landlord, provided, Landlord hereby acknowledges that Tenant shall have the right, subject to Landlord’s approval (not to be unreasonably withheld) of the design thereof, to install Tenant’s signage on each of the entrance doors to the Premises. Further, any graphics or lettering stenciled or otherwise applied to glass

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entrance doors shall be subject to Landlord’s prior written approval (not to be unreasonably withheld). If approved by Landlord, Tenant shall be solely responsible for the cost of lettering, including the cost of removing such lettering or graphics (or if necessary, replacement of glass) as required upon the expiration or earlier termination of this lease.

Section 3.04 Parking. Subject to compliance with all rules and regulations imposed by Landlord with respect to access to and use of the Parking Facility (which rules and regulations shall in all events be uniformly applied and enforced against all tenants of the Perimeter Summit Office Park) and the terms of any parking agreement or license required by Landlord to be executed (which parking agreement and/or license shall in all events be commercially reasonable and consistent with the terms of this lease), Tenant’s occupancy shall include the use of (a) during any period in which the Tenant Parties lease the Entire Building, all of the 1,541 parking spaces in the Parking Facility, subject to the parking in a reasonable number of parking spaces (which shall in no event exceed twenty [20] parking spaces) by Building vendors and management company employees serving the Building, or (b) during any period in which the Tenant Parties lease less than the Entire Building, four (4.0) permits per 1,000 square feet of net rentable area of the Premises (excluding the Garage Storage Space), as such Premises may be expanded or reduced, with respect to the Parking Facility throughout the Term for the use of Tenant and its employees at no charge to Tenant. As of the date of this lease, the Parking Facility has forty-two (42) reserved spaces available for use, as more particularly shown on Exhibit B-4 attached hereto, two (2) of which are licensed to existing tenants in the Building. Tenant shall have the use of a pro rata share of the reserved parking spaces as Tenant leases and occupies the Premises in phases. Further, Tenant may designate any spaces in the Parking Facility as reserved parking spaces during the Term for the use of Tenant, its employees and invitees at no charge to Tenant in proportion to the amount of space leased and occupied by the Tenant Parties in the Building. The location of such additional reserved parking spaces shall be subject to Landlord’s reasonable approval. Additionally, Tenant may designate one (1) floor of spaces in the Parking Facility for parking spaces for employees who use alternative fuel/hybrid/fuel efficient vehicles, which designation may be made by Tenant any time during the Term. Each non-reserved parking permit constitutes a nonexclusive lease to park one (1) automobile on a non-reserved basis in a non-reserved parking space in the Parking Facility at no additional cost to Tenant throughout the Term (except $10.00 per card for new or replacement access cards). Visitor parking in the Parking Facility will be free of charge to Tenant’s visitors. Tenant will validate its visitors’ parking cards/receipts so that no charge will be assessed to such visitors and Landlord shall not charge or invoice Tenant for such validation. All parking spaces in the Parking Facility (other than the reserved spaces) shall be used in common with other tenants, invitees and visitors of the Building, if any. Landlord shall have the right to control access to the Parking Facility, remove improperly parked automobiles and require that the designated automobile display decals or other evidence of its right to use the Parking Facility. Landlord may designate an independent contractor to operate the Parking Facility, by lease or otherwise, which will have the right to exercise Landlord’s rights hereunder, and Landlord shall have no liability whatsoever for the acts or omissions of such contractor; provided, any such contract with such independent contractor shall be subject to re-bid as provided above. The Parking Facility shall be available to Tenant and its employees twenty-four (24) hours per day, seven (7) days per week, subject to Landlord’s right to close the Parking Facility in the event of an emergency or casualty. Notwithstanding anything herein to the contrary, Landlord shall not

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enter into, renew or otherwise extend any contract or agreement with any vendor or other party for card reader or other access equipment to the Parking Facility without first obtaining Tenant’s prior written consent, which consent may be granted or withheld in Tenant’s sole discretion.

Notwithstanding anything herein to the contrary, during any period in which the Tenant Parties lease the Entire Building, Tenant shall have the right to cause Landlord to open the visitor parking level of the Parking Facility (the top level) without access controls upon at least thirty (30) days prior written notice to Landlord. Thereafter, Landlord and Tenant shall consult with each other monthly to determine if control-free visitor parking is meeting the expectations of Tenant, and if Tenant so elects by delivery of written notice to Landlord, then Landlord shall reinstall, at Tenant’s sole cost and expense, and operate the access controls previously in place, such reinstallation to occur within thirty (30) days following Landlord’s receipt of such written notice from Tenant. For avoidance of doubt, in the event Tenant elects to discontinue the use of visitor parking access controls, Landlord shall have no duty to monitor the identity of users of such visitor parking or police any unauthorized parkers in any manner.

ARTICLE IV

Section 4.01 Care of Premises. Tenant shall not commit or allow to be committed by Tenant’s employees, agents or contractors, any waste or damage to any portion of the Premises, the Project or Perimeter Summit Office Park. Upon the expiration or any earlier termination of this lease, Tenant shall surrender the Premises to Landlord in as good condition as existed on the date of possession by Tenant, ordinary wear and tear and damage by casualty (except as otherwise provided herein) and condemnation excepted. Upon such expiration or termination of this lease, Landlord shall have the right to re-enter and resume possession of the Premises immediately.

Section 4.02 Entry for Repairs and Inspection. With reasonable prior oral or written notice, Tenant shall permit Landlord and its contractors, agents or representatives to enter into and upon any part of the Premises during reasonable hours for emergencies (for which no prior notice is required), to conduct routine inspections or to clean the Premises (for which no notice is required). During normal business hours and upon twenty-four (24) hours prior verbal notice to Tenant, Landlord and its contractors, agents or representatives may, during the Term, enter into and upon the Premises to make repairs, alterations or additions thereto, show the Premises to prospective purchasers and mortgagees, and, during the eighteen (18) months prior to expiration of this lease, to prospective tenants, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. In exercising its rights in this Section 4.02, Landlord shall use its reasonable efforts not to interfere with or disrupt the normal operation of Tenant’s business. Landlord, and any third parties entering the Premises at Landlord’s invitation or request, shall at all times strictly observe Tenant’s rules relating to security on the Premises. Tenant shall have the right, in its sole discretion, to designate a representative to accompany Landlord, or any third parties, while they are on the Premises.

Section 4.03 Nuisance. Tenant shall conduct its business and control its agents, employees, invitees, contractors and visitors in such a manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Landlord in its operation of the Project.

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Section 4.04 Laws and Regulations; Rules of Building. Tenant shall comply with, and Tenant shall cause its employees, contractors and agents to comply with, and shall use its best efforts to cause its visitors and invitees to comply with, all laws, ordinances, orders, rules and regulations of all state, federal, municipal and other governmental or judicial agencies or bodies relating to the use, condition or occupancy of the Premises, the rules of the Building reasonably adopted and altered by Landlord from time to time for the safety, care and cleanliness of the Premises and Building and for the preservation of good order therein and the provisions of any recorded documents now existing or hereafter in effect relating to Tenant’s use, operation or occupancy of the Premises including, without limitation, the Declaration. The initial rules of the Building are attached hereto and incorporated herein as Exhibit F. During any period in which the Tenant Parties lease less than the Entire Building, Landlord shall employ its good faith efforts to apply such rules in a consistent and even-handed manner as to all tenants of the Building.

Section 4.05 Legal Use and Violations of Insurance Coverage. Except as provided in Section 1.03 above, Tenant shall not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose which is unlawful, disreputable or deemed to be hazardous in any manner, or permit anything to be done by any party acting by or on behalf of Tenant which would in any way increase the rate of fire, liability, or any other insurance coverage on the Project or its contents.

Section 4.06 Compliance with Legal Requirements.

(a) As used in this lease, “Legal Requirements” shall mean any applicable law, statute, ordinance, order, rule, regulation, decree or requirement of a Governmental Authority, and “Governmental Authority” shall mean the United States, the state, county, city and political subdivisions in which the Project is located or which exercises jurisdiction over the Project, and any agency, department, commission, board, bureau or instrumentality of any of them which exercises jurisdiction over the Project. Tenant shall comply with (and shall indemnify Landlord for Tenant’s failure to comply with), and shall cause its employees, contractors and agents to comply with, and shall use diligent efforts to cause its customers, visitors and invitees to comply with, all Legal Requirements relating to Tenant’s use, condition (to the extent of Tenant’s obligations under Article 5 below) or occupancy of the Premises (including, without limitation, all Legal Requirements applicable to Tenant’s business and operations in the Premises and all orders and requirements imposed by any health officer, fire marshal, building inspector or other governmental authority, to the extent that such orders and requirements relate directly to Tenant business and operations in the Premises).

(b) Landlord represents and warrants the Premises may be used for general office purposes and storage pursuant to current zoning regulations and any covenants applicable to the Building, if any.

(c) Without limiting the provisions of the foregoing, Tenant shall comply with all applicable Legal Requirements regarding the environment (the “Environmental Laws”), including without limitation the application for and maintenance of all required permits, the submittal of all notices and reports, proper labeling, training and record keeping, and timely and appropriate response to any Release (defined below) or other discharge of a substance under

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Environmental Laws. In no way limiting the generality of the foregoing, Tenant shall not cause or permit any party acting by or on behalf of Tenant to use, generate, store, release or dispose in or about the Premises or the Project any substances, materials or wastes subject to regulation under Legal Requirements from time to time in effect concerning hazardous, toxic or radioactive materials (collectively, the “Hazardous Materials”), unless Tenant shall have received Landlord’s prior written consent, which consent Landlord may withhold or revoke at any time in its sole discretion; provided, however, nothing herein shall be deemed to prohibit Tenant’s use of cleaning materials and office supplies that may be considered Hazardous Materials in the ordinary course of Tenant’s business if such items are used in strict compliance with all applicable Legal Requirements. Additionally, Tenant shall not bring, or permit any party acting by or on behalf of Tenant to bring, upon the Premises any PCB’s. “PCB” means any oil or other substance containing polychlorinated biphenyl (as defined in 40 CFR 761.3). Tenant shall not permit any party acting by or on behalf of Tenant to bring any asbestos, or any structures, fixtures, equipment or other objects or materials containing asbestos on the Premises. Tenant shall immediately notify Landlord of the presence of any Reportable Quantity (defined below) of a Hazardous Material on or about the Premises following Tenant’s actual knowledge thereof. As used in this lease, “Reportable Quantity” shall mean that amount defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Federal Water Pollution Control Act, as amended, pertinent regulations thereunder or other relevant Environmental Laws.

(d) Tenant shall indemnify, protect, defend (with counsel reasonably approved by Landlord) and hold Landlord, Seven Oaks Management, LLC, and Fifth Street Management, LLC, and the directors, officer, shareholders, employees and agents of Landlord, Seven Oaks Management, LLC, and Fifth Street Management, LLC harmless from any and all obligations, claims, administrative proceedings, judgments, damages, fines, costs, and liabilities, including reasonable attorneys’ fees incurred in enforcing this lease, performance on Tenant’s behalf, or collecting any sums due hereunder (collectively, the “Landlord Environmental Costs”) that arise directly or indirectly from or in connection with the presence, reasonably suspected presence, Release (defined below), or reasonably suspected Release of Hazardous Materials arising out of, in connection with, or by reason of the failure of Tenant to fulfill its obligations under this Section 4.06. Notwithstanding the foregoing, Tenant shall not be responsible for the Release of any Hazardous Materials arising from any demolition work in the Premises if the Hazardous Materials were present in the Premises as of the date such portion of the Premises was turned over to Tenant and so long as Tenant complied with all Legal Requirements in the handling and disposal of such Hazardous Materials following Tenant’s actual knowledge of the presence of such Hazardous Materials in the Premises. Landlord shall indemnify, protect, defend (with counsel reasonably approved by Tenant) and hold Tenant, and the directors, officers, shareholders, employees and agents of Tenant, harmless from any and all obligations, claims, administrative proceedings, judgments, damages, fines, costs, and liabilities, including reasonable attorneys’ fees incurred (collectively, the “Tenant Environmental Costs”) by Tenant that arise directly or indirectly from or in connection with the presence, reasonably suspected presence, Release, or reasonably suspected Release of Hazardous Materials prior to the Phase I Turnover Date (with respect to the Phase I Premises), the Phase II Turnover Date (with respect to the Phase II Premises), and the Phase III Turnover Date (with respect to the Phase III Premises), or arising out of, in connection with, or by reason of the action or inaction of Landlord, or parties

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acting on Landlord’s behalf with Landlord’s express permission during the Term of this lease. As used in this lease, “Release” shall mean spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles). If Landlord incurs any Landlord Environmental Costs, Tenant shall pay to Landlord the amount thereof upon demand and if Tenant incurs any Tenant Environmental Costs resulting from Landlord, Landlord shall pay to Tenant the amount thereof upon demand. Without limiting the generality of the foregoing, there shall be included in Landlord Environmental Costs and Tenant Environmental Costs, capital, operating, and maintenance costs incurred in connection with any investigation or monitoring of site conditions, any clean up, containment, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision or performed by any nongovernmental entity or person.

Section 4.07 Electronic Services.

(a) Tenant may, in a manner consistent with the provisions and requirements of this lease, install, maintain, replace, remove or use any communications or computer or other electronic service wires, cables and related devices (collectively, the “Lines”) at the Building in or serving the Premises, provided: (i) Tenant shall obtain Landlord’s prior written consent, which consent may be conditioned as reasonably required by Landlord, (ii) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or may cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, and (iii) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines which are installed in violation of these provisions. Tenant shall not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord’s written consent shall be null and void.

(b) As used herein “Electronic Services Provider” means a business which provides telephone, telegraph, telex, video, other telecommunications or other services which permit Tenant to receive or transmit information by the use of electronics and which require the use of wires, cables, antennas or similar devices in or on the Building. The services of Electronic Services Providers are sometimes referred to herein as “Electronic Services.”

(c) Upon Tenant’s request, Landlord shall (i) install, at Tenant’s sole cost and expense, any Electronic Services equipment or facilities, (ii) make available to Tenant the services of a particular Electronic Services Provider designated by Tenant, (iii) allow any Electronic Services Provider designated by Tenant access to the Building, and (iv) continue to grant access to an Electronic Services Provider to the extent Tenant desires such Electronic Services Provider to have access to the Building. Upon receipt of a written request from Tenant, Landlord shall, at Tenant’s sole cost and expense: (x) install new Lines at the property, and (y) create additional space for Lines at the property. Landlord may (but shall not have the obligation to) adopt reasonable and uniform rules and regulations with respect to the Lines, which rules and regulations shall be consistent with the rules and regulations applicable to all tenants in the Perimeter Summit Office Park.

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(d) Tenant acknowledges and agrees that all Electronic Services desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Unless Landlord otherwise requests or consents in writing, all of Tenant’s Electronic Services equipment shall be and remain solely in the Tenant’s Premises and the telephone closet(s) on the floor(s) on which Tenant’s Premises is located, in accordance with rules and regulations adopted by Landlord from time to time in accordance with the terms of this lease. Unless otherwise specifically agreed to in writing, Landlord shall have no responsibility for the maintenance of Tenant’s Electronic Services equipment, including Lines, nor for any Lines or other infrastructure to which Tenant’s Electronic Services equipment may be connected. Tenant agrees that, to the extent any Electronic Services are interrupted, curtailed or discontinued due to causes other than the intentional or grossly negligent acts of Landlord, Landlord shall have no obligation or liability with respect thereto and it shall be the sole obligation of Tenant at its own expense to obtain substitute service. Except to the extent arising from the intentional or grossly negligent acts of Landlord or Landlord’s agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that Tenant’s use of any Lines will be free from the following (collectively, the “Line Problems”): (i) any eavesdropping or wire-tapping by unauthorized parties, (ii) any failure of any Lines to satisfy Tenant’s requirements, or (iii) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the property. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant or relieve Tenant from performance of Tenant’s obligations under this lease; provided, however, in the event that such Line Problems are caused by or attributable to the intentional or grossly negligent acts of Landlord, and in the further event that Landlord shall fail to fully resolve such Line Problems within five (5) business days of receipt of written notice thereof, and Tenant cannot and does not operate its business within all or a material portion of the Premises, then Base Rental shall abate in proportion to the portion of the Premises in which Tenant does not operate its business commencing on the sixth (6th) business day following the occurrence of such Line Problems and continuing until such Line Problems have been fully resolved. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems.

(e) Landlord shall have the right, upon reasonable prior notice to Tenant, to interrupt or turn off Electronic Services facilities in the event of emergency or as necessary in connection with maintenance, repairs or construction at the Building or installation of Electronic Services equipment for other tenants in the Building or on account of violation by the Electronic Services Provider or owner of the Electronic Services equipment of any obligation to Landlord or in the event that Tenant’s use of the Electronic Services infrastructure of the Building materially interferes with the Electronic Services of other tenants in the Building to the extent that such Electronic Services were provided to such other tenants prior to the Commencement Date of this lease, and provided, however, that in any and all such circumstances where Landlord shall interrupt or turn off Electronic Services facilities to the Premises, Landlord shall use commercially reasonable efforts to limit the scope and duration of the interruption in Electronic Services to the Premises.

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(f) Any and all Electronic Services equipment installed in the Tenant’s Premises or elsewhere in the Building by or on behalf of Tenant, other than Lines, shall be removed prior to the expiration or earlier termination of the Term, by Tenant at its sole cost or, at Landlord’s election, by Landlord at Tenant’s sole cost, with the actual cost thereof to Landlord without markup or profit to be paid by Tenant as additional rent. Notwithstanding anything herein to the contrary and except as provided in the immediately succeeding sentence, Tenant shall have the right, but not the obligation, to remove the Electronic Services equipment, Lines and related infrastructure, or selected components thereof, whether located in the Tenant’s Premises or elsewhere in the Building, such right to be exercised within thirty (30) days following the expiration or earlier termination of this lease. Notwithstanding the foregoing, Tenant shall in all events remove all satellite dishes, related infrastructure and other hardware located on the roof of the Building upon the expiration or earlier termination of this lease and Tenant shall repair any damage to the Building caused by such removal.

(g) In the event that Tenant wishes at any time to utilize the services of an Electronic Services Provider whose equipment is not then servicing the Building, no such Electronic Services Provider shall be permitted to install its Lines or other equipment within the Building without first securing the prior written approval of Landlord, such approval not to be unreasonably withheld. Landlord’s approval shall not be deemed any kind of warranty or representation by Landlord, including, without limitation, any warranty or representation as to the suitability, competence, or financial strength of the Electronic Services Provider. Without limitation of the foregoing standard, unless all of the following conditions are satisfied to Landlord’s satisfaction, it shall be reasonable for Landlord to refuse to give its approval: (i) Landlord shall incur no current expense or risk of future expense whatsoever with respect to any aspect of the Electronic Services Provider’s provision of its Electronic Services, including without limitation, the costs of installation, materials and services; (ii) prior to commencement of any work in or about the Building by the Electronic Services Provider, the Electronic Services Provider shall supply Landlord with such written indemnities, insurance, financial statements, and such other items as Landlord reasonably determines to be necessary to protect its financial interests and the interests of the Building relating to the proposed activities of the Electronic Services Provider; (iii) the Electronic Services Provider agrees to abide by such rules and regulations, building and other codes, job site rules and such other requirements as are reasonably determined by Landlord to be necessary to protect the interests of the Building, the tenants in the Building and Landlord, in the same or similar manner as Landlord has the right to protect itself and the Building with respect to proposed alterations as described in Article V of this lease; (iv) Landlord reasonably determines that, considering other potential uses for space in the Building, there is sufficient space in the Building for the placement of all of the Electronic Services Provider’s equipment, conduit, Lines and other materials; (v) the Electronic Services Provider agrees to abide by Landlord’s requirements, if any, that the Electronic Services Provider use existing Building conduits and pipes or use Building contractors (or other contractors approved by Landlord); (vi) Landlord shall be reasonably compensated for space used in the Building for the storage and maintenance of the Electronic Services Provider’s equipment, for the fair market value of the Electronic Services Provider’s access to the Building, for the use of common or core space within the Building and the costs which may reasonably be incurred by Landlord; (vii) the Electronic Services Provider agrees to deliver to Landlord detailed “as built” plans immediately after the installation of the Electronic Services Provider’s

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equipment is complete; and (viii) all of the foregoing matters are documented in a written license agreement between Landlord and the Electronic Services Provider, the form and content of which is reasonably satisfactory to Landlord. Notwithstanding the foregoing, Tenant shall have the right without Landlord’s consent (except as required under this sentence) to utilize an Affiliate of Tenant or, such other vendor selected by Tenant, as an Electronic Services Provider upon written notice to Landlord, subject only to satisfaction of the following conditions: (i) Landlord’s approval of the location of all intended equipment in the common areas of the Building, such approval not to be unreasonably withheld, conditioned or delayed, and (ii) such vendor’s or Affiliate’s execution of Landlord’s standard form of service provider agreement, without fee or rent to such Electronic Services Provider. In the event that, within ten (10) days following receipt of a written request therefor from Tenant, Landlord shall fail to deliver written notice to Tenant of its approval or rejection of the proposed location of the intended equipment, or shall fail to provide to Tenant Landlord’s form of service provider agreement, then with respect to such Electronic Services Provider, Tenant shall have the right to permit the immediate installation of such intended equipment in the location identified in Tenant’s notice and shall be relieved of the obligation to have such vendor or its Affiliate execute Landlord’s standard form of service provider agreement as hereinabove set forth.

(h) Notwithstanding any provision of the proceeding paragraphs to the contrary, the refusal of Landlord to grant its approval to any prospective Electronic Services Provider (to the extent expressly required in Section 4.07(g) above) shall not be deemed a default or breach by Landlord of its obligation under this lease unless and until Landlord is adjudicated to have breached its obligations under this lease with respect to Tenant’s request for approval, and in that event, Tenant shall still have no right to terminate this lease or claim an entitlement to rent abatement, but may as Tenant’s sole and exclusive recourse seek a judicial order of specific performance compelling Landlord to grant its approval as to the prospective provider in question. The provisions of this paragraph may be enforced solely by Tenant and Landlord and any Affiliate or Permitted Transferee rightfully hereunder in occupancy of the Premises, are not for the benefit of any other party, and specifically but without limitation, no telephone or other Electronic Services Provider shall be deemed a third party beneficiary of this lease.

(i) Tenant shall not utilize any wireless Electronic Services equipment (other than usual and customary cellular telephones), including antenna equipment and satellite receiver dishes, within the Tenant’s Premises, within the Building or attached to the outside walls or roof of the Building, without Landlord’s prior written consent. Such consent may be conditioned in such a manner so as to protect Landlord’s financial interests and the interests of the Building, and the other tenants therein, in a manner similar to the arrangements described in the immediately preceding paragraphs. Notwithstanding any term or provision of this lease to the contrary, Tenant shall have the right to install, at its sole cost and expense, a wireless intranet, Internet and/or communications network within the Premises for the use of Tenant and its employees (the “Network”), subject to the terms of this Paragraph and subject to Landlord’s approval of all plans and specifications therefor, such approval not to be unreasonably withheld, and, to the extent such services are not provided by an Affiliate of Tenant, subject to Landlord’s approval of the Electronic Services Provider providing such services and system, such approval not to be unreasonably withheld. Tenant agrees that the Network equipment (whether owned by Tenant or Tenant’s service providers and contractors) located in the Premises, including, without

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limitation, any antennas, switches, or other equipment (collectively, the “Tenant’s Network Equipment”) shall be of a type and, if applicable, a frequency that will not cause unreasonable radio frequency, electromagnetic, or other interference to any other party or any equipment of Landlord or, prior to the lease of the Entire Building by the Tenant Parties, other tenants or occupants of the Building. In the event that Tenant’s Network Equipment causes any such interference, upon receipt of written notice from Landlord of such interference, Tenant will promptly take all commercially reasonable steps to correct and eliminate such interference.

(j) Until the Tenant Parties lease the Entire Building, in the event that Electronic Services equipment, Lines and facilities or satellite and antenna equipment of any type installed by or at the request of Tenant within the Tenant’s Premises, on the roof, or elsewhere within or on the Building causes interference to equipment used by another tenant in the Building, Tenant shall cease using such equipment, Lines and facilities or satellite and antenna equipment until the source of the interference is identified and eliminated and Tenant shall assume all liability related to such interference. Tenant shall cooperate with Landlord and other parties, to eliminate such interference promptly. In the event that Tenant is unable to do so, Tenant will substitute alternative equipment which remedies the situation. If such interference persists, Tenant shall, at Landlord’s sole discretion, remove such equipment. In the event that Electronic Services equipment, Lines and facilities or satellite and antenna equipment of any type installed by or at the request of Landlord or another tenant within such tenant’s premises, on the roof, or elsewhere within or on the Building after the Effective Date causes interference to equipment used by Tenant in the Premises, Landlord shall cease using (to the extent Landlord’s equipment is the cause of the interference), or use good faith efforts to cause such other tenant to cease using (to the extent such other tenant’s equipment is the cause of the interference), such equipment, Lines and facilities or satellite and antenna equipment until the source of the interference is identified and eliminated. Notwithstanding anything in this lease to the contrary, from and after the Phase II Turnover Date, Tenant agrees to provide Landlord, Landlord’s property manager and Landlord’s primary vendors with access cards to allow such parties unrestricted access to such portion of Floor 18 of the Premises as is reasonably necessary to access the roof of the Building at any time without prior notice to Tenant. Landlord agrees to cause all other third parties desiring access to the roof of the Building to provide Tenant with reasonable prior telephonic notice before accessing the roof of the Building, and Landlord shall restrict such other parties from accessing the roof except for the purposes of installing, maintaining, repairing and replacing rooftop equipment in accordance with the terms of this lease. Tenant shall have the right, but not the obligation, to have a representative of Tenant present to monitor any access to the rooftop of the Building by any such other third party.

ARTICLE V

Section 5.01 Leasehold Improvements.

(a) The Phase I Premises shall be delivered by Landlord and leased by Tenant in its “as-is” condition as of the Phase I Turnover Date, vacuumed and free of debris, and without any improvements or alterations by Landlord, except Landlord shall provide the Phase I Tenant Improvement Allowance for the Phase I Tenant Work (as that term is defined in Exhibit D).

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The Phase II Premises shall be delivered by Landlord and leased by Tenant in its “as-is” condition as of the Phase II Turnover Date, vacuumed and free of debris, and without any improvements or alterations by Landlord, except Landlord shall provide the Phase II Tenant Improvement Allowance for the Phase II Tenant Work (as that term is defined in Exhibit D-1).

The Phase III Premises shall be delivered by Landlord and leased by Tenant in its “as-is” condition as of the Phase III Turnover Date, vacuumed and free of debris, and without any improvements or alterations by Landlord, except Landlord shall provide the Phase III Tenant Improvement Allowance for the Phase III Tenant Work (as that term is defined in Exhibit D-2). The Phase I Tenant Work, Phase II Tenant Work and Phase III Tenant Work are sometimes hereinafter collectively referred to as the “Tenant Work.” Further, Landlord agrees to secure for Tenant’s use and ownership that certain furniture, fixtures and equipment (the “FF&E”) identified and described on Exhibit D-3 attached hereto, which FF&E is currently leased or owned by Hewitt Associates LLC. Landlord shall convey such FF&E to Tenant in its “as is” condition and without warranty of any kind pursuant to a written bill of sale which Landlord shall execute and deliver to Tenant on or prior to the Phase I Commencement Date.

(b) Tenant hereby agrees that the provisions of Exhibit D, Exhibit D-1 and Exhibit D-2 shall govern the construction of Tenant’s initial leasehold improvements by Tenant. It is stipulated that time is of the essence in connection with Tenant’s compliance with the terms of Exhibit D, Exhibit D-1 and Exhibit D-2 and in connection with Landlord’s compliance with the terms of Exhibit D, Exhibit D-1 and Exhibit D-2.

(c) Tenant shall not make or allow to be made any improvements, alterations or physical additions in or to the Premises or place safes, vaults or other heavy furniture or equipment within the Premises, without first obtaining the written consent of Landlord which consent shall not be unreasonably withheld so long as said alterations are not unsightly from outside the Premises. Tenant shall deliver to Landlord a copy of the “as-built” plans and specifications for all alterations or physical additions so made in or to the Premises. Notwithstanding the foregoing, Tenant shall be permitted to make, from time to time, interior, nonstructural alterations, improvements or additions without Landlord’s prior written consent (“Aesthetic Alterations”) so long as (i) such alterations, improvements and/or additions do not affect the structure of the Building or base building systems, including life safety systems, (ii) such alterations, improvements and/or additions cost less than $200,000.00 per alteration or directly related series of alterations, improvements and/or additions within each “lease year” (as hereinafter defined) escalated annually by four percent (4%), (iii) Tenant provides to Landlord as built drawings or plans and specifications reflecting such alterations, improvements and/or additions if same are prepared in connection with such alterations, improvements or additions, including, without limitation, any updated CAD drawings, (iv) Landlord approves of Tenant’s contractor(s) or such contractor is one of the contractors listed on Exhibit T attached hereto which has been pre-approved by Landlord, and (v) Tenant gives Landlord at least five (5) business days prior written notice prior to commencing any such work. As used herein, the term “lease year” shall be the period of time consisting of three hundred sixty-five calendar (365) days beginning on the Phase I Commencement Date, and each period of three hundred sixty-five calendar (365) days thereafter throughout the Term of this lease and any extensions thereof.

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(d) Approval by Landlord of any of Tenant’s drawings and plans and specifications prepared in connection with any alterations, improvements, modifications or additions to the Premises or the Project shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or alterations, improvements, modifications or additions to which they relate, for any use, purpose or conditions, but such approval shall merely be the consent of Landlord as required hereunder. Any and all furnishing, equipping and improving of or other alteration and addition to the Premises other than Aesthetic Alterations shall be: (i) made at Tenant’s sole cost, risk and expense; (ii) performed in a prompt, good and workmanlike manner with labor and materials of such quality as Landlord may reasonably require; (iii) constructed in accordance with all plans and specifications approved in writing by Landlord prior to the commencement of any such work, such approval not to be unreasonably withheld; (iv) prosecuted diligently and continuously to completion so as to cause no interference with the normal business operations of other tenants in the Building, the performance of Landlord’s obligations under this lease or any mortgage or ground lease covering or affecting all or any part of the Building or the Land and any work being done by contractors engaged by Landlord with respect to or in connection with the Building; (v) performed by contractors listed on Exhibit T attached hereto or otherwise approved in writing by Landlord, such approval not to be unreasonably withheld; and (vi) Tenant shall obtain and furnish Landlord with a copy of the DeKalb County building permit and certificate of occupancy required for any such improvements. Tenant shall have no (and hereby waives all) rights to payment or compensation for any such item. Other than with respect to Aesthetic Alterations, Tenant shall notify Landlord upon completion of such alterations, improvements, modifications or additions and Landlord shall inspect same for workmanship and compliance with the approved plans and specifications. Tenant and its contractors shall comply with all reasonable requirements Landlord may impose on Tenant or its contractors with respect to such work (including but not limited to, insurance, indemnity and bonding requirements), and shall deliver to Landlord a complete copy of the “as-built” or final plans and specifications for all alterations or physical additions so made in or to the Premises within thirty (30) days of completing the work (except in the case of Aesthetic Alternations in which case as-built or final plans and specifications shall only be required to be delivered by Tenant in the event the same are otherwise prepared in conjunction therewith). Landlord will not be entitled to any construction management fee, nor shall Tenant be obligated to reimburse Landlord for costs or expenses incurred by Landlord, in connection with any alteration or addition, including any Aesthetic Alterations.

(e) All alterations, physical additions, modifications or improvements in or to the Premises (including fixtures) shall, when made, become the property of Landlord and shall be surrendered to Landlord upon termination or expiration of this lease or termination of Tenant’s right to occupy the Premises, whether by lapse of time or otherwise, without any payment, reimbursement or compensation therefor; provided, however, that (i) Tenant shall retain title to and shall remove from the Premises movable equipment or furniture owned by Tenant, and (ii) Tenant repairs any damage caused thereby. Notwithstanding any term or provision of this lease to the contrary, Tenant shall have no obligation to remove any Aesthetic Alterations or any of the Phase I Leasehold Improvements, Phase II Leasehold Improvements or Phase III Leasehold Improvements, except as provided in the last sentence of this paragraph. Further, Tenant shall have no obligation to remove any other alterations, physical additions,

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modifications or improvements made by or on behalf of Tenant in or to the Premises unless Landlord shall expressly require in writing that Tenant remove such items as a condition to, and delivered at the time of, Landlord granting its consent thereto, in which case, Tenant shall remove all such additions, alterations and improvements upon the expiration or earlier termination of the lease, shall restore the Premises to “Building Standard” (as defined in Exhibit C) condition and shall repair any damage to the Building caused by such removal. Without limiting the generality of the foregoing, Landlord and Tenant agree that attached hereto as Exhibit J is a listing of alterations, improvements and additions (excluding Aesthetic Alterations) which, if made by Tenant, shall be required to be removed by Tenant unless Landlord consents in writing to the contrary (“Removal Items”) and a listing of alterations, improvements and additions which, if made, by Tenant shall not be required by Landlord to be removed by Tenant (“Non-Removal Items”).

(f) Tenant shall indemnify and hold Landlord harmless from and against all costs (including reasonable attorneys’ fees and costs of suit), losses, liabilities, or causes of action arising out of or relating to any alterations, additions or improvements made by or at the direction of Tenant to the Premises, including, but not limited to, any mechanics’ or materialmen’s liens asserted in connection therewith, provided, Tenant shall have no obligation to indemnify and hold Landlord harmless from any such costs, losses, liabilities, or causes of action to the extent caused by or attributable to the negligence or intentional misconduct of Landlord, or its employees, agents, contractors or representatives.

(g) Should any mechanic’s or other liens, however, be filed against any portion of the Project relating to any alterations, additions or improvements made by or at the direction of Tenant, Tenant shall cause the same to be cancelled or discharged of record by bond or otherwise within thirty (30) days after written notice by Landlord. If Tenant shall fail to cancel or discharge said lien or liens, within said thirty (30) day period, Landlord may, at its sole option, cancel or discharge the same and upon Landlord’s demand, Tenant shall promptly reimburse Landlord for all reasonable costs incurred in canceling or discharging such liens.

Section 5.02 Repairs by Landlord. During the Term, Landlord shall perform diligently, promptly and in a good and workmanlike manner in compliance with all applicable Legal Requirements, all maintenance, repairs and replacements to (i) the structural components of the Building, including without limitation the roof, roofing system, exterior walls, bearing walls, support beams, foundations, columns, exterior doors and windows and lateral support to the Building; (ii) use diligent efforts to assure watertightness of the Building and the Premises (including caulking of the flashings) and repairs to the roof, roofing system, curtain walls, windows, and skylights if required to assure watertightness; (iii) the plumbing, lawn and fire sprinklers, heating, ventilation and air conditioning systems, electrical and mechanical lines and equipment associated therewith, including without limitation elevators; (iv) the parking lots, garages, and common areas of the Project and Building, including their lighting systems; (v) the exterior improvements to the Building, including walkways, shrubbery and landscaping; (vi) exterior glass including cleaning and replacements, (vii) the Building and the Premises necessitated by the negligence or willful misconduct of Landlord, its agents, contractors, representatives or employees; (viii) the Building and the Premises necessitated by the presence of Hazardous Materials for which Tenant is not liable pursuant to Section 4.06 hereof and for

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which Landlord has responsibility; and (ix) any part of the Building and the Premises for which Tenant has not expressly assumed responsibility and for which Landlord has. In the event of any damage to such components or systems caused by Tenant or Tenant’s agents, contractors or employees, the cost of repair or restoration of such damage shall be paid for solely by Tenant in an amount equal to Landlord’s costs plus fifteen percent (15%) for administrative cost recovery. Landlord shall make such repairs to Building Standard improvements as may be deemed necessary by Landlord for normal maintenance operations and Landlord shall not otherwise be obligated to make improvements to, or repairs of, the Premises except as expressly required hereunder; provided, however, Landlord shall, at Tenant’s expense, make such additional improvements to, or repairs of, the Premises as Tenant shall request in writing, at a cost equal to the costs incurred by Landlord in such maintenance or such repairs, plus an additional charge of fifteen percent (15%) for administrative cost recovery. Notwithstanding anything herein to the contrary, in the event that repairs are necessitated to the Premises due to the presence of Hazardous Materials for which Tenant is not liable pursuant to Section 4.06 and for which Landlord has no responsibility hereunder and does not otherwise elect to remediate, and in the further event that Tenant determines, in its reasonable discretion, that the presence of such Hazardous Materials creates an unsafe working environment for Tenant’s employees and invitees, then Tenant shall notify Landlord in writing of such condition and that it intends to terminate this lease if remedial action is not undertaken, in which event Landlord will have thirty (30) days or such longer period of time as may be reasonably necessary to remediate same and if Landlord fails to remediate such condition or complete such remediation in the time period(s) set forth above, then Tenant shall have the right to terminate this lease, such termination to be effective upon delivery of written notice thereof to Landlord.

Section 5.03 Repairs by Tenant. Subject to Section 5.02, Tenant shall at its own cost and expense, keep the Premises and all leasehold improvements in a condition similar to the condition as of the Commencement Date, normal wear and tear and damage by casualty (except as otherwise provided herein) and condemnation excepted and shall perform all repairs and improvements required by any governmental law, ordinance, rule or regulation, to the extent required as a direct result of Tenant’s operations in the Premises (as opposed to such laws, ordinances, rules or regulations generally applicable to use of the Premises for general office purposes) or directly applicable to the Tenant Work or alterations or improvements made to the Premises by or on behalf of Tenant. If Tenant fails to commence any such repairs to the Premises, Tenant Work and/or alterations or improvements within twenty (20) business days after written notice from Landlord to Tenant and thereafter diligently proceed with such repair work until completion, Landlord may, at its option, make such repairs or any replacements reasonably deemed necessary by Landlord, and Tenant shall pay to Landlord on demand Landlord’s cost thereof plus a charge of fifteen percent (15%) for administrative cost recovery.

Section 5.04 Americans with Disabilities Act of 1990. Tenant hereby agrees to be responsible, at its sole cost and expense, for the compliance of the Premises, after the Commencement Date, with all rules, regulations, laws and ordinances including, without limitation, the Americans with Disabilities Act of 1990, as amended (the “ADA”) to the extent required as a direct result of Tenant’s operations in the Premises (as opposed to such laws, ordinances, rules or regulations generally applicable to use of the Premises for general office purposes) or directly applicable to the Tenant Work or alterations or improvements made to the

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Premises by or on behalf of Tenant. Landlord hereby represents and warrants that the Building, including the common areas of the Building and the Premises shall be in compliance with the ADA as of the Phase I Turnover Date (and with respect to the Phase II Premises and Phase III Premises, as of the Phase II Turnover Date and Phase III Turnover Date, respectively). Landlord hereby agrees to be responsible, at its sole cost and expense (subject to reimbursement by tenants of the Building including Tenant as part of customary operating expenses, to the extent not excluded or prohibited, as provided elsewhere in this lease) for the compliance of the Building, common areas and Premises (to the extent Tenant is not expressly obligated therefor pursuant to this Section 5.04) with all such rules, regulations, laws and ordinances. The allocation of responsibility for ADA compliance between Landlord and Tenant and the respective obligations of each shall supersede any other provisions of this lease that may contradict or otherwise differ from the requirements of this Section 5.04.

ARTICLE VI

Section 6.01 Condemnation.

(a) If all or substantially all of the Premises, or such portion of the Premises or the Project as would render, in Landlord’s reasonable judgment, the continuance of Tenant’s business from the Premises impracticable, shall be threatened to be permanently taken or condemned for any public purpose, then as provided hereinbelow, Landlord shall immediately notify Tenant in writing of such impending condemnation. This lease, at the option of Tenant or Landlord upon the giving of written notice to the other party within thirty (30) days from such party’s receipt of written notice of the actual condemnation or taking, shall forthwith cease and terminate. Landlord shall deliver to Tenant a copy of the notice of actual condemnation or taking immediately following Landlord’s receipt thereof. If more than twenty-five percent (25%) of the Building and Parking Facility shall be permanently taken or condemned for any public purpose, then Landlord shall have the option of terminating this lease by written notice to Tenant within thirty (30) days from the date of Landlord’s receipt of notice of such condemnation or taking. If this lease is terminated as provided above, this lease shall cease and expire as if the date of transfer of possession of the Premises, the Project, or any portion thereof, was the expiration date of this lease. In the event that this lease is not terminated by either Landlord or Tenant as aforesaid, Tenant shall pay the Base Rental and all other rentals up to the date of transfer of possession of such portion of the Premises so taken or condemned and this lease shall thereupon cease and terminate with respect to such portion of the Premises so taken or condemned as if the date of transfer of possession of the Premises was the expiration date of the Term of this lease relating to such portion of the Premises. Thereafter the Base Rental, Tenant’s Forecast Additional Rental and Tenant’s Additional Rental shall be adjusted on a pro rata, net rentable square foot basis. In the event of any such condemnation or taking and this lease is not so terminated, Landlord shall promptly repair the Premises or the Project, as the case may be, to Building Standard condition (up to the Tenant Improvement Allowances, “adjusted for inflation,” as defined in Section 2.04) so that the remaining portion of the Premises or Project, as the case may be, shall constitute an architectural unit, fit for Tenant’s occupancy and business; provided, however, that Landlord’s obligation to repair hereunder shall be limited to the extent of the net proceeds made available to Landlord for such repair from any such condemnation or taking. In the event of any such condemnation or taking and this lease is not so terminated, and in the further event that Landlord shall fail to repair the Premises to the condition required in the

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immediately preceding sentence for any reason (including, without limitation, the insufficiency of net proceeds made available to Landlord) within one hundred and eighty (180) days following the date of transfer of possession of the portion of the Premises so condemned, then Tenant shall have the right to terminate this lease, such termination to be effective upon thirty (30) days after delivery of written notice thereof to Landlord if Landlord fails to repair the Premises to the condition required hereunder by such termination date. In the event of any temporary taking or condemnation for any public purpose of the Premises or any portion thereof, then this lease shall continue in full force and effect except that Base Rental, Tenant’s Forecast Additional Rental, and Tenant’s Additional Rental shall be adjusted on a pro rata net rentable square foot basis for the period of time that the Premises are so taken as of the date of transfer of possession of the Premises and Landlord shall be under no obligation to make any repairs or alterations. In the event of any condemnation or taking of the Premises, Tenant hereby assigns to Landlord the value of all or any portion of the unexpired Term of the lease and all leasehold improvements and Tenant may not assert a claim for a condemnation award therefor; provided, however, Tenant may pursue a separate attempt to recover an award or compensation against or from the condemning authority for (i) the value of any fixtures, furniture, furnishings, Tenant Work and other personal property which were condemned but which under the terms of this lease Tenant is permitted to remove at the end of the Term of this lease, (ii) the unamortized cost of Tenant Work, which are not so removable by Tenant at the end of the Term of this lease but which were installed solely at Tenant’s expense, (iii) relocation and moving expenses, and (iv) compensation for loss to Tenant’s business provided that such award or compensation does not reduce the award payable to Landlord.

(b) In furtherance of the foregoing, Landlord agrees to notify Tenant in writing within ten (10) days of Landlord’s receipt of notice of any intended condemnation affecting the Project or the Building. Notwithstanding anything herein to the contrary, in the event that this lease is terminated pursuant to Section 6.01(a) above by virtue of a deed in lieu of condemnation or other voluntary transfer of title to all or a portion of the Project by Landlord, then Landlord shall use commercially reasonable efforts to cause the transfer of possession of such portion of the Project unless and until Landlord shall have provided Tenant with no less than three hundred sixty-five (365) days prior written notice thereof.

Section 6.02 Damages from Certain Causes. Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, riot, strike, insurrection, war, requisition or order of governmental body or authority, court order or injunction, or any cause beyond Landlord’s control or, except in the case of the gross negligence or intentional misconduct of Landlord, for any damage or inconvenience which may arise through repair or alteration of any part of the Project.

Section 6.03 Casualty Clause.

(a) In the event any portion of the Premises is damaged by fire or other casualty, earthquake or flood or by any other cause of any kind or nature (hereinafter collectively referred to as the “damaged property”) and the damaged property can, in the reasonable opinion of the Landlord’s architect, be repaired within three hundred sixty-five (365) calendar days from the date of notice of Landlord’s architect’s opinion, then Landlord shall proceed to rebuild or restore the damaged property to Building Standard condition (up to the Tenant Improvement Allowances, adjusted for inflation), subject to subsection (d) hereof.

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(b) If, in the opinion of Landlord’s architect, damage to the damaged property cannot be repaired within one (1) year from the date of notice of Landlord’s architect’s opinion, then both Landlord and Tenant shall have the right to terminate this lease by notifying the other party in writing of such termination within forty-five (45) days of receipt of Landlord’s architect’s opinion. Notwithstanding anything herein to the contrary, in the event that this lease is not terminated as aforesaid under this Section 6.03 by either Landlord or Tenant, and in the further event that the damaged property includes the Premises and Landlord shall fail to fulfill its repair obligations hereunder within one (1) year following the date of notice of Landlord’s architect’s opinion, then Tenant shall have the right to terminate this lease by delivery of written notice thereof to Landlord within thirty (30) days following the expiration of such one (1) year period, which termination shall be effective thirty (30) days after Landlord’s receipt of said notice, so long as Landlord shall have failed to fulfill its obligations hereunder by such termination date.

(c) Notwithstanding any language herein to the contrary, if at the time of any such damage, less than one (1) year remains in the Term of this lease, exclusive of any renewal options, then both Landlord and Tenant shall have the right to terminate this lease.

(d) Notwithstanding any language contained herein to the contrary, in the event this lease is not terminated as provided hereunder (i) Landlord shall be obligated to rebuild or restore the damaged property only to the extent of the net insurance proceeds available to Landlord for the purpose of rebuilding and restoration, (ii) if the damaged property is all or any portion of the Premises Landlord shall be obligated to rebuild or restore the damaged property only to Building Standard condition (up to the Tenant Improvement Allowances, “adjusted for inflation,” as defined in Section 2.04), except that Tenant shall have the right to require Landlord to rebuild or restore the damaged property substantially to the condition which existed immediately prior to such damage, provided that Tenant shall bear all costs and expenses, including without limitation, rentals that are lost due to extended construction time, in excess of the lesser of (A) any net insurance proceeds available to Landlord for the purpose of rebuilding or restoration, or (B) the cost to Landlord of rebuilding and restoring the damaged property to Building Standard condition (up to the Tenant Improvement Allowances, “adjusted for inflation,” as defined in Section 2.04); and (iii) Tenant shall be entitled to a pro rata abatement of Base Rental, Tenant’s Forecast Additional Rental, and Tenant’s Additional Rental during the period of time the Premises, or any portion thereof, are untenantable due to such damage. Notwithstanding the foregoing, in the event that the damaged property is all or part of the Premises, and in the further event that Landlord shall fail to rebuild and restore the Premises to at least Building Standard condition (up to the Tenant Improvement Allowances, adjusted for inflation) due to the insufficiency of the net insurance proceeds, then Tenant shall have the right to terminate this lease by delivery of written notice thereof to Landlord. Landlord’s architect’s opinion shall be given to both Landlord and Tenant in accordance with Section 9.01 within thirty (30) days from the date of any such damage. In the event of any termination of this lease under this Section 6.03, this lease shall cease and terminate as if the date of such damage was the expiration date of the Term of this lease. Notwithstanding any contrary language in this Section

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6.03, if the Premises, the Project, or any portion thereof shall be damaged through the negligence or willful misconduct of Tenant, such damage shall be repaired by Landlord at the sole expense of Tenant and rent shall continue hereunder unabated.

Section 6.04 Casualty Insurance. Landlord shall maintain all-risks property insurance on the Project, including Building Standard leasehold improvements. Said insurance shall be (a) written on a replacement cost basis: (b) maintained with an insurance company authorized to do business in Georgia, and (c) in an amount sufficient to comply with all coinsurance requirements with payments for losses thereunder shall be made solely to Landlord (or to Landlord’s mortgagee, as Landlord may direct). Tenant shall maintain at its expense all-risks property insurance (including, but not limited to sprinkler leakage and water damage) on a replacement cost basis covering all its personal property, including removable trade fixtures, located in the Premises and on Tenant Work and all other additions and improvements (including fixtures) made by Tenant and not required to be insured by Landlord above. Such insurance shall be maintained with an insurance company authorized to do business in Georgia, and in an amount sufficient to comply with all coinsurance requirements. If the annual premiums to be paid by Landlord shall exceed the standard rates because of Tenant’s operations within, or contents of, the Premises or because the improvements to the Premises are in excess of Building Standard improvements, Tenant shall promptly pay the excess amount of the premium upon request by Landlord (and if necessary, Landlord may allocate the insurance costs of the Project to give effect to this sentence). Upon the request of Landlord, a duly executed certificate of insurance, reflecting Tenant’s maintenance of the insurance required under this Section 6.04 and Section 6.05, shall be delivered to Landlord.

Section 6.05 Liability Insurance. Landlord and Tenant shall each maintain a policy or policies of commercial general liability insurance on an occurrence basis (including, but not limited to, contractual liability coverage) with the premiums thereon fully paid on or before the due dates, issued by and binding upon a solvent insurance company authorized to transact business in Georgia. Such insurance shall afford minimum protection (which may be affected by primary and excess/umbrella insurance) of not less than $5,000,000.00 each occurrence combined single limit on bodily injury or property damage and such insurance shall name Landlord and any other parties in interest designated by Landlord, including any mortgagee, as an additional insured for damage or injury caused by Tenant and which is the obligation of Tenant under this agreement; provided, however, Tenant shall carry such greater limits of coverage as Landlord may reasonably request from time to time so long as Landlord maintains similar limits of coverage.

Section 6.06 Hold Harmless. Landlord shall not be liable to Tenant, its agents, servants, employees, contractors, customers or invitees for any damage to person or property caused by any act, omission or neglect of Tenant, its agents, servants or employees, and Tenant agrees to indemnify and hold Landlord harmless from all liability and claims for any such damage. Tenant shall not be liable to Landlord, or to Landlord’s agents, servants, employees, contractors, customers or invitees for any damage to person or property caused by any act, omission or neglect of Landlord, its agents, servants or employees, and Landlord agrees to indemnify and hold Tenant harmless from all claims for such damage.

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Section 6.07 Waiver of Subrogation Rights. Anything in this lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents, servants, partners, shareholders, officers or employees, for any loss or damage that may occur to the Premises, the Project or any improvements thereto or thereon, or any personal property of such party therein or thereon, by reason of fire, the elements, or any other cause which is required to be insured against under the terms of the all-risks property insurance policies referred to in Section 6.04 hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, partners, shareholders, servants or employees. Each party shall have its all-risks property insurance policy endorsed wherein the insurer expressly waives its right of subrogation against the other party.

Section 6.08 Insurance Requirements. If Tenant does not procure insurance as required, Landlord may, upon no less than fifteen (15) days advance written notice to Tenant, cause this insurance to be issued and Tenant shall pay to Landlord the premium for such insurance within ten (10) days of Landlord’s demand, plus interest at the rate provided for in this lease until repaid by Tenant. All policies of insurance required to be maintained by Tenant shall provide that Landlord shall be given at least ten (10) days’ prior written notice of any cancellation or nonrenewal of any such policy. A certificate evidencing each such policy shall be deposited with Landlord by Tenant on or before the Phase I Commencement Date, and a replacement certificate evidencing each subsequent policy shall be deposited with Landlord at least ten (10) days prior to the expiration of the preceding such policy.

ARTICLE VII

Section 7.01 Default and Remedies.

(a) The occurrence of any of the following shall constitute events of default:

(i) Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental Adjustment, or any other sum of money payable under this lease is not paid when due;

(ii) Tenant’s interest in the lease or the Premises shall be subjected to any attachment, levy, or sale pursuant to any order or decree entered against Tenant in any legal proceeding and such order or decree shall not be vacated within fifteen (15) days of entry thereof; or

(iii) Tenant breaches or fails to comply with any term, provision, condition, or covenant of this lease, other than as described in Section 7.01(a)(i), or with any of the Rules and Regulations now or hereafter established in accordance with the terms of this lease to govern the operation of the Building or Project.

(b) Upon the occurrence of an event of default and (i) if the event of default described in Section 7.01(a)(i) is not cured within ten (10) days after written notice from Landlord of such default, or (ii) the events of default described in Sections 7.01(a)(iii) are not cured within thirty (30) days after written notice from Landlord of such default (or such additional period of time reasonably required to cure such events of default if the same cannot

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reasonably be cured within such thirty [30] day period, provided Tenant commences to cure such default within such thirty [30] day period and proceeds diligently thereafter to seek to effect such cure), or (iii) the event of default described in Section 7.01(a)(ii) is not cured immediately, then Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this lease:

(i) Landlord, with or without terminating this lease, may immediately or at any time thereafter re-enter the Premises and correct or repair any condition which shall constitute a failure on Tenant’s part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this lease or of the Rules and Regulations now in effect or hereafter adopted in accordance with the terms of this lease or of any notice given Tenant by Landlord pursuant to the terms of this lease, and Tenant shall fully reimburse and compensate Landlord on demand.

(ii) Landlord, with or without terminating this lease, may immediately or at any time thereafter demand in writing that Tenant vacate the Premises and thereupon Tenant shall vacate the Premises and remove therefrom all property thereon belonging to or placed on the Premises by, at the direction of, or with consent of Tenant within ten (10) days of receipt by Tenant of such notice from Landlord, whereupon Landlord shall have the right to re-enter and take possession of the Premises. Any such demand, re-entry and taking possession of the Premises by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this lease or of the Premises by Tenant and shall not of itself constitute a termination of this lease by Landlord.

(iii) Landlord, with or without terminating this lease, may immediately or at any time thereafter, re-enter the Premises and remove therefrom Tenant and all property belonging to or placed on the Premises by, at the direction of, or with consent of Tenant. Any such re-entry and removal by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this lease or of the Premises by Tenant and shall not of itself constitute a termination of this lease by Landlord.

(iv) Landlord, with or without terminating this lease, may immediately or at any time thereafter relet the Premises or any part thereof for such time or times, at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, and Landlord may make any alterations or repairs to the Premises which it may deem necessary or proper to facilitate such reletting; and Tenant shall pay all costs of such reletting including but not limited to the cost of any such alterations and repairs to the Premises, attorneys’ fees, leasing inducements, and brokerage commissions; and if this lease shall not have been terminated, Tenant shall continue to pay all rent and all other charges due under this lease up to and including the date of beginning of payment of rent by any subsequent tenant of part or all of the Premises, and thereafter Tenant shall pay monthly during the remainder of the Term of this lease the difference, if any, between the rent and other charges collected from any such subsequent tenant or tenants and the rent and other charges reserved in this lease, but Tenant shall not be entitled to receive any excess of any such rents collected over the rents reserved herein.

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(v) Landlord may immediately or at any time thereafter terminate this lease, and this lease shall be deemed to have been terminated upon receipt by Tenant of written notice of such termination; upon such termination Landlord shall recover from Tenant all damages Landlord may suffer by reason of such termination including, without limitation, unamortized sums expended by Landlord for construction of tenant improvements, all arrearages in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and attorneys’ fees) of recovering possession of the Premises, the cost of any alteration of or repair to the Premises which is necessary or proper to prepare the same for reletting and, in addition thereto, Landlord at its election shall have and recover from Tenant an amount equal to the excess, if any, of the total amount of all rents and other charges to be paid by Tenant for the remainder of the Term of this lease over the then reasonable rental value of the Premises for the remainder of the Term of this lease.

(c) If Landlord re-enters the Premises or terminates this lease pursuant to any of the provisions of this lease, Tenant hereby waives all claims for damages which may be caused by such re-entry or termination by Landlord. Tenant shall and does hereby indemnify and hold Landlord harmless from any loss, cost (including court costs and attorneys’ fees), or damages suffered by Landlord by reason of such re-entry or termination to the extent not directly resulting from the negligence or intentional misconduct of Landlord or its employees, agents, contractors or representatives. No such re-entry or termination shall be considered or construed to be a forcible entry.

(d) The exercise by Landlord of any one or more of the rights and remedies provided in this lease shall not prevent the subsequent exercise by Landlord of any one or more of the other rights and remedies herein provided. All remedies provided for in this lease are cumulative and may, at the election of Landlord, be exercised alternatively, successively, or in any other manner and are in addition to any other rights provided for or allowed by law or in equity. Notwithstanding any term or provision herein to the contrary, Landlord shall use commercially reasonable efforts to mitigate any damages or loss suffered by Landlord as a result of an event of default by Tenant hereunder.

(e) If any alleged default on the part of the Landlord hereunder occurs, Tenant shall give written notice to Landlord in the manner herein set forth and shall afford Landlord a reasonable opportunity to cure any such default as set forth below. In addition, Tenant shall send notice of such default by certified or registered mail, postage prepaid, to the holder of any mortgage whose address Tenant has been notified of in writing, and shall afford such mortgage holder a reasonable opportunity to cure any alleged default on Landlord’s behalf, provided in no event shall such cure period granted such mortgage holder exceed the cure period provided to Landlord hereunder. Landlord’s failure to do, observe, keep and perform any of the terms, covenants, conditions, agreements or provisions of this lease required to be done, observed, kept or performed by Landlord, for a period greater than thirty (30) days after written notice of such failure is received by Landlord from Tenant shall be deemed a default by Landlord hereunder, except if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed in default if it commences performance within the thirty (30) day period and thereafter diligently pursues the cure to completion within a maximum

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additional time period of sixty (60) days. If such failure cannot reasonably be cured within thirty (30) days, if Landlord is not diligently pursuing such cure within thirty (30) days, to the extent possible under the circumstances, after Tenant’s notice to Landlord, then Tenant shall provide Landlord a second written notice of the failure (the “Second Notice”) and if Landlord fails to commence and complete such cure within thirty (30) days after receipt of such Second Notice (or such additional period as is reasonably necessary), then such failure shall be deemed a default hereunder. In the event of a default, Tenant may, at its option, have any one of the following described remedies: (i) with prior written notice to Landlord, remedy such default or breach and be reimbursed the reasonable costs thereof within thirty (30) days after Landlord’s receipt of a paid invoice and contractor’s lien waivers as applicable, therefor; or (ii) pursue the remedy of specific performance. In no event may Tenant recover any special, consequential, indirect or punitive damages against or from Landlord herein, including, without limitation, any damages for or relating to any lost profit or business income. In the event Landlord does not reimburse Tenant within such 30-day period after receipt by Landlord of such paid invoice and any applicable lien waiver, then Tenant shall have the right to offset any unpaid sums against Base Rental hereunder until Tenant is repaid in full. Furthermore, in no event shall Tenant be entitled to terminate this lease as a result of Landlord’s default.

Section 7.02 Insolvency or Bankruptcy. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or any general assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, shall, at Landlord’s option, constitute a breach of this lease by Tenant. Upon the happening of any such event or at any time thereafter, this lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

Section 7.03 Late Payments. Tenant shall pay, as a late charge in the event any installment of Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental Adjustment or any other charge owed by Tenant hereunder is not paid when due, the greater of $100.00 or an amount equal to three percent (3%) of the amount due for each and every thirty (30) day period that said amount remains unpaid (but in no event shall the amount of such late charge exceed an amount based upon the highest legally permissible rate chargeable at any time by Landlord under the circumstances). Tenant shall be allowed one late payment per twelve (12) month period without penalty or interest charged as long as Tenant pays the outstanding balance within five (5) business days of receipt of written notice from Landlord. Should Tenant make a partial payment of past due amounts, the amount of such partial payment shall be applied first to reduce all accrued and unpaid late charges, in inverse order of their maturity, and then to reduce all other past due amounts, in inverse order of their maturity.

Section 7.04 Attorneys’ Fees. If any rent or other debt owing by Tenant to Landlord hereunder is collected by or through an attorney at law following an event of default by Tenant and the expiration of any applicable notice and cure period, Tenant agrees to reimburse Landlord for the reasonable attorneys’ fees actually incurred by Landlord as a result thereof.

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Section 7.05 Waiver of Homestead. Tenant hereby waives and renounces all homestead or related exemption rights which Tenant may have under or by virtue of the Constitutions and Laws of the United States, the State of Georgia, and any other State as against any debt or sum Tenant may owe Landlord under this lease and hereby transfers, conveys, and assigns to Landlord all homestead or related exemption rights which may be allowed or set apart to Tenant, including such as may be set apart in any bankruptcy proceeding, to pay any debt or sum owing by Tenant to Landlord hereunder.

Section 7.06 No Waiver of Rights. No failure or delay of Landlord or Tenant to exercise any right or power given it herein or to insist upon strict compliance by the other of any obligation imposed on it herein and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by such party or any right it has herein to demand strict compliance with the terms hereof. No waiver by either Landlord or Tenant of any right of either such party or any default by the other on one occasion shall operate as a waiver of any of party’s other rights or of any subsequent default by the other. No express waiver shall affect any condition, covenant, rule, or regulation other than the one specified in such waiver and then only for the time and in the manner specified in such waiver. No person has or shall have any authority to waive any provision of this lease unless such waiver is expressly made in writing and signed by an authorized officer of Landlord and Tenant.

Section 7.07 Holding Over. In the event Tenant desires to holdover after the expiration of the initial Term of this lease and Tenant does not elect to exercise its Extension Term rights, as such Term may be extended (as described in Special Stipulation No. 7 in Exhibit H), Tenant shall have the right, upon not less than eighteen (18) months prior written notice to holdover for a period not to exceed six (6) months (the “Holdover Period”), the length of such Holdover Period to be designated in Tenant’s election notice. During the Holdover Period, Tenant shall pay to Landlord one hundred percent (100%) of the then current rent (including, without limitation, all Base Rental, Tenant’s Forecast Additional Rental and Tenant’s Additional Rental Adjustment as would have been payable if this lease had not so expired) for the entire Holdover Period but Tenant shall not be liable for any holdover premium or penalty; provided, however, during the Holdover Period, Tenant shall have the right to terminate the Holdover Period prior to the expiration thereof by providing Landlord written notice of such election to terminate at least sixty (60) days prior to the proposed termination date. Should Tenant terminate the Holdover Period early, as set forth herein, Base Rental, Tenant’s Forecast Additional Rental and Tenant’s Additional Rental Adjustment shall be prorated for any partial month. In the event Tenant fails to timely notify Landlord as set forth above or if Tenant elects to holdover for the Holdover Period but does not vacate the Premises at the end of such Holdover Period, then in any of such events, Tenant shall pay as liquidated damages, solely for such unauthorized holding over, one hundred fifty percent (150%) of the amount of the then-current rent (including, without limitation, all Base Rental, Tenant’s Forecast Additional Rental and Tenant’s Additional Rental Adjustment as would have been payable if this lease had not so expired), and Tenant shall also indemnify Landlord against all claims for damages by any other tenant to whom Landlord shall have leased all or any part of the Premises effective upon the termination of this lease. No holding over by Tenant after the initial Term or any applicable Extension Term of this lease shall be construed to extend this lease other than for the Holdover Period on the foregoing terms.

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Section 7.08 Subordination and Non-Disturbance. Tenant agrees that the rights of Tenant under this lease are subject and subordinate to, and upon the request of Landlord made in writing, Tenant will confirm the subordination of this lease to, each ground or land lease now or hereafter covering all or any part of the Land and to each mortgage or deed to secure debt which may now or hereafter encumber the Project and/or the Land, as well as to all renewals, modifications, consolidations, replacements and extensions thereof in a written form reasonably acceptable to the lessor under any such ground or land lease and the holder of any such mortgage or deed to secure debt; provided, however, that the lessor under any such ground or land lease and the holder of any such mortgage or deed to secure debt shall, so long as Tenant shall not be in default under this lease, not disturb Tenant in its possession of the Premises or terminate Tenant’s rights hereunder. Tenant expressly recognizes and agrees that the lessor under any such ground or land lease and the holder of any such mortgage or deed to secure debt or any of their successors or assigns or any other holder of such instrument may sell the Project or the Land in the manner provided for by law or in such instrument; and further, such sale may be made subject to this lease. In the event of the enforcement by the lessor under any such ground or land lease or the grantee under any such mortgage or deed to secure debt of the remedies provided for by law or by such land or ground lease, mortgage or deed to secure debt, Tenant will, upon request of any person or party succeeding to the interest of said lessor or grantee, as a result of such enforcement, automatically become the Tenant of such successor in interest without change in the terms or provisions of this lease; provided, however, that such successor in interest shall (a) not be bound by any payment of rent or additional rent for more than one month in advance except prepayments in the nature of security for the performance by Tenant of its obligations under this lease, (b) not be bound by any amendment or modification of this lease made without the written consent of such lessor or grantee or such successor in interest if such lessor, grantee or successor in interest had previously notified Tenant in writing of its interest to the extent such amendment would reduce or shorten any economic obligations of Tenant under the lease or materially impair Landlord’s rights under this lease made without such lessor’s, grantee’s or successor in interest’s (as applicable) prior written consent (or bound by any other amendment or modification of this lease until such time as such lessor, grantee or successor in interest, as applicable, has received a fully executed and otherwise true, correct and complete copy of same), (c) not be liable for any previous act or omission or negligence of the prior landlord, (d) not be subject to any offsets, abatements, counterclaims or defenses the Tenant has against the prior landlord, except for those offsets, abatements, counterclaims or defenses expressly granted to Tenant under Sections 1.01(a), 2.03(c), 2.03(d), 3.01(h), 4.07(d), 6.03(d), 7.01(e) and 7.08 of this lease, Exhibit C-l to this lease, Exhibit C-2 to this lease, Exhibit C-3 to this lease and Special Stipulation No. 1 of Exhibit H to this lease and (e) not be liable for the return of any security deposit except to the extent that security deposit was paid over by the prior landlord. Upon request by such successor in interest, Tenant shall execute and deliver an instrument or instruments confirming the attornment herein provided for in a form reasonably acceptable to such successor in interest. Notwithstanding anything contained in this lease to the contrary, in the event of any default by Landlord in performing its covenants or obligations hereunder which would give Tenant the right to terminate this lease, Tenant shall not exercise such right unless and until (aa) Tenant gives written notice of such default (which notice shall specify the exact nature of said default and how the same may be cured) to any lessor under any such land or ground lease and any holder(s) of any such mortgage or deed to secure debt who has theretofore

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notified Tenant in writing of its interest and the address to which notices are to be sent, and (bb) said lessor and holder(s) fail to cure said default within thirty (30) days from the giving of such notice by Tenant. The provisions of Section 9.01 shall govern the manner and effective date of any notice to be given by Tenant to any such parties.

Landlord shall obtain and deliver to Tenant from any present or future mortgagee, trustee, fee owner, prime lessor or any person having an interest in the Premises superior to this lease (a “Superior Interest”) a written subordination and non-disturbance agreement in recordable form providing that so long as Tenant performs all of the terms, covenants and conditions of this lease and agrees to attorn to the mortgagee, beneficiary of the deed of trust, purchaser at a foreclosure sale, prime lessor or fee owner, Tenant’s rights under this lease shall not be disturbed and this lease shall remain in full force and effect for the Term of this lease, and Tenant shall not be joined by the holder of any mortgage or deed of trust in any action or proceeding to foreclose thereunder. Landlord represents and warrants that, as of the Effective Date, the only Superior Interest to this lease is The Prudential Insurance Company of America (“Prudential”) and the parties hereto agree that the Subordination, Non-disturbance and Attornment Agreement required to be executed by Prudential shall be substantially in the form attached hereto as Exhibit O. If a non-disturbance agreement in accordance with this Section 7.08 is not delivered to Tenant for each Superior Interest existing as of the date of this lease within forty-five (45) days after the execution hereof, then Landlord shall grant Tenant a period of free Base Rental commencing upon the expiration of all other Base Rental abatement periods applicable hereunder. This period of free Base Rental shall consist of one (1) day for each day beyond such forty-five (45) day period that Landlord shall have failed to deliver such non-disturbance agreement to Tenant.

Section 7.09 Estoppel Certificate or Three-Party Agreement. Tenant agrees within twenty (20) days following request by Landlord (a) to execute, acknowledge and deliver to Landlord and any other persons specified by Landlord, a certificate or three-party agreement among Landlord, Tenant and/or any third party dealing with Landlord, certifying, to the extent true, that (i) Tenant is in possession of the Premises and has unconditionally accepted it; (ii) Tenant is currently paying all rent specified in this lease and rent has been paid through a date certain; (iii) the lease is unmodified and in full force and effect (or if there have been modifications, the lease is in full force and effect as modified and stating the modifications by date.); (iv) that, to Tenant’s actual knowledge, the Landlord is not in default under any provision of this lease, or, if in default, the nature thereof; (v) the Tenant has not assigned its interest in the lease or sublet any portion of the Premises (or if Tenant has assigned its interest in the lease or sublet any portion of the Premises, then specifying the party(ies) and relevant date(s) of such assignment or subletting); (vi) the Tenant has received no notice of any prior assignment, sale or pledge of the lease or rents thereunder by Landlord; (vii) the Tenant has no option or right of first refusal to purchase the Building; (viii) there are no other agreements, whether written or oral, between the Landlord and Tenant with respect to the lease; (ix) except as set forth in the lease, Tenant has no right or option to cancel the lease prior to its stated expiration date other than upon a default by the Landlord under the lease or, where so provided in the lease arising from a casualty or condemnation; (x) except as set forth in the lease, Tenant has no expansion rights or rights of first refusal with respect to leasing additional space in the Building except as noted; (xi) upon receipt of written notice from the holder of a mortgage or a deed to secure debt on the property that the Landlord is in default under its loan and requesting the Tenant to pay all rent to

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the mortgagee, the Tenant will pay all rent directly to the mortgagee; and (xii) such other matters as may reasonably be requested by Landlord, or Landlord’s mortgagee or prospective purchaser. Tenant’s failure to deliver such certificate or three-party agreement within such twenty (20) day period shall be conclusive upon Tenant as to the matters set forth therein. Such certificate may be relied upon by Landlord, Landlord’s mortgagee or any prospective purchaser of the Building. Landlord agrees within twenty (20) business days following request by Tenant (a) to execute, acknowledge and deliver to Tenant and any other persons specified by Tenant, a certificate or three-party agreement among Landlord, Tenant and/or any third party dealing with Tenant, certifying, to the extent true, that (i) Tenant is currently paying all rent specified in the lease and rent has been paid through a date certain; (ii) the lease is unmodified and in full force and effect (or if there have been modifications the lease is in full force and effect as modified and stating the modifications by date.); (iii) that, to Landlord’s knowledge, Tenant is not in default under any provision of this lease, or, if in default, the nature thereof; (iv) to the best of Landlord’s knowledge, the Tenant has not assigned its interest in the lease or sublet any portion of the Premises; (v) the Landlord has received no notice of any prior assignment, sale or pledge of the lease or rents thereunder; (vi) there are no other agreements, whether written or oral, between the Landlord and Tenant with respect to the lease; and (vii) such other matters as may reasonably be requested by Tenant, or Tenant’s mortgagee or prospective purchaser. Landlord’s failure to deliver such certificate or three-party agreement within such twenty (20) day period shall be conclusive upon Landlord as to the matters set forth therein, but shall not be deemed an event of default by Landlord hereunder. Such certificate may be relied upon by Tenant, Tenant’s mortgagee or any prospective purchaser of all or a portion of Tenant’s assets or ownership interests.

ARTICLE VIII

Section 8.01 Sublease or Assignment by Tenant.

(a) Except for Permitted Transfers (as defined herein), Tenant shall not, without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, (i) assign, convey, mortgage, pledge, encumber, or otherwise transfer (whether voluntarily, by operation of law, or otherwise) this lease or any interest hereunder; (ii) allow any lien to be placed upon Tenant’s interest hereunder; (iii) sublet the Premises or any part thereof; or (iv) permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant. Any attempt to consummate any of the foregoing without Landlord’s consent shall be of no force or effect. For purposes hereof, the transfer of the ownership or voting rights in a controlling interest of the voting stock of Tenant (if Tenant is a corporation) or the transfer of a general partnership interest or a majority of the limited partnership interest in Tenant (if Tenant is a partnership), at any time throughout the Term of this lease, shall not constitute or be deemed to be an assignment of this lease.

(b) Notwithstanding anything herein to the contrary, except for Permitted Transfers, if at any time or from time to time during the Term of this lease Tenant desires to sublet all or any portion of the Premises or assign all or any portion of Tenant’s interest in this lease, Tenant shall notify Landlord in writing (hereinafter referred to in this Section 8.01 as the “Notice”) of the terms of the proposed subletting or assignment, the identity of the proposed sublessee or assignee, the area proposed to be sublet or covered by the assignment (hereinafter

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referred to as “Sublet Space”), and such other information as Landlord may reasonably request to evaluate Tenant’s request to sublet or assign. Landlord shall then have the option, acting reasonably and in good faith, to (i) if permitted under subsection (d) below, terminate this lease in the case of a proposed assignment or terminate as to the Sublet Space all as provided in subsection (d) hereof, (ii) allow the proposed sublease or assignment subject only to the final review for approval as provided in subsection (e) hereof, or (iii) reject the proposed sublease or assignment with explanation therefor provided to Tenant. Landlord’s option to sublet, to terminate, or to allow or reject the proposed sublease or assignment subject to final review, as the case may be, shall be exercisable by Landlord in writing within a period of ten (10) business days after receipt of the Notice and any failure by Landlord to exercise any of such options within said ten (10) business day period shall be deemed to constitute the election of option (ii) above.

(c) Intentionally Deleted.

(d) In the event Tenant proposes an assignment of this lease which is not a Permitted Transfer or proposes to sublease, in a single sublease, or when combined with previous and any contemplated subleases, of 50,000 or more square feet for a sublease term of more than ninety-five percent (95%) of the remaining Term of this lease, then Landlord may elect to terminate this lease as to the Sublet Space on the date set forth in Landlord’s notice to Tenant, which date shall be no less than thirty (30) days and no more than ninety (90) days after the date of such notice. If the Sublet Space does not constitute the entire Premises and Landlord exercises its option to terminate this lease with respect to the Sublet Space, as to that portion of the Premises which is not part of the Sublet Space, this lease shall remain in full force and effect except that Base Rental, Tenant’s Forecast Additional Rental, and Tenant’s Additional Rental shall be calculated on the difference between the net rentable area prior to such termination and the net rentable area of the Sublet Space. Notwithstanding any term or provision of this lease to the contrary, in the event that Landlord elects to terminate this lease pursuant to Landlord’s options set forth above, Tenant shall have the right to withdraw its request to sublet the Sublet Space, such right to be exercisable by Tenant by delivery of written notice of such withdrawal to Landlord within twenty (20) days of receipt of written notice from Landlord of such election to terminate the lease with respect to the Sublet Space. In the event that Tenant exercises such right to withdraw its request to sublet the Sublet Space, then Landlord’s election to terminate this lease shall be of no force and effect.

(e) If Landlord elects or is deemed to have elected to allow the proposed sublease or assignment subject to final review, Tenant shall submit to Landlord at least ten (10) business days prior to the effective date of such sublease or assignment, a copy of the proposed sublease or assignment, which sublease or assignment must provide for the assumption of all of Tenant’s obligations under this lease, and such additional information concerning the business and reputation of the proposed sublessee or assignee and, in the case of a proposed assignment only, the credit worthiness of such proposed assignee, as shall be sufficient to allow Landlord to form a commercially reasonable judgment with respect thereto. Landlord agrees not to unreasonably withhold its approval of any proposed sublease or assignment and, in the event Landlord fails to approve or disapprove any such sublease or assignment within seven (7) business days after Landlord’s receipt of such submission from Tenant, such sublease or

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assignment shall be deemed to be approved. Further, if Landlord approves any proposed sublease or assignment, Landlord shall receive from Tenant as additional rent hereunder fifty percent (50%) of any rents or other sums received by Tenant pursuant to said sublease or assignment in excess of the rentals payable to Landlord by Tenant under this lease with respect to the Sublet Space (after deducting all of Tenant’s reasonable costs associated therewith, including reasonable brokerage fees and the reasonable cost of remodeling or otherwise improving the Premises for said sublessee or assignee), as such rents or other sums are received by Tenant from the approved sublessee or assignee. Landlord may require that any rent or other sums paid by an assignee or in the case of a sublease, be paid directly to Landlord following the occurrence of an event of a monetary default by Tenant hereunder which continues beyond any applicable notice and cure period. If Landlord approves in writing the proposed sublessee or assignee and the terms of the proposed sublease or assignment, but a fully executed counterpart of such sublease or assignment is not delivered to Landlord within sixty (60) calendar days after the date of Landlord’s written approval, then Landlord’s approval of the proposed sublease or assignment shall be deemed null and void and Tenant shall again comply with all the conditions of this Section 8.01 as if the Notice and options hereinabove referred to had not been given, received or exercised. If Landlord fails to approve the form of sublease or assignment or the sublessee or assignee, then Landlord shall, in writing and within such seven (7) business day period following receipt of the Notice, specify in reasonable detail the basis for Landlord’s failure to approve the form of sublease or assignment or the sublessee or assignee, and Tenant shall have the right to submit amended forms or other sublessees or assignees to Landlord to review for approval.

(f) Notwithstanding the giving by Landlord of its consent to any sublease or assignment with respect to the Premises, no sublessee or assignee (other than an Affiliate or Permitted Transferee) may exercise any expansion option, right of first refusal option, or renewal option under this lease except in accordance with a separate written agreement entered into directly between such sublessee or assignee and Landlord.

(g) Notwithstanding the giving by Landlord of its consent to any subletting, assignment or occupancy as provided hereunder or any language contained in such lease, sublease or assignment to the contrary, (i) unless this lease is expressly terminated by Landlord, Tenant shall not be relieved of any of Tenant’s obligations or covenants under this lease and Tenant shall remain fully liable hereunder, and (ii) no such sublease or assignment shall be effective if it shall violate any provision of the Employee Retirement Income Security Act of 1974 (ERISA). Further, any sublease or other agreement for the use, occupancy or utilization of the Premises shall not provide for any rental or other payment based in whole or in part on the income or profits derived by such subtenant or other party from the Premises other than upon an amount based on a fixed percentage or percentages of receipts or sales. Any such purported sublease or other agreement for occupancy of the Premises which violates this covenant shall be void and ineffective.

(h) If, with the consent of Landlord, the Premises or any part thereof is sublet or occupied by other than Tenant or this lease is assigned, Landlord may, after default by Tenant, collect rent from the subtenant, assignee or occupant, and apply the net amount collected to the Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental Adjustment, and

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any other sums herein reserved. No such subletting, assignment, occupancy, or collection shall be deemed (i) a waiver of any of Tenant’s covenants contained in this lease, (ii) a release of Tenant from further performance by Tenant of its covenants under this lease, or (iii) a waiver of any of Landlord’s other rights hereunder.

(i) Notwithstanding any provision to the contrary, Tenant may assign this lease or sublet, license or otherwise transfer an interest in all or part of the Premises without Landlord’s consent to one of the following entities in connection with one of the following transactions (“Permitted Transfers”): (i) to an Affiliate of Tenant; (ii) to any corporation or other entity resulting from a merger, acquisition, consolidation or reorganization of or with Tenant; or (iii) in connection with the sale of all or substantially all of the assets of Tenant in the metropolitan Atlanta, Georgia area, so long as Tenant provides evidence to Landlord in writing that such assignment or sublease complies with the criteria set forth in (i), (ii) or (iii) above and provided the following conditions are met: (1) if Tenant ceases to remain in existence as a separate legal entity immediately following the transfer, then in that event only, then either (x) the investment grade credit rating of the transferee shall be acceptable to Landlord in Landlord’s sole discretion or (y) the transferee shall have had an EBITDA (as calculated strictly in accordance with generally accepted accounting principles consistently applied) of at least One Hundred Million Dollars ($100,000,000.00) for each of the two (2) periods of trailing twelve (12) months for which the transferee has published financial statements, (2) if Tenant remains in existence as a separate legal entity immediately following the transfer, it shall not be released from liability under this lease, (3) the transferee shall assume in a writing delivered to Landlord all of Tenant’s obligations under the lease arising from and after the consummation of the transfer, provided in the case of a subletting, such assumption of Tenant’s obligations under this lease by such sublessee shall be limited to those obligations of Tenant with respect to the premises being subleased, (4) Tenant shall give written notice to Landlord of the proposed transfer at least fifteen (15) days in advance of the consummation thereof, and (5) Guarantor (defined below) reaffirms its obligations under the Guaranty (defined below) executed in connection with this lease with respect to such Permitted Transfer, to the extent such obligations have not expired or otherwise been fulfilled in accordance with the terms of the Guaranty. If Tenant remains in existence following such Permitted Transfer, no such assignment, sublease or other transfer shall release Tenant from any covenant, liability or obligation under this lease.

For the purposes of this lease “Affiliate” shall mean a person or entity directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the tenant in question. The term “control,” as used in the immediately preceding sentence, means, with respect to an entity that is a corporation, the right to the exercise, directly or indirectly, of more than fifty percent (50%) of the voting rights attributable to the shares of the controlled corporation and, with respect to an entity that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity. In determining whether a person or entity is an Affiliate of an individual, the aggregate voting rights or interests in other entities which are held by members of such individual’s immediate family members or by trusts for the benefit of such individual’s immediate family members shall be attributed to such individual. Tenant must provide Landlord written evidence in a form reasonably acceptable to Landlord of any “Affiliate” relationship between Tenant and a proposed transferee, which may include, if applicable, appropriate filings with the Securities and Exchange Commission which establishes such affiliation.

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For purposes of this lease “Permitted Transferee” shall mean a person or entity to whom Tenant assigns this lease or sublets, licenses or otherwise transfers an interest in all or part of the Premises (i) pursuant to a Permitted Transfer, or (ii) with the prior written consent of Landlord.

For purposes of this lease, the “Tenant Parties” shall mean one or more of Tenant, its Affiliates and Permitted Transferees.

(j) In the event Tenant requests that Landlord consider a sublease or assignment hereunder (other than to an Affiliate), Tenant shall pay to Landlord (i) Landlord’s reasonable attorneys’ fees incurred in connection with the consideration of such request and (ii) all other reasonable fees and costs incurred by Landlord in connection with the consideration of Tenant’s request for each transfer; provided, however, in no event shall the aggregate amount payable by Tenant with respect to such items (i) and (ii) exceed Two Thousand Five Hundred and 00/100 Dollars ($2,500.00).

Section 8.02 Assignment by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder, in the Project, the Land and all other property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the provisions of Sections 8.03 and 8.04 hereof) no further liability or obligation shall thereafter accrue against Landlord hereunder with respect to matters arising from and after the date of such transfer.

Section 8.03 Peaceful Enjoyment. Landlord covenants that Tenant shall and may peacefully have, hold and enjoy the Premises, subject to the other terms hereof, provided that Tenant pays the rental and other sums herein recited to be paid by Tenant and performs all of Tenant’s covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this lease shall be binding upon Landlord and its successors only with respect to breaches occurring during the ownership of the Landlord’s interest hereunder.

Section 8.04 Limitation of Landlord’s Personal Liability. TENANT SPECIFICALLY AGREES TO LOOK SOLELY TO LANDLORD’S INTEREST IN THE PROJECT AND THE RENT AND OTHER INCOME DERIVED THEREFROM FOR THE RECOVERY OF ANY MONETARY JUDGMENT AGAINST LANDLORD, IT BEING AGREED THAT LANDLORD (AND ITS MEMBERS, PARTNERS AND SHAREHOLDERS) SHALL NEVER BE PERSONALLY LIABLE FOR ANY SUCH JUDGMENT. THE PROVISION CONTAINED IN THE FOREGOING SENTENCE IS NOT INTENDED TO, AND SHALL NOT, LIMIT ANY RIGHT THAT TENANT MIGHT OTHERWISE HAVE TO OBTAIN INJUNCTIVE RELIEF AGAINST LANDLORD OR LANDLORD’S SUCCESSORS IN INTEREST OR ANY SUIT OR ACTION IN CONNECTION WITH ENFORCEMENT OR COLLECTION OF AMOUNTS WHICH MAY BECOME OWING OR PAYABLE UNDER OR ON ACCOUNT OF INSURANCE MAINTAINED BY LANDLORD.

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Section 8.05 Force Majeure. Landlord and Tenant (except with respect to the payment of Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental Adjustment, or any other monetary obligation under this lease, including any obligations arising pursuant to Exhibit D, Exhibit D-l and Exhibit D-2 hereto) shall be excused for the period of any delay and shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this lease when prevented from so doing by a cause or causes beyond the Landlord’s or Tenant’s (as the case may be) reasonable control, which shall include, without limitation, all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services, acts of God, or any other cause not within the reasonable control of Landlord or Tenant (as the case may be).

ARTICLE IX

Section 9.01 Notices. Any notice or other communications required or permitted to be given under this lease must be in writing and shall be effectively given or delivered if hand delivered to the addresses for Landlord and Tenant stated below or if sent by certified or registered United States Mail, return receipt requested, or by reputable overnight carrier to said addresses. Any notice mailed shall be deemed to have been given upon receipt or refusal thereof. Notice effected by hand delivery or overnight carrier shall be deemed to have been given at the time of actual delivery. Either party shall have the right to change its address to which notices shall thereafter be sent and the party to whose attention such notice shall be directed by giving the other party notice thereof in accordance with the provisions of this Section 9.01. Additionally, Tenant agrees to send copies of all notices required or permitted to be given to each lessor under any ground or land lease covering all or part of the Land and each holder of a mortgage or deed to secure debt encumbering the Project and/or the Land that notifies Tenant in writing of its interest and the address to which notices are to be sent.

If to TENANT:	Prior to Phase I Commencement Date:

AutoTrader.com, Inc.
5775 Peachtree Dunwoody Road, Building A
Atlanta, Georgia 30342
Attn: Vice President of Finance

Following Phase I Commencement Date:

AutoTrader.com, Inc.
3003 Summit Boulevard
Atlanta, Georgia 30319
Attn: Vice President of Finance

With a copy to:	Cox Enterprises, Inc.
6205 Peachtree Dunwoody Road
Atlanta, Georgia 30328
Attn: Director of Real Estate

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And a copy to:	Dow Lohnes PLLC
Six Concourse Parkway, Suite 1800
Atlanta, Georgia 30328
Attn: David L. Lester, Esq.

If to LANDLORD:	Perimeter Summit Parcel 3 Limited Partnership
c/o: Fifth Street Management Company, LLC
3003 Summit Boulevard, Suite 150
Atlanta, Georgia 30319
Attn: Property Manager

With a copy to:	Sheley & Hall, P.C.
303 Peachtree Street
Suite 4440
Atlanta, Georgia 30308
Attn: Raymond P. Sheley, Esq.

And a copy to:	Seven Oaks Company
Riverwood 100
3350 Riverwood Parkway
Suite 400
Atlanta, Georgia 30339
Attn: Randall F. Holmes

And a copy to:	Perimeter Summit Parcel 3 Limited Partnership
c/o GE Asset Management
3001 Summer St.
Stamford, Connecticut 06904
Attn: Pamela Beam, Asset Manager, Eastern Division

Section 9.02 Miscellaneous.

(a) This lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord, and shall be binding upon and inure to the benefit of Tenant, its successors, and, to the extent assignment may be approved (or deemed approved) by Landlord hereunder, Tenant’s assigns. Where appropriate the pronouns of any gender shall include the other gender, and either the singular or the plural shall include the other.

(b) All rights and remedies of Landlord and Tenant under this lease shall be cumulative and none shall exclude any other rights or remedies allowed by law. This lease is declared to be a Georgia contract, and all of the terms hereof shall be construed according to the laws of the State of Georgia.

(c) This lease may not be altered, changed or amended, except by an instrument in writing executed by all parties hereto. Further, the terms and provisions of this lease shall not be construed against or in favor of a party hereto merely because such party is the “Landlord” or the “Tenant” hereunder or such party or its counsel is the draftsman of this lease.

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(d) If Tenant is a corporation, partnership or other entity, Tenant warrants that all consents or approvals required of third parties (including but not limited to its Board of Directors or partners) for the execution, delivery and performance of this lease have been obtained and that Tenant has the right and authority to enter into and perform its covenants contained in this lease. Likewise, if Landlord is a corporation, partnership or other entity, Landlord warrants that all consent or approvals required of third parties (including but not limited to its Board of Directors or partners) for the execution, delivery and performance of this lease have been obtained and that Landlord has the right and authority to enter into and perform its covenants contained in this lease.

(e) Wherever in this lease there is imposed upon Landlord or Tenant (as the case may be) the obligation to use best or reasonable efforts or due diligence, such party shall be required to do so only to the extent the same is economically feasible and otherwise will not impose upon such party extreme financial or other burdens.

(f) If any term or provision of this lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this lease shall be valid and shall be enforceable to the extent permitted by law.

(g) Time is of the essence in this lease agreement.

(h) This lease agreement shall not convey any leasehold estate from Landlord to Tenant. Landlord and Tenant hereby agree that this lease creates only the interest of a usufruct in Tenant which may not be levied upon or assigned without Landlord’s permission.

(i) Landlord and Tenant warrant and represent to the other that it has not dealt with any real estate broker and/or salesman (other than Eric Ross and Brad Jancik of CB Richard Ellis, Inc., which represented Landlord, and John Shlesinger, Anne Lofye and Sam Holmes of CB Richard Ellis, Inc., which represented Tenant and all of whom Landlord agrees to compensate pursuant to separate written agreements) in connection with the negotiation or execution of this lease and no such broker or salesman (other than Eric Ross and Brad Jancik of CB Richard Ellis, Inc., which represented Landlord, and John Shlesinger, Anne Lofye and Sam Holmes of CB Richard Ellis, Inc., which represented Tenant) has been involved in connection with this lease, and each party agrees to defend, indemnify and hold harmless the other party from and against any and all costs, expenses, attorneys’ fees or liability for any compensation, commission and charges claimed by any real estate broker and/or salesman (other than the aforesaid brokers) due to acts of such party or such party’s representatives.

(j) If there is more than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several.

(k) Except as expressly set forth herein to the contrary, the obligation of Tenant to pay rent and other monetary obligations provided to be paid by Tenant under this lease

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and the obligation of Tenant to perform Tenant’s other covenants and duties under this lease constitute independent, unconditional obligations of Tenant to be performed at all times provided for under this lease, save and except only when an abatement thereof or reduction therein is expressly provided for in this lease and not otherwise, and Tenant acknowledges and agrees that, except as expressly set forth herein to the contrary, in no event shall such obligations, covenants and duties of Tenant under this lease be dependent upon the condition of the Premises or the Project, or the performance by Landlord of its obligations hereunder.

(1) Neither Landlord nor Tenant shall record this lease, but a short-form memorandum hereof may be recorded at the request of Landlord or Tenant. Upon the expiration or earlier termination of this lease, the parties agree to execute and deliver a termination of said short form memorandum of lease, and in the event Tenant fails to execute and deliver the same to Landlord within ten (10) days after written notice from Landlord, Tenant hereby designates Landlord as its attorney-in-fact solely for the purpose of execution of such termination agreement.

(m) Landlord and Tenant agree, on behalf of the other and the other’s employees, agents, contractors, consultants, partners, affiliates, assignees and subtenants, not to disclose the terms of this lease or the results of any audit of the other’s books and records under this lease to any third party except (i) legal counsel to the other, (ii) any assignee of Tenant’s interest in this lease, any subtenant of Tenant relative to the Premises (or any portion thereof) and/or any Tenant Parties, (iii) as required by applicable law or by subpoena or other similar legal process, or (iv) for financial reporting purposes.

(n) The Special Stipulations attached hereto as Exhibit H shall be deemed a part of this lease as if specifically set forth herein, and are hereby incorporated herein by this reference.

(o) The form of guaranty (the “Guaranty”) to be executed by Cox Enterprises, Inc., a Delaware corporation (“Guarantor”), is attached hereto as Exhibit L and incorporated herein by this reference. This lease shall be expressly conditioned upon Guarantor executing the Guaranty in the form attached.

(p) This lease shall not be valid and binding on Landlord and Tenant unless and until it has been completely executed by and delivered to both parties.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed and sealed this lease as of the date aforesaid.

TENANT AUTOTRADER.COM, INC., a Delaware corporation

By:	/s/ David Amundsen
Name:	David Amundsen
Title:	Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LANDLORD: PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership

By:	3003 Perimeter Summit Realty Corp., a Delaware corporation, general partner of Perimeter Summit Parcel 3 Limited Partnership

	By:	/s/ Pamela C. Beam
		Name:	Pamela C. Beam
		Title:	Vice President

EXHIBIT A

DESCRIPTION OF LAND

All that tract or parcel of land lying and being in Land Lot 329 of the 18th District, DeKalb County, Georgia, said tract or parcel being more particularly described as follows:

To find the Point of Beginning commence at a 1/2” iron pin set at the intersection of the Northwesterly right-of-way of Parkside Place (r/w varies) and the Southeasterly right-of-way line of Lake Hearn Drive (r/w varies) according to final of Lake Hearn Drive Widening, as recorded in Plat Book 101 Page 88 and 89, DeKalb County Records.

THENCE the following courses and distances along the Southeasterly right-of-way line of Lake Hearn Drive. South 66 degrees 41 minutes 26 seconds West for a distance of 218.33 feet to a 1/2” iron pin set, (Lake Hearn Drive 100 ft. r/w at this point).

THENCE along a curve to the left having a radius of 600.35 feet and an arc length of 24.52 feet, being subtended by a chord of South 49 degrees 16 minutes 40 seconds West for a distance of 24.52 feet to a 1/2” iron pin set.

THENCE South 48 degrees 06 minutes 28 seconds West for a distance of 760.32 feet to a 1/2” iron pin set.

THENCE along a curve to the left having a radius a 2096.71 feet and an arc length of 25.09 feet, being subtended by a chord of South 47 degrees 49 minutes 22 seconds West for a distance of 25.09 feet to a 1/2” iron pin set, said iron pin set being the Point of Beginning.

THENCE South 45 degrees 06 minutes 24 seconds East for a distance of 430.25 feet leaving the Southeasterly right-of-way line of Lake Hearn Drive to a 1/2” iron pin set on the Northwesterly line of Perimeter Summit Boulevard (private road).

THENCE South 44 degrees 53 minutes 36 seconds West for a distance of 305.00 feet along the Northwesterly line of Perimeter Summit Boulevard to a 1/2” iron pin set.

THENCE North 45 degrees 06 minutes 24 seconds West for a distance of 421.55 feet leaving the Northwesterly line of Perimeter Summit Boulevard to a 1/2” iron pin set on the Southeasterly right-of-way line of Lake Hearn Drive (100 ft. r/w at this point).

THENCE the following courses and distance along the southeasterly right-of-way of Lake Hearn Drive. North 39 degrees 34 minutes 30 seconds East for a distance of 18.22 feet to a 1/2” iron pin set.

THENCE along a curve to the right having a radius of 2096.71 feet and an arc length of 287.17 feet, being subtended by a chord of North 43 degrees 29 minutes 38 seconds East for a distance of 286.94 feet to a 1/2” iron pin set, said 1/2” iron pin set being the Point of Beginning.

Said tract or parcel contains 3.008 acres or 131,019 square feet.

A-1

EXHIBIT A-1

LEGAL DESCRIPTION OF PERIMETER SUMMIT

PERIMETER SUMMIT—ENTIRE TRACT 83.108 ACRES

ALL THAT TRACT OR PARCEL of land lying and being in Land Lots 329 & 330, 18th District, DeKalb County, Georgia, as shown on that survey of Perimeter Summit by Watts & Browning Engineers, Inc., G.M. Gillespie, Georgia Registered Land Surveyor No. 2121, dated March 31, 1993, recorded at Plat Book 95, Pages 103 and 104, DeKalb County, Georgia Superior Court Records, said plat being incorporated herein by reference, and being more completely described as follows:

To find the TRUE POINT OF BEGINNING, begin at an iron pin placed at the intersection of the southwestern right-of-way of Ashford-Dunwoody Road (100 foot right-of-way) and the southern right-of-way of Lake Hearn Drive (where the southern right-of-way of Lake Hearn Drive flares into Ashford-Dunwoody Road); thence north 79 degrees 45 minutes 23 seconds west 17.67 feet along the southern right-of-way of said flare to a point; thence in a westerly and northwesterly direction along the southern right-of-way of Lake Hearn Drive (50 foot right-of-way at this point) along an arc of a curve to the right an arc distance of 146.15 feet (said arc being subtended by a chord having a bearing of north 83 degrees 40 minutes 50 seconds west, a length of 137.97 feet and a radius of 125.000 feet) to a point; thence north 50 degrees 11 minutes 08 seconds west along the southwestern right-of-way of Lake Hearn Drive 128.23 feet to an iron pin placed; thence in a northwesterly direction along the southwestern right-of-way of Lake Hearn Drive along an arc of a curve to the left an arc distance of 189.80 feet (said arc being subtended by a chord having a bearing of north 60 degrees 06 minutes 31 seconds west, a length of 188.85 feet and a radius of 547.958 feet) to an iron pin placed; thence north 70 degrees 00 minutes 12 seconds west along the southwestern right-of-way of Lake Hearn Drive 134.06 feet to a concrete monument found; thence north 74 degrees 16 minutes 41 seconds west along the southwestern right-of-way of Lake Hearn Drive 66.67 feet to a concrete monument found; thence south 82 degrees 09 minutes 58 seconds west along the southern right-of-way of Lake Hearn Drive 39.93 feet to a point and the TRUE POINT OF BEGINNING; from said TRUE POINT OF BEGINNING and leaving said right-of-way, thence south 07 degrees 31 minutes 52 seconds east along property now or formerly owned by Hartford Real Estate Company 1270.40 feet to a point; thence south 58 degrees 26 minutes 14 seconds east along the northeastern right-of-way of a proposed connector road where said connector road flares into proposed Spring Mill Parkway 64.24 feet to a point on the northern right-of-way of said proposed Spring Mill Parkway; thence in an easterly direction along the northern right-of-way of the proposed said Spring Mill Parkway along an arc of a curve to the right an arc distance of 177.92 feet (said arc being subtended by a chord having a bearing of north 84 degrees 30 minutes 53 seconds east, a length of 176.87 feet and a radius of 470.05 feet) to a point; thence south 84 degrees 38 minutes 28 seconds east along the northern right-of-way of said proposed Spring Mill Parkway 229.37 feet to a point; thence in an easterly and northeasterly direction along the northwestern right-of-way of said proposed Spring Mill Parkway along an arc of a curve to the left an arc distance of 250.79 feet (said arc being subtended by a chord having a bearing of north

A-1-1

75 degrees 56 minutes 34 seconds east, a length of 246.02 feet and a radius of 370.04 feet) to a point; thence north 56 degrees 31 minutes 36 seconds east along the northwestern right-of-way of said proposed Spring Mill Parkway 286.69 feet to a point located on the southwestern right-of-way of Ashford-Dunwoody Road (100 foot right-of-way at this point); thence south 29 degrees 02 minutes 22 seconds east along said southwestern right-of-way of Ashford-Dunwoody Road 63.63 feet to an iron pin placed; thence north 00 degrees 36 minutes 38 seconds east along the western right-of-way of Ashford-Dunwoody Road 40.43 feet to a point; thence south 29 degrees 02 minutes 22 seconds east along the southwestern right-of-way of Ashford-Dunwoody Road 81.96 feet to a point; leaving said right-of-way, thence south 56 degrees 31 minutes 36 seconds west 48.95 feet to a point; thence south 00 degrees 36 minutes 38 seconds west 325.83 feet to an iron pin found; thence north 89 degrees 38 minutes 45 seconds west a distance of 759.48 feet to an iron pin found on the eastern land lot line of Land Lot 329, the same being the western land lot line of Land Lot 330; thence south 08 degrees 32 minutes 00 seconds east along said land lot line 684.26 feet to an iron pin found at the southeastern corner of Land Lot 329, the same being the common corner of Land Lots 329, 328, 330 & 327; thence north 87 degrees 41 minutes 35 seconds west along the southern land lot line of Land Lot 329, the same being the northern land lot line of Land Lot 328, 1008.96 feet to an iron pin found; thence south 89 degrees 34 minutes 15 seconds west along said land lot line 936.00 feet, more or less, to a point located at the intersection of said land lot line and the centerline of a creek (the centerline of said creek being the property line), said point being hereinafter referred to as Point “A”; thence in a generally northwesterly direction along the centerline of said creek, and following the meanderings thereof, a distance of 1206.73 feet, more or less, to a point located at the intersection of the centerline of said creek and the southern right-of-way of Lake Hearn Drive (sixty foot right-of-way), said point being hereinafter referred to as Point “B” (Point “B” can also be located by commencing at Point “A” and running the following thirteen courses and distances: north 43 degrees 59 minutes 40 seconds west 77.52 feet to a point; north 68 degrees 20 minutes 16 seconds west 19.14 feet to a point; north 82 degrees 00 minutes 32 seconds west 27.01 feet to a point; north 76 degrees 53 minutes 15 seconds west 142.58 feet to a point; north 85 degrees 48 minutes 59 seconds west 35.30 feet to a point; north 59 degrees 58 minutes 33 seconds west 335.22 feet to a point; north 41 degrees 05 minutes 18 seconds west 145.73 feet to a point; north 74 degrees 09 minutes 17 seconds west 153.74 feet to a point; north 52 degrees 17 minutes 31 seconds west 124.23 feet to a point; north 38 degrees 13 minutes 01 seconds west 61.32 feet to a point; north 06 degrees 42 minutes 25 seconds west 36.94 feet to a point; north 06 degrees 20 minutes 21 seconds east 30.65 feet to a point; and north 06 degrees 20 minutes 21 seconds east 17.35 feet to Point “B”); thence north 87 degrees 58 minutes 04 seconds east along the southern right-of-way of Lake Hearn Drive 17.20 feet, more or less, to an iron pin found; continuing thence north 87 degrees 58 minutes 04 seconds east, along the southern right-of-way of said Lake Hearn Drive 419.92 feet to an iron pin placed; thence in a northeasterly direction along the southeastern right-of-way of said Lake Hearn Drive along an arc of a curve to the left an arc distance of 200.09 feet (said arc being subtended by a chord having a bearing of north 70 degrees 19 minutes 37 seconds east, a length of 196.95 feet and a radius of 324.938 feet) to an iron pin placed; thence north 52 degrees 41 minutes 09 seconds east along the southeastern right-of-way of said Lake Hearn Drive 285.36 feet to an iron pin placed; thence in a northeasterly direction along the southeastern right-of-way of said Lake Hearn Drive along an arc of a curve to the left an arc distance of 152.53 feet (said arc being subtended by a chord having a bearing of north 46 degrees 07 minutes 50 seconds east, a length of 152.20 feet and a

A-1-2

radius of 666.595 feet) to an iron pin placed; thence north 39 degrees 34 minutes 30 seconds east along the southeastern right-of-way of said Lake Hearn Drive 371.42 feet to an iron pin placed; thence in a northeasterly direction along the southeastern right-of-way of said Lake Hearn Drive along an arc of a curve to the right an arc distance of 289.04 feet (said arc being subtended by a chord having a bearing of north 43 degrees 29 minutes 13 seconds east, a length of 288.81 feet and a radius of 2116.716 feet) to a point; thence in a northeasterly direction along the southeastern right-of-way of said Lake Hearn Drive along an arc of a curve to the right an arc distance of 26.19 feet (said arc being subtended by a chord having a bearing of north 47 degrees 45 minutes 12 seconds east, a length of 26.19 feet and a radius of 2116.716 feet) to an iron pin placed; thence north 48 degrees 06 minutes 28 seconds east along the southeastern right-of-way of said Lake Hearn Drive 274.27 feet to a point; continuing thence north 48 degrees 06 minutes 26 seconds east along the southeastern right-of-way of said Lake Hearn Drive 401.66 feet to an iron pin found; thence north 48 degrees 07 minutes 51 seconds east along the southeastern right-of-way of said Lake Hearn Drive 47.99 feet to a nail found; thence north 66 degrees 41 minutes 26 seconds east along the southeastern right-of-way of Lake Hearn Drive (variable right-of-way) 399.83 feet to a concrete monument found; thence north 82 degrees 09 minutes 58 seconds east along the southern right-of-way of said Lake Hearn Drive 94.40 feet to the TRUE POINT OF BEGINNING, containing 83.108 acres, more or less.

A-1-3

EXHIBIT B

FLOOR PLANS OF PREMISES

Office Premises
Office Premises
Office Premises
NO.1
NO.2
NO.3
NO.4
NO.5
NO.6
NO.7
NO.8
North

As-Builts

Floor: 1

12 August 2008

30
Dekalb County, Georgia

North

As-Builts

Floor: 2

3003 Summit Blvd
Dekalb County, Georgia

12 August 2008

Hendrick

North

As-Builts

Floor: 3

3003 SUMMIT BLVD
Dekalb County, Georgia

12 August 2008

Hendrick

North

As-Builts

Floor: 4

3003 SUMMIT BLVD

Dekalb County, Georgia

12 August 2008

Hendrick

North

As-Builts

Floor: 5

3003 SUMMIT BLVD
Dekalb County, Georgia

12 August 2008

Hendrick

North

As-Builts

Floor: 6

3003 SUMMIT BLVD
Dekalb County, Georgia

12 August 2008

Hendrick

North

As-Builts

Floor: 7

3003 SUMMIT BLVD
Dekalb County, Georgia

12 August 2008

Hendrick

North

As-Builts

Floor: 8

3003 SUMMIT BLVD
Dekalb County, Georgia

12 August 2008

Hendrick

North

As-Builts

Floor: 9

12 August 2008

3003 SUMMIT BLVD
Dekalb County, Georgia

Hendrick

North

As-Builts

Floor: 10

3003 Summit Blvd
Dekalb County, Georgia

12 August 2008

North

As-Builts

Floor: 11

3003 SUMMIT BLVD
Dekalb County, Georgia

12 August 2008

Hendrick

North

As-Builts

Floor: 12

3003 SUMMIT BLVD
Dekalb County, Georgia

12 August 2008

Hendrick

North

As-Builts

Floor: 14

3003 Summit Blvd
Dekalb County, Georgia

12 August 2008

Hendrick

North

As-Builts

Floor: 15

3003 Summit Blvd
Dekalb County, Georgia

12 August 2008

Hendrick

North

As-Builts

Floor: 16

3003 SUMMIT BLVD
Dekalb County, Georgia

12 August 2008

Hendrick

North

As-Builts

Floor: 18

3003 SUMMIT BLVD
Dekalb County, Georgia

12 August 2008

Hendrick

EXHIBIT B-1

FLOOR PLANS OF CAFÉ PREMISES AND RETAIL PREMISES

Retail
Premises
600 rsf
NO.1
NO.2
NO.3
NO.4
NO.5
NO.6
NO.7
NO.8
NO.9
Cafe Premises
2,921 rsf
North

As-Builts

Floor: 1

3003 SUMMIT BLVD
Dekalb County, Georgia

12 August 2008

Hendrick

B-1-1

EXHIBIT B-2

FLOOR PLANS OF GARAGE STORAGE SPACE

STAIR P1
STAIR P2
LOADING DOCK BELOW
STANDBY GENERATORS BELOW
SWITCH GEAR BELOW
FUEL TANK YARD BELOW
SERVICE ELEVATOR VESTIBULE
P305
ONLY CHAIN LINK WALL CAN BE REMOVED
EMERGENCY SWITCH GEAR BELOW
FIRE PUMP BELOW
DOMESTIC PUMP RM BELOW
ELEV. LOBBY
BOTH SPACES HAVE LOW CEILING
WATER PUMP BELOW
P302
TENANT
8,140 sf

P3 Level

3003 SUMMIT BLVD
Dekalb County, Georgia

B-2-1

B-2-2

B-2-3

B-2-4

EXHIBIT B-3

LOCATION OF “SMOKING AREA(S)”

B-3-1

EXHIBIT B-4

LOCATIONS OF RESERVED PARKING SPACES AND

SPECIAL PARKING AREAS

B-4-1

EXHIBIT C

WORK LETTER

I. As-Is Condition:

Landlord shall deliver and Tenant shall accept the Phase I Premises in its “as-is” condition as of the Phase I Turnover Date, vacuumed and free of debris. Landlord shall deliver and Tenant shall accept the Phase II Premises in its “as-is” condition as of the Phase II Turnover Date, vacuumed and free of debris. Landlord shall deliver and Tenant shall accept the Phase III Premises in its “as-is” condition as of the Phase III Turnover Date, vacuumed and free of debris. Notwithstanding the foregoing, on or prior to Landlord’s delivery of possession of the Premises to Tenant, Landlord will replace all blinds in the Premises that are materially damaged in Landlord’s reasonable opinion on the applicable floor(s) in the Premises, at Landlord’s expense.

II. Tenant Improvement Allowances:

Landlord agrees to provide to Tenant the allowances as more particularly set forth on Exhibit C-1, Exhibit C-2 and Exhibit C-3 attached hereto (collectively, the “Tenant Improvement Allowances”).

III. Provisions Regarding Construction:

Exhibit D, Exhibit D-l and Exhibit D-2 of this lease shall govern the construction of the Phase I Leasehold Improvements, the Phase II Leasehold Improvements and the Phase III Leasehold Improvements, respectively. No later than thirty (30) days following the Effective Date of this lease, Landlord, at Landlord’s sole cost and expense, shall provide Tenant with a complete set (both hard copy and by computer disk) of base building and electrical drawings for Tenant to complete construction drawings of the Premises.

IV. Usable Area:

“Usable Area” shall mean the gross usable area of the Premises as measured in accordance with BOMA Standards.

V. Building Standard:

For purposes of this lease, “Building Standard” shall mean the quantity and quality of materials, finishes, and workmanship from time to time specified as such by Landlord for the Building and uniformly applied generally to leased premises throughout the Perimeter Summit Office Park.

C-1

EXHIBIT C-1

PHASE I TENANT IMPROVEMENT ALLOWANCE

Landlord agrees to provide to Tenant an allowance with respect to the Phase I Premises equal to $45.00 per square foot of net rentable area based on the number of square feet in the Phase I Premises (the “Phase I Tenant Improvement Allowance”). The Phase I Tenant Improvement Allowance may be applied by Tenant to the cost of (a) (i) all space planning, (ii) Phase I Tenant Construction Documents (as defined in Exhibit D), (iii) contractor costs, (iv) construction management fees for Tenant’s selected construction manager, and (v) Tenant Work (collectively, the “Phase I Construction Costs”), (b) telecommunications/data costs, (c) furniture expenses and (d) relocation and moving expenses ((b), (c) and (d) being known as the “Phase I Soft Costs”). Any unused portion of the Phase I Tenant Improvement Allowance up to $15.00 per square foot of net rentable area of the Phase I Premises (the “Phase I Soft Costs Improvement Cap”) may be (i) applied as a credit to the first installment(s) of Base Rental coming due for the Phase I Premises under this lease or (ii) at Tenant’s sole discretion, for any purposes related to Tenant’s occupancy of the Premises. If Tenant has not fully utilized the Phase I Tenant Improvement Allowance as set forth herein within twelve (12) months after the Phase I Rent Commencement Date, any remaining balance of the Phase I Tenant Improvement Allowance (up to the Phase I Soft Costs Improvement Cap and after deducting any portion of the Phase I Tenant Improvement Allowance utilized for the Phase I Soft Costs) will be credited to the next Base Rental due hereunder, and any additional amounts not otherwise applied as hereinabove described shall be added to the Phase II Tenant Improvement Allowance.

Tenant shall manage the construction of the Premises and there shall be no construction management fee paid to Landlord.

Prior to commencement of construction of Tenant’s improvements to the Phase I Premises, Tenant shall furnish Landlord with an estimate of Tenant’s total Phase I Construction Costs. Landlord shall pay Tenant the Phase I Tenant Improvement Allowance based on submission of an invoice by Tenant to Landlord no later than the 15th day of each month. Each invoice shall list Phase I Construction Costs which Tenant has previously paid along with copies of each paid invoice, copies of each check given in payment of such invoices, and lien waivers from each entity (interim lien waivers are permitted for interim draws and final lien waivers are required for final draw) and Landlord shall pay ninety percent (90%) of each invoice. Landlord will pay Tenant ninety percent (90%) of each received invoice by the 20th day of the following month for each Tenant invoice submitted until Landlord shall have paid to Tenant ninety percent (90%) of the full amount of the Phase I Tenant Improvement Allowance. The final ten percent (10%) of the Phase I Tenant Improvement Allowance shall be paid upon the last to occur of the following: (a) substantial completion of the improvements to the Phase I Premises as contemplated by the Phase I Construction Documents and issuance of a temporary or permanent Certificate of Occupancy with respect thereto, or (b) submission of paid invoices and final lien waivers evidencing payment in full by Tenant of all Phase I Construction Costs. Tenant shall be responsible for payment of all Phase I Construction Costs exceeding the Phase I Tenant Improvement Allowance. Alternatively to payment of the Phase I Tenant Improvement Allowance to Tenant as aforesaid, upon Tenant’s written request and express direction, Landlord shall pay such invoiced amounts directly to the appropriate vendors (up to but not in excess of five (5) such vendors per month).

C-1-1

In the event that Landlord shall fail to remit to Tenant (or Tenant’s vendors, as directed by Tenant pursuant to the terms of this Exhibit C-1) the Phase I Tenant Improvement Allowance as hereinabove described, and in the further event that such failure shall continue for fifteen (15) days following Tenant’s delivery of written notice to Landlord (in addition to Tenant’s delivery of invoices and other documentation as required above), then, in addition to, and without limitation of, any other rights and remedies that Tenant may have under this lease, Tenant shall have the right to offset the cost of any Phase I Construction Costs and other permissible expenses incurred by Tenant pursuant to the terms of this Exhibit C-1 against its next due installments of Base Rental for the Phase I Premises until Tenant shall have been fully reimbursed therefor.

C-1-2

EXHIBIT C-2

PHASE II TENANT IMPROVEMENT ALLOWANCE

Landlord agrees to provide to Tenant an allowance with respect to the Phase II Premises equal to $45.00 per square foot of net rentable area based on the number of square feet in the Phase II Premises (the “Phase II Tenant Improvement Allowance”). The Phase II Tenant Improvement Allowance may be applied by Tenant to the cost of (a) (i) all space planning, (ii) Phase II Tenant Construction Documents (as defined in Exhibit D-l), (iii) contractor costs, (iv) construction management fees for Tenant’s selected construction manager, (v) Tenant Work, and (vi) Phase I Construction Costs (collectively, the “Phase II Construction Costs”), (b) telecommunications/data costs, (c) furniture expenses and (d) relocation and moving expenses ((b), (c) and (d) being known as the “Phase II Soft Costs”). Any unused portion of the Phase II Tenant Improvement Allowance up to $15.00 per square foot of net rentable area of the Phase II Premises (the “Phase II Soft Costs Improvement Cap”) may be (i) applied as a credit to the first installment(s) of Base Rental coming due for the Phase II Premises under this lease or (ii) at Tenant’s sole discretion, for any purposes related to Tenant’s occupancy of the Premises. If Tenant has not fully utilized the Phase II Tenant Improvement Allowance as set forth herein within twelve (12) months after the Phase II Rent Commencement Date, any remaining balance of the Phase II Tenant Improvement Allowance (up to the Phase II Soft Costs Improvement Cap and after deducting any portion of the Phase II Tenant Improvement Allowance utilized for the Phase II Soft Costs) will be credited to the next Base Rental due hereunder, and any additional amounts not otherwise applied as hereinabove described shall be added to the Phase III Tenant Improvement Allowance.

Tenant shall manage the construction of the Premises and there shall be no construction management fee paid to Landlord.

Prior to commencement of construction of Tenant’s improvements to the Phase II Premises, Tenant shall furnish Landlord with an estimate of Tenant’s total Phase II Construction Costs. Landlord shall pay Tenant the Phase II Tenant Improvement Allowance based on submission of an invoice by Tenant to Landlord no later than the 15th day of each month. Each invoice shall list Phase II Construction Costs which Tenant has previously paid along with copies of each paid invoice, copies of each check given in payment of such invoices, and lien waivers from each entity (interim lien waivers are permitted for interim draws and final lien waivers are required for final draw) and Landlord shall pay ninety percent (90%) of each such invoice. Landlord will pay Tenant ninety percent (90%) of each received invoice by the 20th day of the following month for each Tenant invoice submitted until Landlord shall have paid to Tenant ninety percent (90%) of the full amount of the Phase II Tenant Improvement Allowance. The final ten percent (10%) of the Phase II Tenant Improvement Allowance shall be paid upon the last to occur of the following: (a) substantial completion of the improvements to the Phase II Premises as contemplated by the Phase II Construction Documents and issuance of a temporary or permanent Certificate of Occupancy with respect thereto, or (b) submission of paid invoices and final lien waivers evidencing payment in full by Tenant of all Phase II Construction Costs. Tenant shall be responsible for payment of all Phase II Construction Costs exceeding the Phase II Tenant Improvement Allowance. Alternatively to payment of the Phase II Tenant

C-2-1

Improvement Allowance to Tenant as aforesaid, upon Tenant’s written request and express direction, Landlord shall pay such invoiced amounts directly to the appropriate vendors (up to but not in excess of five (5) such vendors per month).

In the event that Landlord shall fail to remit to Tenant (or Tenant’s vendors, as directed by Tenant pursuant to the terms of this Exhibit C-2) the Phase II Tenant Improvement Allowance as hereinabove described, and in the further event that such failure shall continue for fifteen (15) days following Tenant’s delivery of written notice to Landlord (in addition to Tenant’s delivery of invoices and other documentation as required above), then, in addition to, and without limitation of, any other rights and remedies that Tenant may have under this lease, Tenant shall have the right to offset the cost of any Phase II Construction Costs and other permissible expenses incurred by Tenant pursuant to the terms of this Exhibit C-2 against its next due installments of Base Rental for the Phase II Premises until Tenant shall have been fully reimbursed therefor.

C-2-2

EXHIBIT C-3

PHASE III TENANT IMPROVEMENT ALLOWANCE

Landlord agrees to provide to Tenant an allowance with respect to the Phase III Premises (the “Phase III Tenant Improvement Allowance”) equal to the sum of the following: $45.00 per square foot of net rentable area based on the number of square feet in the Phase III Premises times a fraction, the numerator of which is the number of full calendar months remaining in the Term after the Phase III Commencement Date and the denominator of which is 180 (the “Phase III Proration”). The Phase III Tenant Improvement Allowance may be applied by Tenant to the cost of (a) (i) all space planning, (ii) Phase III Tenant Construction Documents (as defined in Exhibit D-2), (iii) contractor costs, (iv) construction management fees for Tenant’s selected construction manager, (v) Tenant Work, (vi) Phase I Construction Costs, and (vii) Phase II Construction Costs (collectively, the “Phase III Construction Costs”), (b) telecommunications/ data costs, (c) furniture expenses and (d) relocation and moving expenses ((b), (c) and (d) being known as the “Phase III Soft Costs”). Any unused portion of the Phase III Tenant Improvement Allowance up to $15.00 per square foot of net rentable area of the Phase III Premises (the “Phase III Soft Costs Improvement Cap”) may be (i) applied as a credit to the first installment(s) of Base Rental coming due for the Phase III Premises under this lease or (ii) at Tenant’s sole discretion, for any purposes related to Tenant’s occupancy of the Premises. If Tenant has not fully utilized the Phase III Tenant Improvement Allowance as set forth herein within twelve (12) months after the Phase III Rent Commencement Date, any remaining balance of the Phase III Tenant Improvement Allowance (up to the Phase III Soft Costs Improvement Cap and after deducting any portion of the Phase III Tenant Improvement Allowance utilized for the Phase III Soft Costs) will be credited to the next Base Rental due hereunder.

Tenant shall manage the construction of the Premises and there shall be no construction management fee paid to Landlord.

Prior to commencement of construction of Tenant’s improvements to the Phase III Premises, Tenant shall furnish Landlord with an estimate of Tenant’s total Phase III Construction Costs. Landlord shall pay Tenant the Phase III Tenant Improvement Allowance based on submission of an invoice by Tenant to Landlord no later than the 15th day of each month. Each invoice shall list Phase III Construction Costs which Tenant has previously paid along with copies of each paid invoice, copies of each check given in payment of such invoices, and lien waivers from each entity (interim lien waivers are permitted for interim draws and final lien waivers are required for final draw) and Landlord shall pay ninety percent (90%) of each such invoice. Landlord will pay Tenant ninety percent (90%) of each received invoice by the 20th day of the following month for each Tenant invoice submitted until Landlord shall have paid to Tenant ninety percent (90%) of the full amount of the Phase II Tenant Improvement Allowance. The final ten percent (10%) of the Phase III Tenant Improvement Allowance shall be paid upon the last to occur of the following: (a) substantial completion of the improvements to the Phase III Premises as contemplated by the Phase III Construction Documents and issuance of a temporary or permanent Certificate of Occupancy with respect thereto, or (b) submission of paid invoices and final lien waivers evidencing payment in full by Tenant of all Phase III Construction Costs. Tenant shall be responsible for payment of all Phase III Construction Costs exceeding the Phase

C-3-1

III Tenant Improvement Allowance. Alternatively to payment of the Phase III Tenant Improvement Allowance to Tenant as aforesaid, upon Tenant’s written request and express direction, Landlord shall pay such invoiced amounts directly to the appropriate vendors (up to but not in excess of five (5) such vendors per month).

In the event that Landlord shall fail to remit to Tenant (or Tenant’s vendors, as directed by Tenant pursuant to the terms of this Exhibit C-3) the Phase III Tenant Improvement Allowance as hereinabove described, and in the further event that such failure shall continue for fifteen (15) days following Tenant’s delivery of written notice to Landlord (in addition to Tenant’s delivery of invoices and other documentation as required above), then, in addition to, and without limitation of, any other rights and remedies that Tenant may have under this lease, Tenant shall have the right to offset the cost of any Phase III Construction Costs and other permissible expenses incurred by Tenant pursuant to the terms of this Exhibit C-3 against its next due installments of Base Rental for the Phase III Premises until Tenant shall have been fully reimbursed therefor.

C-3-2

EXHIBIT D

CONSTRUCTION OF PHASE I LEASEHOLD IMPROVEMENTS

I.	SCHEDULE OF CRITICAL DATES

The following is a schedule of certain critical dates relating to Landlord’s and Tenant’s respective obligations with respect to construction of the leasehold improvements for the Phase I Premises (the “Phase I Leasehold Improvements”). These dates, the specific references (e.g. the “Phase I Construction Documents Delivery Date”) and the respective obligations of Landlord and Tenant are more fully described in Section II below.

Reference	Responsible Party	Due Date

“Phase I Tenant Program/ Space Plan Delivery Date”	Tenant	Open—Tenant to determine

“Phase I Tenant Space Plan Final Review Date”	Landlord	Within 15 days after delivery of Phase I Space Plan

“Phase I Tenant Construction Documents Delivery Date”	Tenant	Open—Tenant to determine

“Phase I Tenant Construction Documents Review Date”	Landlord	Within 21 days after Tenant submits Phase I Tenant Construction Documents

“Phase I Tenant Construction Documents Revision Date”	Tenant	Open—Tenant to determine

“Phase I Commencement Date”	Tenant	March 1, 2011 (subject to adjustment as set forth in the lease)

II.	LANDLORD AND TENANT PRE-CONSTRUCTION OBLIGATIONS

1.	Tenant shall employ Perkins & Will and Hughes, Litton & Goodwin, as Tenant’s architects, and CB Richard Ellis as its project manager, and Landlord hereby approves Tenant’s use of such architects and project manager.

2.	Tenant will deliver to Landlord no later than the Phase I Tenant Program/Space Plan Delivery Date the information described in Section IV below regarding Tenant’s desired leasehold improvements (such information being hereinafter called the “Phase I Tenant Program”), and Tenant will cause its architect to submit for Landlord’s review a space plan based on the Phase I Tenant Program (the “Phase I Space Plan”), which Phase I Space Plan, after approval by Landlord, will be used to prepare the Phase I Tenant Construction Documents (defined below).

3.	On or before the Phase I Tenant Space Plan Final Review Date, Landlord will advise Tenant of any required changes to the Phase I Tenant Space Plan. If Landlord requests revisions to the Phase I Tenant Space Plan, then Tenant will cause its architect to incorporate such changes in the Phase I Tenant Construction Documents.

4.	Tenant will cause its architect to prepare and deliver to Landlord no later than the Phase I Tenant Construction Documents Delivery Date a complete set of coordinated architectural, structural, mechanical, electrical and plumbing engineering construction drawings and specifications sufficient to obtain a building permit and competitive bids, including the information described in Section IV below (“Phase I Tenant Construction Documents”). All work in the Phase I Tenant Construction Documents shall be known as “Phase I Tenant Work.” Additionally, as part of the Phase I Tenant Work, Tenant, at its option, shall have the right to install cardkey readers on all entrances to the Phase I Premises, Building, and elevators on the applicable floors.

5.	On or before the Phase I Tenant Construction Documents Review Date, Landlord will review the Phase I Tenant Construction Documents and shall notify Tenant of its approval of the Phase I Tenant Construction Documents or of any changes to the Phase I Tenant Construction Documents required by Landlord.

6.	Upon receipt of Landlord’s comments to the Phase I Tenant Construction Documents, Tenant will cause its architect to revise the Phase I Tenant Construction Documents to incorporate Landlord’s comments and shall resubmit the Phase I Tenant Construction Documents to Landlord on or before the Phase I Tenant Construction Documents Revision Date.

7.	Tenant and all its contractors associated with Phase I Tenant Work shall comply with the requirements of Landlord’s construction rules and regulations and Landlord’s base Building design standards.

III.	CERTAIN PROVISIONS RELATING TO CONSTRUCTION

1.	Tenant shall employ, as Tenant’s architects, Perkins & Will and Hughes, Litton & Goodwin, or, subject to the prior written approval of Landlord (not to be unreasonably withheld, conditioned or delayed) such other architect selected by Tenant, and, as its engineer, BarrettWoodyard or, subject to the prior written approval of Landlord (not to be unreasonably withheld, conditioned or delayed), such other engineer selected by Tenant, and, as its project manager, CB Richard Ellis, for the preparation of the Phase I Tenant Construction Documents and other work on the Phase I Premises, and Landlord hereby approves Tenant’s use of Perkins & Will and Hughes, Litton & Goodwin, BarrettWoodyard, and CB Richard Ellis. Landlord hereby also approves Hendrick as an architect and HESMA as the mechanical, electrical and plumbing engineer. In the event Tenant elects to not use Hendrick and/or HESMA (or such other consultant as reasonably selected by Landlord), Tenant shall reimburse Landlord’s reasonable, out-of-pocket costs for Hendrick and HESMA to review said Phase I Tenant Construction Documents.

2.	At least fifteen (15) days prior to construction commencement, Tenant shall select, and enter into a direct construction contract with, the contractor to be used by Tenant from the following list of Landlord approved contractors (the “Outside Contractor”), or, subject to the prior written approval of Landlord (not to be unreasonably withheld, conditioned or delayed), such other contractor selected by Tenant, which shall complete all of the Phase I Tenant Work:

Turner Construction Company	The Beck Group
Brasfield & Gorrie	Holder Construction
Hitt Construction

3.	It shall be Tenant’s responsibility to ensure that the Outside Contractor shall (i) conduct its work in such a manner so as not to unreasonably interfere with any other construction occurring on or in the Building or the Phase I Premises; (ii) comply with the rules and regulations relating to the construction activities in or on the Building and Landlord’s base Building general contractor (the “General Contractor”), and such other reasonable rules and regulations, as may be promulgated from time to time by Landlord and Landlord’s General Contractor; (iii) maintain such insurance in force and effect as may be reasonably requested by Landlord or as required by applicable law (but in any event said insurance shall be in amounts at least equal to those required of the General Contractor); and (iv) be responsible for reaching agreement with Landlord and the General Contractor as to the terms and conditions for all Outside Contractor items relating to conducting its work, including but not limited to those matters relating to storage of materials and access to the Phase I Premises, provided, Landlord shall act reasonably and in good faith in conjunction therewith. As a condition precedent to Landlord’s approving the Outside Contractor under Paragraph 1 above, Tenant and the Outside Contractor shall deliver to Landlord such assurances or instruments to evidence the Outside Contractor’s compliance or agreement to comply with the provisions of this Paragraph 3. Landlord retains the right to make periodic inspections to assure conformity with the rules and regulations and with the plans and specifications.

4.	Tenant shall indemnify and hold harmless Landlord and the General Contractor or any of Landlord’s other contractors from and against any and all losses, damages, costs (including costs of suits and attorneys’ fees), liabilities, or causes of action arising out of or relating to the work of the Outside Contractor, including but not limited to mechanics’, materialmen’s or other liens or claims (and all costs or expenses associated therewith) asserted, filed or arising out of any such work, provided, Tenant shall have no obligation to indemnify or hold harmless Landlord for any losses, damages, costs, liabilities or causes of action arising out of or relating to the negligence or intentional misconduct of Landlord, or its employees, agents, contractors or representatives. All materialmen, contractors, artisans, mechanics, laborers and other parties hereafter contracting with Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Phase I Premises are hereby charged with notice that they must look solely to Tenant for payment for same. Without limiting the generality of the foregoing, Tenant shall repair or cause to be repaired at its expense all damage caused by the Outside Contractor, its subcontractors or their employees. Any costs incurred by

Landlord to repair any damage caused by the Outside Contractor or any costs incurred by Landlord in requiring the Outside Contractor’s compliance with the rules and regulations in Paragraph 3(ii) above will become the obligation of Tenant under this lease.

5.	Tenant shall, at Tenant’s sole cost and expense, cause Tenant’s mechanical, electrical and plumbing engineer to prepare a report, in form and substance reasonably acceptable to Landlord, for the benefit of Landlord, certifying to the compliance of the work constructed by the Outside Contractor with the Phase I Tenant Construction Documents.

6.	Unless Landlord otherwise agrees, the Outside Contractor shall not have access to the Phase I Premises, or be allowed to commence work therein, until Landlord releases and Tenant accepts the Phase I Premises. Landlord and Tenant will cooperate in good faith to document any deficiencies or incomplete items relative to the Phase I Premises so as not to cause any delay in work of the Outside Contractor.

7.	Tenant and Landlord acknowledge that in order to expeditiously complete the Phase I Tenant Work, it may be desirable or necessary to stock materials or haul trash on hours and on days in addition to the normal working hours and normal working days (off-hours). Tenant shall reimburse Landlord for Landlord’s actual out-of-pocket expense without mark-up for costs Landlord incurs to provide such off-hours hoisting.

Notwithstanding the above, Landlord shall make available to Tenant the Building’s permanent service elevator for Tenant’s Outside Contractor’s use upon the following conditions:

(a)	Use of the service elevator shall be scheduled by Tenant’s Outside Contractor with Landlord’s representative.

(b)	Tenant shall not be charged for use of the service elevator unless more than one tenant general contractor is working in the Building, in which event, at Landlord’s option, Landlord may furnish an elevator operator for the service elevator. Tenant shall reimburse Landlord for Landlord’s actual out-of-pocket expense for such elevator operator on a pro-rated cost with other contractors in the Building. Such pro-rated cost shall be based on the square footage under construction.

(c)

Landlord and Tenant acknowledge and agree that the Phase I Tenant Construction Documents contemplate the creation of the 9th Floor as a “crossover” floor such that it will be served by both the low rise and high rise elevator banks.

IV.	INFORMATION REQUIRED ON TENANT DOCUMENTS

A.	MINIMUM INFORMATION REQUIRED OF TENANT PROGRAM:

1.	List all fixed walled offices, by dimension, square footage, wall type (half wall, full height, insulated, etc.) and location (exterior or interior).

2.	List of all fixed wall conference and meeting rooms, by dimension, height, square footage and location (exterior or interior).

3.	List of all moveable wall work stations, by dimension, height, square footage, location and manufacturer.

4.	List of all secretarial stations and relationship to offices or work stations, by dimension, type (fixed wall or moveable wall) and location.

5.	List of all file rooms, storage rooms, libraries, computer rooms, telephone/data rooms and other interior rooms, by dimension, type, use, proximity requirements and location.

6.	List of all coffee stations, pantries, kitchens, lunch rooms, etc., by dimension, occupancy, use, fixture and plumbing requirements and millwork desired.

7.	Describe the desired entrance and reception area, including the type and size of reception desk (new or existing), the number of seats (sofa, loveseat, chairs, etc.), tables, flooring, etc.

8.	Describe lighting plan other than Building Standard 2’ x 4’ fluorescent light fixtures.

9.	List any heavy items including their approximate weight (i.e. file rooms, safes, storage rooms, etc.)

10.	List any area which require special, supplemental or 24-hour ventilation or air conditioning.

11.	Describe office technology to be employed, including computers, copiers, printers, telecommunications and need for dedicated or GFI power.

12.	Describe the firm’s security/access control philosophy (i.e., standard hardware, number of locked doors, electronic security, video security, etc.)

13.	Approximate the number of employees anticipated in the new location, the projected occupancy growth and the visitor profile (i.e. sporadic visitors versus training classes).

14.	Describe the firm’s normal hours of operation and any regular extended hours of operation.

15.	Provide any additional information which you feel would be helpful in understanding the optimum layout for your offices.

B.	MINIMUM INFORMATION REQUIRED OF TENANT SPACE PLANS:

The Phase I Tenant Space Plans will provide architectural floor plans of the Phase I Premises. The Plans will be labeled, titled and dated and will be drawn at 1/8” scale. The following information will be provided on the drawings:

Architectural Information

Column centerlines and designations	Floor identification

Room, area and corridor identification	Dimensions of rooms, areas and corridors

Partition locations	Location, height and swing of all doors

Ceiling heights and location of different types of ceiling material	Architectural or structural items to be located above ceiling (i.e. screens or grilles)

Millwork and cabinetry	Furniture

Electrical, Lighting and Telephone Information

Location of wall-mounted electrical, telephone and data outlets	Location of floor-mounted electrical, telephone and data outlets

Location, power requirements and specifications of special receptacles and separate circuits for copiers, appliances, computers and other special equipment

Location and type of all lighting fixtures and light control devices

Locations and requirements of any disconnect switches

Mechanical and Plumbing Information

Heavy occupant load area will be identified for discussion of potential solutions	Estimated load on the condenser water and chilled water systems

Non-standard HVAC and special exhaust requirements (i.e. computer and conference rooms) Location of all appliances and equipment which need a water supply or a drain	Location and specifications of all plumbing fixtures

Structural Information

Location and approximate weight of all rolling files, concentrated filing area, safes and other heavy equipment

Any design elements which may modify the base Building structural, architectural, mechanical, electrical or plumbing systems will be identified at this time for discussion and cost implication review.

C.	MINIMUM INFORMATION REQUIRED OF TENANT CONSTRUCTION DOCUMENTS:

The completed Phase I Tenant Construction Documents will include Architectural, Structural (if required due to the scope of work), Mechanical, Electrical, Plumbing and Fire Protection sheets, including specifications, details and elevations necessary to fully describe the leasehold improvements. The Phase I Tenant Construction Documents will be prepared, sealed and stamped by a State of Georgia registered architect and mechanical, electrical and plumbing engineers. The completed Phase I Tenant Construction Documents will be marked “For Construction.”

The standard size for all drawings will be 30” x 42.” Designers will include all information on the plan sheets so that users do not have to refer to separate specification booklets to obtain information. At a minimum, the Architectural and MEP Construction Documents will include the following information:

1.	Floor Plan with the location and type of all partitions (1/8 = 1’-0” scale).

2.	Location and type of all doors with hardware and keying information provided (door and hardware schedule).

3.	Location and type of glass partitions, windows and framing.

4.	Location of telephone equipment room (note type of telephone system, square feet of mounting boards and HVAC and electrical requirements).

5.	Critical dimensions necessary for construction.

6.	Location of all Building Standard electrical items—outlets, switches, telephone outlets.

7.	Reflected ceiling plan showing location and switching of all Building Standard lighting, exit signs, emergency lighting and life safety devices.

8.	Location and type of all non-Building Standard electrical items, including lighting, security and data/voice communication work.

9.	Location and type of equipment that will require special electrical requirements (i.e., dedicated circuits, data, GFI, etc.). Provide manufacturers specifications for use and operation.

10.	Electrical panel schedule with total rated electrical design load calculation in watts.

11.	Location, weight per square foot and description of any exceptionally heavy equipment or filing system exceeding 50 pounds per square foot live load.

12.	Requirement for any special air conditioning, ventilation or exhaust.

13.	HVAC Reflected Ceiling Plan.

14.	Mechanical equipment schedule indicating sizes, specifications and characteristics of all equipment.

15.	Complete heating and cooling load calculation for all equipment.

16.	Type and color of floor covering (including type of padding).

17.	Location, type and color of wall covering.

18.	Location, type and color of paint and all other finishes

19.	Location and type of plumbing (including all fixtures).

20.	Location and type of kitchen, pantry or coffee bar equipment, millwork and shelving.

21.	All millwork and built-in equipment fully dimensioned.

22.	Corridor entrance doors and frame, as well as work required in the adjacent corridor and elevator lobby.

23.	Bracing or support of special walls, glass partitions, etc.

24.	All connections to or modifications of the base Building mechanical, electrical, plumbing and fire protection systems.

25.	All new mechanical, electrical and plumbing metering devices or systems.

EXHIBIT D-1

CONSTRUCTION OF PHASE II LEASEHOLD IMPROVEMENTS

I.	SCHEDULE OF CRITICAL DATES

The following is a schedule of certain critical dates relating to Landlord’s and Tenant’s respective obligations with respect to construction of the leasehold improvements for the Phase II Premises (the “Phase II Leasehold Improvements”). These dates, the specific references (e.g. the “Phase II Construction Documents Delivery Date”) and the respective obligations of Landlord and Tenant are more fully described in Section II below.

Reference	Responsible Party	Due Date
“Phase II Tenant Program/Space Plan Delivery Date”	Tenant	Open—Tenant to determine

“Phase II Tenant Space Plan Final Review Date”	Landlord	Within 15 days after delivery of Phase II Space Plan

“Phase II Tenant Construction Documents Delivery Date”	Tenant	Open—Tenant to determine

“Phase II Tenant Construction Documents Review Date”	Landlord	Within 21 days after Tenant submits Phase II Tenant Construction Documents

“Phase II Tenant Construction Documents Revision Date”	Tenant	Open—Tenant to determine

“Phase II Commencement Date”	Tenant	August 1, 2011 (subject to adjustment as set forth in the lease)

II.	LANDLORD AND TENANT PRE-CONSTRUCTION OBLIGATIONS

1.	Tenant will deliver to Landlord no later than the Phase II Tenant Program/Space Plan Delivery Date the information described in Section IV below regarding Tenant’s desired leasehold improvements (such information being hereinafter called the “Phase II Tenant Program”), and Tenant will cause its architect to submit for Landlord’s review a space plan based on the Phase II Tenant Program (the “Phase II Space Plan”), which Phase II Space Plan, after approval by Landlord, will be used to prepare the Phase II Tenant Construction Documents (defined below).

2.	On or before the Phase II Tenant Space Plan Final Review Date, Landlord will advise Tenant of any required changes to the Phase II Tenant Space Plan. If Landlord requests revisions to the Phase II Tenant Space Plan, then Tenant will cause its architect to incorporate such changes in the Phase II Tenant Construction Documents.

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3.	Tenant will cause its architect to prepare and deliver to Landlord no later than the Phase II Tenant Construction Documents Delivery Date a complete set of coordinated architectural, structural, mechanical, electrical and plumbing engineering construction drawings and specifications sufficient to obtain a building permit and competitive bids, including the information described in Section IV below (“Phase II Tenant Construction Documents”). All work in the Phase II Tenant Construction Documents shall be known as “Phase II Tenant Work.” Additionally, as part of the Phase II Tenant Work, Tenant, at its option, shall have the right to install cardkey readers on all entrances to the Phase II Premises and the elevators on the applicable floors.

4.	On or before the Phase II Tenant Construction Documents Review Date, Landlord will review the Phase II Tenant Construction Documents and shall notify Tenant of its approval of the Phase II Tenant Construction Documents or of any changes to the Phase II Tenant Construction Documents required by Landlord.

5.	Upon receipt of Landlord’s comments to the Phase II Tenant Construction Documents, Tenant will cause its architect to revise the Phase II Tenant Construction Documents to incorporate Landlord’s comments and shall resubmit the Phase II Tenant Construction Documents to Landlord on or before the Phase II Tenant Construction Documents Revision Date.

6.	Tenant and all its contractors associated with Phase II Tenant Work shall comply with the requirements of Landlord’s construction rules and regulations and Landlord’s base Building design standards.

III.	CERTAIN PROVISIONS RELATING TO CONSTRUCTION

1.	Tenant shall employ, as Tenant’s architects, Perkins & Will and Hughes, Litton & Goodwin, or, subject to the prior written approval of Landlord (not to be unreasonably withheld, conditioned or delayed) such other architect selected by Tenant, and, as its engineer, BarrettWoodyard or, subject to the prior written approval of Landlord (not to be unreasonably withheld, conditioned or delayed), such other engineer selected by Tenant, and, as its project manager, CB Richard Ellis, for the preparation of the Phase II Tenant Construction Documents and other work on the Phase II Premises, and Landlord hereby approves Tenant’s use of Perkins & Will and Hughes, Litton & Goodwin, BarrettWoodyard, and CB Richard Ellis. Landlord hereby also approves Hendrick as an architect and HESMA as the mechanical, electrical and plumbing engineer. In the event Tenant elects to not use Hendrick and/or HESMA (or such other consultant as reasonably selected by Landlord), Tenant shall reimburse Landlord’s reasonable, out-of-pocket costs for Hendrick and HESMA to review said Phase II Tenant Construction Documents.

2.	At least fifteen (15) days prior to construction commencement, Tenant shall select, and enter into a direct construction contract with, the contractor to be used by Tenant from the

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following list of Landlord approved contractors (the “Outside Contractor”), or, subject to the prior written approval of Landlord (not to be unreasonably withheld, conditioned or delayed), such other contractor selected by Tenant, which shall complete all of the Phase II Tenant Work:

Turner Construction Company Brasfield & Gorrie Hitt Construction	The Beck Group Holder Construction

3.	It shall be Tenant’s responsibility to ensure that the Outside Contractor shall (i) conduct its work in such a manner so as not to unreasonably interfere with any other construction occurring on or in the Building or the Phase II Premises; (ii) comply with the rules and regulations relating to the construction activities in or on the Building and Landlord’s base Building general contractor (the “General Contractor”), and such other reasonable rules and regulations, as may be promulgated from time to time by Landlord and Landlord’s General Contractor; (iii) maintain such insurance in force and effect as may be reasonably requested by Landlord or as required by applicable law (but in any event said insurance shall be in amounts at least equal to those required of the General Contractor); and (iv) be responsible for reaching agreement with Landlord and the General Contractor as to the terms and conditions for all Outside Contractor items relating to conducting its work, including but not limited to those matters relating to storage of materials and access to the Phase II Premises, provided, Landlord shall act reasonably and in good faith in conjunction therewith. As a condition precedent to Landlord’s approving the Outside Contractor under Paragraph 1 above, Tenant and the Outside Contractor shall deliver to Landlord such assurances or instruments to evidence the Outside Contractor’s compliance or agreement to comply with the provisions of this Paragraph 3. Landlord retains the right to make periodic inspections to assure conformity with the rules and regulations and with the plans and specifications.

4.	Tenant shall indemnify and hold harmless Landlord and the General Contractor or any of Landlord’s other contractors from and against any and all losses, damages, costs (including costs of suits and attorneys’ fees), liabilities, or causes of action arising out of or relating to the work of the Outside Contractor, including but not limited to mechanics’, materialmen’s or other liens or claims (and all costs or expenses associated therewith) asserted, filed or arising out of any such work, provided, Tenant shall have no obligation to indemnify or hold harmless Landlord for any losses, damages, costs, liabilities or causes of action arising out of or relating to the gross negligence or intentional misconduct of Landlord, or its employees, agents, contractors or representatives. All materialmen, contractors, artisans, mechanics, laborers and other parties hereafter contracting with Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Phase II Premises are hereby charged with notice that they must look solely to Tenant for payment for same. Without limiting the generality of the foregoing, Tenant shall repair or cause to be repaired at its expense all damage caused by the Outside Contractor, its subcontractors or their employees. Any costs incurred by Landlord to repair any damage caused by the Outside Contractor or any costs incurred by Landlord in requiring the Outside Contractor’s compliance with the rules and regulations in Paragraph 3(ii) above will become the obligation of Tenant under this lease.

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5.	Tenant shall, at Tenant’s sole cost and expense, cause Tenant’s mechanical, electrical and plumbing engineer to prepare a report, in form and substance reasonably acceptable to Landlord, for the benefit of Landlord, certifying to the compliance of the work constructed by the Outside Contractor with the Phase II Tenant Construction Documents.

6.	Unless Landlord otherwise agrees, the Outside Contractor shall not have access to the Phase II Premises, or be allowed to commence work therein, until Landlord releases and Tenant accepts the Phase II Premises. Landlord and Tenant will cooperate in good faith to document any deficiencies or incomplete items relative to the Phase II Premises so as not to cause any delay in work of the Outside Contractor.

7.	Tenant and Landlord acknowledge that in order to expeditiously complete the Phase II Tenant Work, it may be desirable or necessary to stock materials or haul trash on hours and on days in addition to the normal working hours and normal working days (off-hours). Tenant shall reimburse Landlord for Landlord’s actual out-of-pocket expense without mark-up for costs Landlord incurs to provide such off-hours hoisting.

Notwithstanding the above, Landlord shall make available to Tenant the Building’s permanent service elevator for Tenant’s Outside Contractor’s use upon the following conditions:

(a)	Use of the service elevator shall be scheduled by Tenant’s Outside Contractor with Landlord’s representative.

(b)	Tenant shall not be charged for use of the service elevator except as follows:

(i)	If more than one tenant general contractor is working in the Building, in which event, at Landlord’s option, Landlord may furnish an elevator operator for the service elevator. Tenant shall reimburse Landlord for Landlord’s actual out-of-pocket expense for such elevator operator on a pro-rated cost with other contractors in the Building. Such pro-rated cost shall be based on the square footage under construction.

(ii)	If scheduled use of the service elevator is canceled with less than 6 hours notice to the Landlord’s representative or not used, then the responsible contractor will be charged $50.00 per hour.

IV.	INFORMATION REQUIRED ON TENANT DOCUMENTS

A.	MINIMUM INFORMATION REQUIRED OF TENANT PROGRAM:

1.	List all fixed walled offices, by dimension, square footage, wall type (half wall, full height, insulated, etc.) and location (exterior or interior).

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2.	List of all fixed wall conference and meeting rooms, by dimension, height, square footage and location (exterior or interior).

3.	List of all moveable wall work stations, by dimension, height, square footage, location and manufacturer.

4.	List of all secretarial stations and relationship to offices or work stations, by dimension, type (fixed wall or moveable wall) and location.

5.	List of all file rooms, storage rooms, libraries, computer rooms, telephone/data rooms and other interior rooms, by dimension, type, use, proximity requirements and location.

6.	List of all coffee stations, pantries, kitchens, lunch rooms, etc., by dimension, occupancy, use, fixture and plumbing requirements and millwork desired.

7.	Describe the desired entrance and reception area, including the type and size of reception desk (new or existing), the number of seats (sofa, loveseat, chairs, etc.), tables, flooring, etc.

8.	Describe lighting plan other than Building Standard 2’ x 4’ fluorescent light fixtures.

9.	List any heavy items including their approximate weight (i.e. file rooms, safes, storage rooms, etc.)

10.	List any area which require special, supplemental or 24-hour ventilation or air conditioning.

11.	Describe office technology to be employed, including computers, copiers, printers, telecommunications and need for dedicated or GFI power.

12.	Describe the firm’s security/access control philosophy (i.e., standard hardware, number of locked doors, electronic security, video security, etc.)

13.	Approximate the number of employees anticipated in the new location, the projected occupancy growth and the visitor profile (i.e. sporadic visitors versus training classes).

14.	Describe the firm’s normal hours of operation and any regular extended hours of operation.

15.	Provide any additional information which you feel would be helpful in understanding the optimum layout for your offices.

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B.	MINIMUM INFORMATION REQUIRED OF TENANT SPACE PLANS:

The Phase II Tenant Space Plans will provide architectural floor plans of the Phase II Premises. The Plans will be labeled, titled and dated and will be drawn at 1/8” scale. The following information will be provided on the drawings:

Architectural Information

Column centerlines and designations	Floor identification

Room, area and corridor identification	Dimensions of rooms, areas and corridors

Partition locations	Location, height and swing of all doors

Ceiling heights and location of different types of ceiling material	Architectural or structural items to be located above ceiling (i.e. screens or grilles)

Millwork and cabinetry	Furniture

Electrical, Lighting and Telephone Information

Location of wall-mounted electrical, telephone and data outlets	Location of floor-mounted electrical, telephone and data outlets

Location, power requirements and specifications of special receptacles and separate circuits for copiers, appliances, computers and other special equipment	Locations and requirements of any disconnect switches

Location and type of all lighting fixtures and light control devices

Mechanical and Plumbing Information

Heavy occupant load area will be identified for discussion of potential solutions	Estimated load on the condenser water and chilled water systems

Non-standard HVAC and special exhaust requirements (i.e. computer and conference rooms)	Location and specifications of all plumbing fixtures

Location of all appliances and equipment which need a water supply or a drain

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Structural Information

Location and approximate weight of

all rolling files, concentrated filing area,

safes and other heavy equipment

Any design elements which may modify the base Building structural, architectural, mechanical, electrical or plumbing systems will be identified at this time for discussion and cost implication review.

C.	MINIMUM INFORMATION REQUIRED OF TENANT CONSTRUCTION DOCUMENTS:

The completed Phase II Tenant Construction Documents will include Architectural, Structural (if required due to the scope of work), Mechanical, Electrical, Plumbing and Fire Protection sheets, including specifications, details and elevations necessary to fully describe the leasehold improvements. The Phase II Tenant Construction Documents will be prepared, sealed and stamped by a State of Georgia registered architect and mechanical, electrical and plumbing engineers. The completed Phase II Tenant Construction Documents will be marked “For Construction.”

The standard size for all drawings will be 30” x 42.” Designers will include all information on the plan sheets so that users do not have to refer to separate specification booklets to obtain information. At a minimum, the Architectural and MEP Construction Documents will include the following information:

1.	Floor Plan with the location and type of all partitions (1/8 = l’-0” scale).

2.	Location and type of all doors with hardware and keying information provided (door and hardware schedule).

3.	Location and type of glass partitions, windows and framing.

4.	Location of telephone equipment room (note type of telephone system, square feet of mounting boards and HVAC and electrical requirements).

5.	Critical dimensions necessary for construction.

6.	Location of all Building Standard electrical items—outlets, switches, telephone outlets.

7.	Reflected ceiling plan showing location and switching of all Building Standard lighting, exit signs, emergency lighting and life safety devices.

8.	Location and type of all non-Building Standard electrical items, including lighting, security and data/voice communication work.

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9.	Location and type of equipment that will require special electrical requirements (i.e., dedicated circuits, data, GFI, etc.). Provide manufacturers specifications for use and operation.

10.	Electrical panel schedule with total rated electrical design load calculation in watts.

11.	Location, weight per square foot and description of any exceptionally heavy equipment or filing system exceeding 50 pounds per square foot live load.

12.	Requirement for any special air conditioning, ventilation or exhaust.

13.	HVAC Reflected Ceiling Plan.

14.	Mechanical equipment schedule indicating sizes, specifications and characteristics of all equipment.

15.	Complete heating and cooling load calculation for all equipment.

16.	Type and color of floor covering (including type of padding).

17.	Location, type and color of wall covering.

18.	Location, type and color of paint and all other finishes

19.	Location and type of plumbing (including all fixtures).

20.	Location and type of kitchen, pantry or coffee bar equipment, millwork and shelving.

21.	All millwork and built-in equipment fully dimensioned.

22.	Corridor entrance doors and frame, as well as work required in the adjacent corridor and elevator lobby.

23.	Bracing or support of special walls, glass partitions, etc.

24.	All connections to or modifications of the base Building mechanical, electrical, plumbing and fire protection systems.

25.	All new mechanical, electrical and plumbing metering devices or systems.

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EXHIBIT D-2

CONSTRUCTION OF PHASE III LEASEHOLD IMPROVEMENTS

I.	SCHEDULE OF CRITICAL DATES

The following is a schedule of certain critical dates relating to Landlord’s and Tenant’s respective obligations with respect to construction of the leasehold improvements for the Phase III Premises (the “Phase III Leasehold Improvements”). These dates, the specific references (e.g. the “Phase III Construction Documents Delivery Date”) and the respective obligations of Landlord and Tenant are more fully described in Section II below.

Reference	Responsible Party	Due Date
“Phase III Tenant Program/Space Plan Delivery Date”	Tenant	Open - Tenant to determine

“Phase III Tenant Space Plan Final Review Date”	Landlord	Within 15 days after delivery of Phase III Space Plan

“Phase III Tenant Construction Documents Delivery Date”	Tenant	Open - Tenant to determine

“Phase III Tenant Construction Documents Review Date”	Landlord	Within 21 days after Tenant submits Phase III Tenant Construction Documents

“Phase III Tenant Construction Documents Revision Date”	Tenant	Open - Tenant to determine

“Phase III Commencement Date”	Tenant	June 1, 2013 (subject to adjustment as set forth in the lease)

II.	LANDLORD AND TENANT PRE-CONSTRUCTION OBLIGATIONS

1.	Tenant will deliver to Landlord no later than the Phase III Tenant Program/Space Plan Delivery Date the information described in Section IV below regarding Tenant’s desired leasehold improvements (such information being hereinafter called the “Phase III Tenant Program”), and Tenant will cause its architect to submit for Landlord’s review a space plan based on the Phase III Tenant Program (the “Phase III Space Plan”), which Phase III Space Plan, after approval by Landlord, will be used to prepare the Phase III Tenant Construction Documents (defined below).

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2.	On or before the Phase III Tenant Space Plan Final Review Date, Landlord will advise Tenant of any required changes to the Phase III Tenant Space Plan. If Landlord requests revisions to the Phase III Tenant Space Plan, then Tenant will cause its architect to incorporate such changes in the Phase III Tenant Construction Documents.

3.	Tenant will cause its architect to prepare and deliver to Landlord no later than the Phase III Tenant Construction Documents Delivery Date a complete set of coordinated architectural, structural, mechanical, electrical and plumbing engineering construction drawings and specifications sufficient to obtain a building permit and competitive bids, including the information described in Section IV below (“Phase III Tenant Construction Documents”). All work in the Phase III Tenant Construction Documents shall be known as “Phase III Tenant Work.” Additionally, as part of the Phase III Tenant Work, Tenant, at its option, shall have the right to install cardkey readers on all entrances to the Phase III Premises and the elevators on the applicable floors.

4.	On or before the Phase III Tenant Construction Documents Review Date, Landlord will review the Phase III Tenant Construction Documents and shall notify Tenant of its approval of the Phase III Tenant Construction Documents or of any changes to the Phase III Tenant Construction Documents required by Landlord.

5.	Upon receipt of Landlord’s comments to the Phase III Tenant Construction Documents, Tenant will cause its architect to revise the Phase III Tenant Construction Documents to incorporate Landlord’s comments and shall resubmit the Phase III Tenant Construction Documents to Landlord on or before the Phase III Tenant Construction Documents Revision Date.

6.	Tenant and all its contractors associated with Phase III Tenant Work shall comply with the requirements of Landlord’s construction rules and regulations and Landlord’s base Building design standards.

III.	CERTAIN PROVISIONS RELATING TO CONSTRUCTION

1.	Tenant shall employ, as Tenant’s architects, Perkins & Will and Hughes, Litton & Goodwin, or, subject to the prior written approval of Landlord (not to be unreasonably withheld, conditioned or delayed) such other architect selected by Tenant, and, as its engineer, BarrettWoodyard or, subject to the prior written approval of Landlord (not to be unreasonably withheld, conditioned or delayed), such other engineer selected by Tenant, and, as its project manager, CB Richard Ellis, for the preparation of the Phase III Tenant Construction Documents and other work on the Phase III Premises, and Landlord hereby approves Tenant’s use of Perkins & Will and Hughes, Litton & Goodwin, BarrettWoodyard, and CB Richard Ellis. Landlord hereby also approves Hendrick as an architect and HESMA as the mechanical, electrical and plumbing engineer. In the event Tenant elects to not use Hendrick and/or HESMA (or such other consultant as reasonably selected by Landlord), Tenant shall reimburse Landlord’s reasonable, out-of-pocket costs for Hendrick and HESMA to review said Phase III Tenant Construction Documents.

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2.	At least fifteen (15) days prior to construction commencement, Tenant shall select, and enter into a direct construction contract with, the contractor to be used by Tenant from the following list of Landlord approved contractors (the “Outside Contractor”), or, subject to the prior written approval of Landlord (not to be unreasonably withheld, conditioned or delayed), such other contractor selected by Tenant, which shall complete all of the Phase III Tenant Work:

Turner Construction Company	The Beck Group
Brasfield & Gorrie	Holder Construction
Hitt Construction

3.	It shall be Tenant’s responsibility to ensure that the Outside Contractor shall (i) conduct its work in such a manner so as not to unreasonably interfere with any other construction occurring on or in the Building or the Phase III Premises; (ii) comply with the rules and regulations relating to the construction activities in or on the Building and Landlord’s base Building general contractor (the “General Contractor”), and such other reasonable rules and regulations, as may be promulgated from time to time by Landlord and Landlord’s General Contractor; (iii) maintain such insurance in force and effect as may be reasonably requested by Landlord or as required by applicable law (but in any event said insurance shall be in amounts at least equal to those required of the General Contractor); and (iv) be responsible for reaching agreement with Landlord and the General Contractor as to the terms and conditions for all Outside Contractor items relating to conducting its work, including but not limited to those matters relating to storage of materials and access to the Phase III Premises, provided, Landlord shall act reasonably and in good faith in conjunction therewith. As a condition precedent to Landlord’s approving the Outside Contractor under Paragraph 1 above, Tenant and the Outside Contractor shall deliver to Landlord such assurances or instruments to evidence the Outside Contractor’s compliance or agreement to comply with the provisions of this Paragraph 3. Landlord retains the right to make periodic inspections to assure conformity with the rules and regulations and with the plans and specifications.

4.

Tenant shall indemnify and hold harmless Landlord and the General Contractor or any of Landlord’s other contractors from and against any and all losses, damages, costs (including costs of suits and attorneys’ fees), liabilities, or causes of action arising out of or relating to the work of the Outside Contractor, including but not limited to mechanics’, materialmen’s or other liens or claims (and all costs or expenses associated therewith) asserted, filed or arising out of any such work, provided, Tenant shall have no obligation to indemnify or hold harmless Landlord for any losses, damages, costs, liabilities or causes of action arising out of or relating to the gross negligence or intentional misconduct of Landlord, or its employees, agents, contractors or representatives. All materialmen, contractors, artisans, mechanics, laborers and other parties hereafter contracting with Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Phase III Premises are hereby charged with notice that they must look solely to Tenant for payment for same. Without limiting the generality of the foregoing, Tenant shall repair or cause to be repaired at its expense all damage caused by the Outside Contractor, its subcontractors or their employees. Any

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costs incurred by Landlord to repair any damage caused by the Outside Contractor or any costs incurred by Landlord in requiring the Outside Contractor’s compliance with the rules and regulations in Paragraph 3(ii) above will become the obligation of Tenant under this lease.

5.	Tenant shall, at Tenant’s sole cost and expense, cause Tenant’s mechanical, electrical and plumbing engineer to prepare a report, in form and substance reasonably acceptable to Landlord, for the benefit of Landlord, certifying to the compliance of the work constructed by the Outside Contractor with the Phase III Tenant Construction Documents.

6.	Unless Landlord otherwise agrees, the Outside Contractor shall not have access to the Phase III Premises, or be allowed to commence work therein, until Landlord releases and Tenant accepts the Phase III Premises. Landlord and Tenant will cooperate in good faith to document any deficiencies or incomplete items relative to the Phase III Premises so as not to cause any delay in work of the Outside Contractor.

7.	Tenant and Landlord acknowledge that in order to expeditiously complete the Phase III Tenant Work, it may be desirable or necessary to stock materials or haul trash on hours and on days in addition to the normal working hours and normal working days (off-hours). Tenant shall reimburse Landlord for Landlord’s actual out-of-pocket expense without mark-up for costs Landlord incurs to provide such off-hours hoisting.

Notwithstanding the above, Landlord shall make available to Tenant the Building’s permanent service elevator for Tenant’s Outside Contractor’s use upon the following conditions:

(a)	Use of the service elevator shall be scheduled by Tenant’s Outside Contractor with Landlord’s representative.

(b)	Tenant shall not be charged for use of the service elevator except as follows:

(i)	If more than one tenant general contractor is working in the Building, in which event, at Landlord’s option, Landlord may furnish an elevator operator for the service elevator. Tenant shall reimburse Landlord for Landlord’s actual out-of- pocket expense for such elevator operator on a pro-rated cost with other contractors in the Building. Such pro-rated cost shall be based on the square footage under construction.

(ii)	If scheduled use of the service elevator is canceled with less than 6 hours notice to the Landlord’s representative or not used, then the responsible contractor will be charged $50.00 per hour.

IV	INFORMATION REQUIRED ON TENANT DOCUMENTS

A.	MINIMUM INFORMATION REQUIRED OF TENANT PROGRAM:

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1.	List all fixed walled offices, by dimension, square footage, wall type (half wall, full height, insulated, etc.) and location (exterior or interior).

2.	List of all fixed wall conference and meeting rooms, by dimension, height, square footage and location (exterior or interior).

3.	List of all moveable wall work stations, by dimension, height, square footage, location and manufacturer.

4.	List of all secretarial stations and relationship to offices or work stations, by dimension, type (fixed wall or moveable wall) and location.

5.	List of all file rooms, storage rooms, libraries, computer rooms, telephone/data rooms and other interior rooms, by dimension, type, use, proximity requirements and location.

6.	List of all coffee stations, pantries, kitchens, lunch rooms, etc., by dimension, occupancy, use, fixture and plumbing requirements and millwork desired.

7.	Describe the desired entrance and reception area, including the type and size of reception desk (new or existing), the number of seats (sofa, loveseat, chairs, etc.), tables, flooring, etc.

8.	Describe lighting plan other than Building Standard 2’ x 4’ fluorescent light fixtures.

9.	List any heavy items including their approximate weight (i.e. file rooms, safes, storage rooms, etc.)

10.	List any area which require special, supplemental or 24-hour ventilation or air conditioning.

11.	Describe office technology to be employed, including computers, copiers, printers, telecommunications and need for dedicated or GFI power.

12.	Describe the firm’s security/access control philosophy (i.e., standard hardware, number of locked doors, electronic security, video security, etc.)

13.	Approximate the number of employees anticipated in the new location, the projected occupancy growth and the visitor profile (i.e. sporadic visitors versus training classes).

14.	Describe the firm’s normal hours of operation and any regular extended hours of operation.

15.	Provide any additional information which you feel would be helpful in understanding the optimum layout for your offices.

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B.	MINIMUM INFORMATION REQUIRED OF TENANT SPACE PLANS:

The Phase III Tenant Space Plans will provide architectural floor plans of the Phase III Premises. The Plans will be labeled, titled and dated and will be drawn at 1/8” scale. The following information will be provided on the drawings:

Architectural Information

Column centerlines and designations Room, area and corridor identification Partition locations Ceiling heights and location of different types of ceiling material Millwork and cabinetry	Floor identification Dimensions of rooms, areas and corridors Location, height and swing of all doors Architectural or structural items to be located above ceiling (i.e. screens or grilles) Furniture

Electrical, Lighting and Telephone Information

Location of wall-mounted electrical, telephone and data outlets	Location of floor-mounted electrical, telephone and data outlets

Location, power requirements and specifications of special receptacles and separate circuits for copiers, appliances, computers and other special equipment	Locations and requirements of any disconnect switches

Location and type of all lighting fixtures and light control devices

Mechanical and Plumbing Information

Heavy occupant load area will be identified for discussion of potential solutions	Estimated load on the condenser water and chilled water systems

Non-standard HVAC and special exhaust requirements (i.e. computer and conference rooms)	Location and specifications of all plumbing fixtures

Location of all appliances and equipment which need a water supply or a drain

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Structural Information

Location and approximate weight of

all rolling files, concentrated filing area,

safes and other heavy equipment

Any design elements which may modify the base Building structural, architectural, mechanical, electrical or plumbing systems will be identified at this time for discussion and cost implication review.

C.	MINIMUM INFORMATION REQUIRED OF TENANT CONSTRUCTION DOCUMENTS:

The completed Phase III Tenant Construction Documents will include Architectural, Structural (if required due to the scope of work), Mechanical, Electrical, Plumbing and Fire Protection sheets, including specifications, details and elevations necessary to fully describe the leasehold improvements. The Phase III Tenant Construction Documents will be prepared, sealed and stamped by a State of Georgia registered architect and mechanical, electrical and plumbing engineers. The completed Phase III Tenant Construction Documents will be marked “For Construction.”

The standard size for all drawings will be 30” x 42.” Designers will include all information on the plan sheets so that users do not have to refer to separate specification booklets to obtain information. At a minimum, the Architectural and MEP Construction Documents will include the following information:

1.	Floor Plan with the location and type of all partitions (1/8 = 1’-0” scale).

2.	Location and type of all doors with hardware and keying information provided (door and hardware schedule).

3.	Location and type of glass partitions, windows and framing.

4.	Location of telephone equipment room (note type of telephone system, square feet of mounting boards and HVAC and electrical requirements).

5.	Critical dimensions necessary for construction.

6.	Location of all Building Standard electrical items—outlets, switches, telephone outlets.

7.	Reflected ceiling plan showing location and switching of all Building Standard lighting, exit signs, emergency lighting and life safety devices.

8.	Location and type of all non-Building Standard electrical items, including lighting, security and data/voice communication work.

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9.	Location and type of equipment that will require special electrical requirements (i.e., dedicated circuits, data, GFI, etc.). Provide manufacturers specifications for use and operation.

10.	Electrical panel schedule with total rated electrical design load calculation in watts.

11.	Location, weight per square foot and description of any exceptionally heavy equipment or filing system exceeding 50 pounds per square foot live load.

12.	Requirement for any special air conditioning, ventilation or exhaust.

13.	HVAC Reflected Ceiling Plan.

14.	Mechanical equipment schedule indicating sizes, specifications and characteristics of all equipment.

15.	Complete heating and cooling load calculation for all equipment.

16.	Type and color of floor covering (including type of padding).

17.	Location, type and color of wall covering.

18.	Location, type and color of paint and all other finishes

19.	Location and type of plumbing (including all fixtures).

20.	Location and type of kitchen, pantry or coffee bar equipment, millwork and shelving.

21.	All millwork and built-in equipment fully dimensioned.

22.	Corridor entrance doors and frame, as well as work required in the adjacent corridor and elevator lobby.

23.	Bracing or support of special walls, glass partitions, etc.

24.	All connections to or modifications of the base Building mechanical, electrical, plumbing and fire protection systems.

25.	All new mechanical, electrical and plumbing metering devices or systems.

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EXHIBIT D-3

FURNITURE, FIXTURES AND EQUIPMENT

All office furniture, cubicles, equipment, cafeteria equipment and cafeteria furniture currently located in the Hewitt premises, but expressly excluding all computers, printers and copiers, the generator serving the Hewitt premises and all antenna equipment.

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EXHIBIT E

AIR CONDITIONING AND HEATING SERVICES

Subject to the provisions of Section 3.01(b) of this lease, Landlord will furnish Building Standard air conditioning and heating between 7 a.m. and 6 p.m. on weekdays (from Monday through Friday, inclusive) and between 8 a.m. and 1:00 p.m. on Saturdays, all exclusive of Holidays as defined below (the “Building Operating Hours”). Upon request of Tenant made in accordance with the rules and regulations for the Building, Landlord will furnish air conditioning and heating at other times (that is, at times other than the times specified above) (“Overtime HVAC”), in which event Tenant shall reimburse Landlord the following amounts to compensate Landlord for Landlord’s actual cost (without profit or overhead charge to Landlord) of furnishing such services:

(a)	$30.00 per hour, per floor for the first ten (10) hours of Overtime HVAC per week; and

(b)	$35.00 per hour, per floor for each additional hour of Overtime HVAC.

The above rates may be adjusted by Landlord in its reasonable discretion based on increases in actual costs incurred by Landlord.

The following dates shall constitute “Holidays” as said term is used in this lease:

(a)	New Year’s Day

(b)	Memorial Day

(c)	Independence Day

(d)	Labor Day

(e)	Thanksgiving Day

(f)	Friday following Thanksgiving Day

(g)	Christmas

(h)	Any other holiday generally recognized as such by landlords of office space in the metropolitan Atlanta office market, as determined by Landlord in good faith.

If in the case of any holiday described in (a) through (g) above, a different day shall be observed than the respective day above-described, then that day which constitutes the day observed by national banks in Atlanta, Georgia, on account of such holiday shall constitute the holiday under this lease.

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EXHIBIT F

BUILDING RULES AND REGULATIONS

1.	Tenant acknowledges that “smoking” is prohibited in all areas of the Premises, the Building (including common areas and all grounds) and the Parking Facility except in areas, if any, outside the Building (and outside any other building in the Project) that are designated by Landlord as “Designated Smoking Area(s).” Landlord shall designate an area or areas in the Parking Facility or outside but near the Building as “Designated Smoking Area(s).” The current Designated Smoking Area(s) is depicted on Exhibit B-3 attached hereto and made a part hereof. Landlord shall have the right from time to time to change and or limit such Designated Smoking Area(s) and to enact future rules and regulations concerning smoking in such Designated Smoking Area(s), including the right in Landlord’s discretion, to prohibit smoking in the Designated Smoking Area(s), provided, in such event, Landlord shall provide alternative Designated Smoking Area(s) in the Parking Facility or outside but near the Building. Tenant agrees to comply in all respects with Landlord’s prohibition and regulation of smoking and to enforce compliance against its employees, agents, invitees and other persons under the control and supervision of Tenant on the Premises, the Project and Parking Facility. For purposes hereof, “smoking” means inhaling, exhaling, burning or carrying any lighted cigar, cigarette, pipe or other smoking equipment. Notwithstanding anything in this lease to the contrary, no liability shall attach to Landlord for any failure to enforce this provision (or similar provisions in other leases).

2.	Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be used for the disposal of trash, be obstructed by tenants, or be used by tenants for any purpose other than entrance to and exit from the Premises and for going from one part of the Building to another part of the Building.

3.	Plumbing fixtures shall be used only for the purposes for which they are designed, and no sweepings, rubbish, rags or other unsuitable materials shall be disposed into them. Damage resulting to any such fixtures from misuse by a tenant shall be the liability of said tenant.

4.	Signs, advertisements, or notices visible in or from public corridors or from outside the Building shall be subject to Landlord’s prior written approval.

5.	Movement in or out of the Building of furniture, office equipment, or any other bulky or heavy materials shall be restricted to such hours as Landlord shall reasonably designate. Landlord will determine the method and routing of said items so as to ensure the safety of all persons and property concerned. Advance written notice of intent to move such items must be made to the Building management office.

6.	All routine deliveries to a tenant’s Premises during 8:00 a.m. to 5:00 p.m. weekdays shall be made through the freight elevators. Passenger elevators are to be used only for the movement of persons, unless an exception is approved by the Building management office. Delivery vehicles shall be permitted only in such areas as are designated by Landlord, from time to time, for deliveries to the Building.

7.	Building management shall have the authority to prescribe the manner that heavy furniture and equipment are positioned.

8.	Corridor doors, when not in use, shall be kept closed.

9.	Tenant space that is visible from public areas must be kept neat and clean.

10.	All freight elevator lobbies are to be kept neat and clean. The disposal of trash or storage of materials in these areas is prohibited.

11.	No animals shall be brought into or kept in, on or about the Building, except for seeing-eye dogs.

12.	Tenant shall not operate a food service, cafeteria, or other food establishment in the Office Premises, but the same shall not prohibit Tenant from installing and operating food and beverage vending machines in the Office Premises.

13.	Tenant shall not tamper with or attempt to adjust temperature control thermostats in the Premises. Landlord shall adjust thermostats as required to maintain the Building standard temperature. Landlord requests that all window blinds remain down and tilted at a 45 degree angle toward the street to help maintain comfortable room temperatures and conserve energy.

14.	Tenant will comply with all access control procedures during business hours and after hours and on weekends, subject to Tenant’s right to install its own access panels and provide Building lobby security, each as set forth in this lease.

15.	Tenants are requested to lock all office doors leading to corridors and to turn out all lights at the close of their working day.

16.	All requests for overtime air conditioning or heating must be submitted in writing to the Building management office by noon on the day desired for weekday requests, by noon Friday for weekend requests and by noon on the preceding business day for holiday requests.

17.	No flammable or explosive fluids or materials shall be kept or used within the Building except in areas approved by Landlord, and Tenant shall comply with all applicable building and fire codes relating thereto.

18.	Any motor vehicle exceeding the height restrictions of the Parking Facility shall not be parked at any location within Perimeter Summit Office Park.

19.	Tenant may not make any modifications, additions or repairs to the Premises and may not install any furniture, fixtures or equipment in the Premises which is in violation of any applicable building and/or fire code governing the Premises or the Project.

20.	Tenant will not make any alterations or physical additions in or to the Premises without first obtaining the written consent of Landlord, except as otherwise permitted in this lease. Such alterations include, but are not limited to, any communication equipment, electrical devices and associated wiring which must meet fire code, and any installations of any nature affecting floors, walls, windows, ceiling, life safety equipment, mechanical equipment or any other physical part of the Building.

21.	Canvassing, peddling, soliciting and distribution of hand bills in the Building are prohibited. Tenant is requested to notify the Property Management office if such activities occur.

22.	Portable space heaters and electric toasters are prohibited.

23.	Tenant shall comply with Building fire safety procedures and shall participate in all fire safety and emergency training and drills in accordance with applicable Fire Codes.

24.	Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its reasonable judgment shall, from time to time, be required for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees and invitees. Such rules and regulations, when made and written notice thereof is given to a tenant, shall, to the extent not materially inconsistent with the rules and regulations applicable to all other office tenants in the Perimeter Summit Office Park, be binding upon it in like manner as if originally herein prescribed.

EXHIBIT G-1

FORM OF PHASE I NET RENTABLE AREA AND RENT

COMMENCEMENT DATE AGREEMENT

The below calculations represent Landlord’s final determination of the net rentable areas and net usable areas of Tenant’s Phase I Premises and shall be used to define the net rentable area and net usable area of the Phase I Premises for purposes of Section 1.01(c) of the lease between Landlord and Tenant to which this Exhibit G-1 is attached.

Floors in the Phase I Premises:

Net usable area of the Phase I Premises:

Net rentable area of the Phase I Premises:

Net area of Garage Space:

Accordingly, the Phase I Tenant Improvement Allowance shall be $                                .

The below date represents Landlord’s determination of the Phase I Turnover Date and, therefore, the Phase I Rent Commencement Date, as defined in Section 1.02(a) of the lease between Landlord and Tenant to which this Exhibit G-1 is attached, and shall be deemed to be the Phase I Turnover Date and Phase I Rent Commencement Date for all purposes under the lease.

Phase I Turnover Date:         , 2010

Phase I Rent Commencement Date:         , 2011

Phase I Occupancy Date:         , 2011

Tenant acknowledges its receipt of the Phase I Premises. Landlord has completed all improvements, if any, required under the lease and has paid all outstanding allowances to or for the benefit of Tenant, with the exception of the following                                 .

TENANT:

AUTOTRADER.COM, INC., a Delaware corporation

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LANDLORD:

PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership

By:	3003 Perimeter Summit Realty Corp., a Delaware corporation, general partner of Perimeter Summit Parcel 3 Limited Partnership

By:
Name:
Title:

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EXHIBIT G-2

FORM OF PHASE II NET RENTABLE AREA AND RENT

COMMENCEMENT DATE AGREEMENT

The below calculations represent Landlord’s final determination of the net rentable areas and net usable areas of Tenant’s Phase II Premises and shall be used to define the net rentable area of the Phase II Premises for purposes of Section 1.01(d) of the lease between Landlord and Tenant to which this Exhibit G-2 is attached.

Floors in the Phase II Premises:

Net usable area of the Phase II Premises:

Net rentable area of the Phase II Premises:

Accordingly, the Phase II Tenant Improvement Allowance shall be $                    .

The below date represents Landlord’s determination of the Phase II Turnover Date and, therefore, the Phase II Rent Commencement Date, as defined in Section 1.02(b) of the lease between Landlord and Tenant to which this Exhibit G-2 is attached, and shall be deemed to be the Phase II Turnover Date and Phase II Rent Commencement Date for all purposes under the lease.

Phase II Turnover Date:                 , 2011

Phase II Rent Commencement Date:                 , 2011

Phase II Occupancy Date:                 , 2011

Tenant acknowledges its receipt of the Phase II Premises pursuant to the terms of the lease. Landlord has completed all improvements, if any, required under the lease and has paid all outstanding allowances to or for the benefit of Tenant, with the exception of the following                                              .

TENANT:

AUTOTRADER.COM, INC., a Delaware corporation

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LANDLORD:

PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership

By:	3003 Perimeter Summit Realty Corp., a Delaware corporation, general partner of Perimeter Summit Parcel 3 Limited Partnership

By: Name:
Title:

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EXHIBIT G-3

FORM OF PHASE III NET RENTABLE AREA AND RENT

COMMENCEMENT DATE AGREEMENT

The below calculations represent Landlord’s final determination of the net rentable areas and net usable areas of Tenant’s Phase III Premises and shall be used to define the net rentable area of the Phase III Premises for purposes of Section 1.01(e) of the lease between Landlord and Tenant to which this Exhibit G-3 is attached.

Floors in the Phase III Premises:

Net usable area of the Phase III Premises:

Net rentable area of the Phase III Premises:

Accordingly, the Phase III Tenant Improvement Allowance shall be $                      .

The below date represents Landlord’s determination of the Phase III Turnover Date and, therefore, the Phase III Rent Commencement Date, as defined in Section 1.02(c) of the lease between Landlord and Tenant to which this Exhibit G-3 is attached, and shall be deemed to be the Phase III Turnover Date and Phase III Rent Commencement Date for all purposes under the lease.

Phase III Turnover Date:                      , 2012

Phase III Rent Commencement Date:                      , 2013

Phase III Occupancy Date:                      , 201

Tenant acknowledges its receipt of the Phase III Premises pursuant to the terms of the lease. Landlord has completed all improvements, if any, required under the lease and has paid all outstanding allowances to or for the benefit of Tenant, with the exception of the following                                 .

TENANT:

AUTOTRADER.COM, INC., a Delaware corporation

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

G-3-1

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LANDLORD:

PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership

By:	3003 Perimeter Summit Realty Corp., a Delaware corporation, general partner of Perimeter Summit Parcel 3 Limited Partnership

By:
Name:
Title:

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EXHIBIT H

SPECIAL STIPULATIONS

These Special Stipulations are hereby incorporated into this lease and in the event that they conflict with any provisions of this lease, these Special Stipulations shall control.

1.	Base Rental.

Rental Period	Base Rental Per Square Foot of Rentable Area
Year 1	$16.50
Year 2	$16.83
Year 3	$17.17
Year 4	$17.51
Year 5	$17.86
Year 6	$18.22
Year 7	$18.58
Year 8	$18.95
Year 9	$19.33
Year 10	$19.72
Year 11	$20.11
Year 12	$20.51
Year 13	$20.92
Year 14	$21.34
Year 15	$21.77

Notwithstanding the foregoing rent schedule, Landlord will provide Tenant an abatement of one hundred percent (100%) of the Base Rental and Tenant’s Forecast Additional Rental (the “Rental Abatement”) due for the Phase I Premises and the Phase II Premises during the months of January through June 2012, inclusive, and with respect to the Phase III Premises, an abatement for a period equal to the sum of six (6) consecutive months times the Phase III Proration (as defined in Exhibit C-3) commencing on the Phase III Commencement Date (collectively, the “Abatement Months”). All other charges and rent due hereunder with respect to the Premises shall continue to be due and payable during the Abatement Months. The Rental Abatement shall be amortized on a straight line basis over the initial Term of this lease and in the event of default by Tenant under this lease which continues beyond any applicable notice and cure period the then unamortized portion of the Rental Abatement, from and after the date of Tenant’s default (beyond all applicable notice and cure), shall be revoked, null and void. Following a Tenant default, which is not timely cured and for which Landlord terminates this lease pursuant to the terms hereof, in addition to any other remedies set forth in this lease, the amount of the then unamortized portion of the Rental Abatement shall become immediately due and payable to Landlord. Further, should Tenant be in monetary default (beyond any applicable notice and cure periods) under this lease at the time the Rental Abatement is otherwise due, no such Rental Abatement will be provided at that time until such monetary default is cured.

2. Garage Storage Space; Health Club. Landlord and Tenant acknowledge and agree that Tenant hereby leases the Garage Storage Space and agree that there will be no rent on the Garage Storage Space except as described below. The Garage Storage Space, except that portion which may be used as the Health Club (as hereinafter defined) as shown on Exhibit H-1, if constructed, may only be used by Tenant for the storage of personalty and no other purpose.

Tenant shall have the right to build out the portion of the Garage Storage Space depicted on Exhibit H-1 attached hereto as a health club exclusively serving the Tenant Parties and their respective employees and their families (the “Health Club”), such right to be exercisable by Tenant at any time prior to December 31, 2011. All plans and specifications for the Health Club shall be subject to Landlord’s prior review and approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord agrees to fund all reasonable, out-of-pocket costs of the initial build-out of the Health Club (up to but not in excess of $488,400.00) (the “Health Club Improvement Allowance”), which costs shall be amortized over the remaining initial Term of this lease utilizing a nine percent (9%) per annum interest rate and Tenant shall repay as rent hereunder such additional amortized costs to Landlord as and when Base Rental is payable hereunder. Within thirty (30) days after the funding thereof, Landlord and Tenant agree to execute a lease amendment evidencing the funding of the Health Club Improvement Allowance by Landlord and the corresponding increase in Base Rent. Any portion of the Health Club Improvement Allowance remaining after June 30, 2012 shall be forfeited by Tenant. The construction of the Health Club by Tenant, the review and approval by Landlord of the plans and the funding of the costs of the build-out shall be generally governed by Exhibit D attached hereto. Tenant shall be solely responsible for maintaining, furnishing, operating and repairing and replacing, at Tenant’s sole cost, the Health Club, with the standards for such maintenance, furnishing, operations, repairs and replacements to be determined by Tenant, in Tenant’s sole discretion, provided at a minimum, Tenant shall maintain the Health Club in compliance with applicable law as hereinafter set forth. Nothing herein shall mean or be construed to mean that Landlord or Tenant guarantee that the Health Club shall open or remain open for business. Tenant agrees, at its own expense, to promptly comply with any and all municipal, county, state and federal statutes, regulations, or requirements applicable or in any way relating to the use and operation of the Health Club, including, without limitation, obtaining and maintaining any required business license.

Tenant agrees to fully protect, indemnify, hold harmless and defend Landlord, Seven Oaks Management, LLC and Fifth Street Management Company, LLC (Landlord’s property managers) and their respective present or former officers, directors, trustees, employees, agents and assigns, as well as any affiliated entity or person from and against any and all loss, cost, injury, death of any person, liability, claims, liens, demands, taxes, penalties, fines, interest, actions, or causes of actions, suits, damages or expenses, cost of investigation and defense, including counsel or attorneys’ fees, of every nature whatsoever (collectively, “Claims”), or in any manner arising, whether incident to or in connection with the Health Club or performance of services as an athletic club contemplated under this lease which might result from the performance or nonperformance of any act, activity or service hereunder or from any negligent act or omission or willful misconduct of Tenant, its officers, agents and employees; provided, however, the indemnity, hold harmless and defense obligation shall not apply to the extent that any such Claims arise from the negligence or intentional misconduct of Landlord or its employees, agents, contractors or representatives.

3. Right to Verify Measurement of Premises.

(a) Landlord shall provide to Tenant the net rentable area calculations of the Building and Premises within thirty (30) days after the Phase I Turnover Date, Phase II Turnover Date and Phase III Turnover Date, but prior to the commencement of construction of the Phase I Leasehold Improvements, Phase II Leasehold Improvements and Phase III Leasehold Improvements, respectively, Tenant shall have the right to measure the usable square footage of the Building and the Building common areas of each floor of the Premises in order to determine the rentable area of the Premises and the Building in accordance with BOMA Standards by Tenant’s architect (the “Architect”). The Architect shall work in good faith with Landlord to resolve any discrepancies discovered in Tenant’s measurement.

(b) Any discrepancies discovered during the re-measurement which have been mutually agreed upon by Landlord and Tenant shall be reflected in Exhibit G-l, Exhibit G-2 and/or Exhibit G-3, as applicable, to this lease. Any discrepancies found by Tenant during the re-measurement period which are disputed by Landlord shall be resolved through binding arbitration in accordance with subsection (c) below. Once resolved, the numbers established during arbitration shall be reflected in an amendment to this lease and signed by both Landlord and Tenant. The amendment shall adjust all applicable changes, including, without limitation, to the size of the Premises, the size of the Building, the amount of Base Rental, the Phase I Tenant Improvement Allowance, the Phase II Tenant Improvement Allowance and the Phase III Tenant Improvement Allowance.

(c) If Landlord and Tenant shall fail to agree upon the re-measurement within thirty (30) days after Landlord’s receipt of a notice from Tenant’s Architect (the “Re-measurement Notice”), then Landlord and Tenant each shall give notice (the “Challenge Notice”) to the other setting forth their respective determinations of the measurement. Such measurement shall be determined upon written demand by either Landlord or Tenant through binding “baseball” arbitration under the commercial arbitration rules of the American Arbitration Association (“AAA Rules”) to the extent such AAA Rules are consistent with this lease. The arbitrator shall be an architect in the State of Georgia who shall have at least ten (10) years continuous experience in the business of measurement. The arbitrator shall be instructed to choose one of the determinations set forth in either Landlord’s or Tenant’s Challenge Notice within thirty (30) days after his/her selection and to allocate all costs and expenses of such arbitration (excluding legal and accounting fees and expenses incurred directly by Landlord or Tenant for its account) equally to each of the parties.

4. Restricted Use. During any period in which the Tenant Parties do not lease the Entire Building and so long as Tenant (or such Affiliate or Permitted Transferee, if applicable) is not in default under this lease beyond any applicable notice and cure periods, Landlord agrees that Landlord shall not enter into a lease or enter into an agreement with any of the following users:

(a) Dental office;

(b) Medical or chiropractic office;

(c) School or vocational office;

(d) Governmental agency; or

(e) Any other non-professional use similar to those listed above whose operations, employees, vendors or customers would be inconsistent with the Class A nature of the Building; provided, however, that during any period in which Tenant does not lease the Cafe Premises, Retail Premises or Auto Salon Garage Space, as applicable, Landlord may lease such premises to tenants or users so as to provide customary “amenities” in the Building consistent with the “amenities” found in other Class A office buildings.

5. Right of First Refusal. Landlord and Tenant acknowledge and agree that Tenant and Perimeter Summit Parcel 2 Limited Partnership, a Georgia limited partnership, the landlord and owner of that certain building located at 2002 Summit Boulevard, Atlanta, Georgia, are executing a letter agreement simultaneously with the execution of this lease regarding Tenant’s rights with respect to certain expansion space in the office building located at 2002 Summit Boulevard, Atlanta, Georgia (the “2002 Building”), as more particularly described in the letter agreement attached hereto as Exhibit K (the “First Refusal Right”).

6. Contraction Option. Provided Tenant is not in default under this lease beyond any applicable notice and cure period, Tenant shall have the one-time option (the “Contraction Option”) to reduce the size of the Premises by excluding therefrom up to seven (7) full floors, plus all or any portion of the first (1st) floor, in full floor increments (except as to the first floor), in up to three “blocks” of space with each “block” consisting of two (2) or more full floors, except Tenant shall have the right to exercise the Contraction Option with respect to one (1) single full floor, wherever located (the “Contraction Space”), effective as of the last day of the tenth (10th) lease year (as defined in Section 5.01(c) of this lease) of the Term of this lease (the “Contraction Space Termination Date”). Such Contraction Option shall be subject to the following terms and conditions:

(a) Tenant shall exercise the Contraction Option by providing Landlord with written notice thereof fifteen (15) months prior to the Contraction Space Termination Date, including specificity as to the square footage and location of the Contraction Space (in compliance with the criteria set forth above). In the event that the Contraction Space identified by Tenant is not comprised of the blocks or floors of space exactly as prescribed in the first sentence of this Special Stipulation No. 6, then Landlord shall have the right to approve or disapprove the Contraction Space and the location thereof, such approval not to be unreasonably withheld. If such Contraction Space is disapproved by Landlord, the parties agree to cooperate in good faith to identify mutually agreeable Contraction Space. If Tenant fails to timely exercise the Contraction Option, it shall lapse unexercised and Tenant shall have no further right to reduce the size of the Premises pursuant hereto.

(b) Within fifteen (15) business days after Tenant’s exercise of the Contraction Option hereunder, Landlord and Tenant agree to enter into an amendment to this lease to document such exercise, which amendment, in addition to the matters outlined above, shall adjust the square feet of net rentable area of the Premises, Tenant’s Percentage Share and all other provisions of this lease which are affected by a contraction in the size of the Premises. Tenant shall continue to be liable for its obligations under this lease to and through Contraction Space Termination Date, including, without limitation, any reconciliation of Tenant’s Percentage Share of Operating Expenses with respect to the Contraction Space.

(c) Tenant shall deliver to Landlord, no later than thirty (30) days prior to the Contraction Space Termination Date, an amount as a contraction fee (the “Contraction Fee”) equal to the sum of the unamortized portion (amortized at nine percent [9%] per annum) of leasing commissions, the Rental Abatement and Tenant Improvement Allowances for the Contraction Space. It is hereby acknowledged that the Contraction Fee is not a penalty but a reasonable pre-estimate of the damages that would have been incurred by Landlord as a result of such contraction (which damages are impossible to calculate more precisely) and, in that regard, constitutes liquidated damages with respect to such loss.

(d) The right granted to Tenant under this Special Stipulation No. 6 is personal to Tenant, but may be exercised by any Affiliate of Tenant or any transferee through a Permitted Transfer. In the event of any other assignment of this lease or sublease by Tenant, this Contraction Option shall thenceforth be void and of no further force or effect. Additionally, in the event that Tenant exercises this Contraction Option, the First Refusal Right as set forth in Special Stipulation No. 5 above shall be void immediately upon the delivery of the contraction notice from Tenant to Landlord.

7. Extension Options. So long as this lease is in full force and effect and Tenant is not in default beyond any applicable notice and cure period in the performance of any of the covenants or terms and conditions of this lease at the time of notification to Landlord or at the time of commencement of the applicable Extension Term, as that term is hereinafter defined, Tenant shall have the option (each, an “Extension Option”) to extend the Term, at Tenant’s election, for either (a) the entire Premises or (b) a portion of the Premises consisting of a minimum of 150,000 square feet of net rentable area in the Building in full floor increments, and subject to the criteria set forth in the immediately succeeding sentence, for up to four (4) additional periods of five (5) years each (each, an “Extension Term”), on the same terms and conditions of this lease, except the Base Rental shall be adjusted to ninety-five percent (95%) of the Prevailing Market Rate (as that term is defined in Exhibit I attached to this lease), subject to the following terms and conditions: Tenant shall provide Landlord with no less than eighteen (18) months written notice prior to the expiration of the initial Term or the applicable Extension Term of its desire to extend the Term and shall identify to Landlord whether or not Tenant proposes to lease all of the Premises or the portion of the Premises to be extended. If Tenant elects to renew with respect to only a portion of the Premises, the portion of the Premises to be returned to Landlord shall be in full floors in up to three (3) “blocks” of space with each “block” being at least two (2) full floors, except Tenant shall have the right to elect to not renew (and thereby exclude from the Premises) with respect to one (1) single full floor wherever located. Within fifteen (15) days after Tenant’s exercise of the applicable Extension Option, Landlord shall advise Tenant in writing of its determination of the Prevailing Market Rate, on a rentable square foot basis, as of the beginning of the then-applicable Extension Term and any escalations of said Prevailing Market Rate during the then-applicable Extension Term. Within thirty (30) days of receipt of

Landlord’s applicable notice, Tenant shall advise Landlord, in writing, whether or not Tenant accepts or rejects the Prevailing Market Rate proposed by Landlord. If Tenant accepts such rate in writing, then the Base Rental rate during the applicable Extension Term shall be said rate with escalations as provided in the determination, if any. If Tenant rejects in writing the Prevailing Market Rate proposed by Landlord, Landlord and Tenant shall negotiate diligently and in good faith for a period of fifteen (15) days to reach a mutual agreement on the Prevailing Market Rate. If the parties are unable to come to an agreement within such period, Tenant shall have the option, exercisable by written notice delivered to Landlord within fifteen (15) days after the expiration of such fifteen (15) day period, to elect to either (i) arbitrate such Rate or (ii) withdraw and rescind Tenant’s notice of exercise of the applicable Extension Option and allow the then-current Term to expire.

If Tenant elects to arbitrate the Prevailing Market Rate, Tenant shall have the option to specify in such notice its selection of a real estate broker, who shall act on Tenant’s behalf in determining the Prevailing Market Rate. Within fifteen (15) days after Landlord’s receipt of Tenant’s selection of a real estate broker, Landlord, by written notice to Tenant shall designate a real estate broker, who shall act on Landlord’s behalf in the determination of the Prevailing Market Rate. If the two (2) brokers are unable to agree upon the Prevailing Market Rate within fifteen (15) days following the appointment of Landlord’s broker, the two brokers shall select a third broker meeting the qualifications stated below. Within three (3) business days after such third broker is appointed, the appointed third broker shall select one of the other two brokers determinations and such third broker will notify Landlord and Tenant of such determination of the Prevailing Market Rate, which determination shall be binding upon both Landlord and Tenant. In the event that the arbitration process has not been completed prior to the commencement of the applicable Extension Term, then upon commencement of the applicable Extension Term, and until the process is completed (the “Interim Period”), Tenant shall pay Landlord monthly Base Rental equal to the Base Rental for the immediately preceding lease year (as defined in Section 5.01(c) of this lease), until the increase or decrease in the Base Rental is determined by such process as provided herein; provided, however, that such payments made during the Interim Period shall be subject to adjustment based upon the results of such process. If, as a result of such arbitration process, it is determined that Tenant has underpaid Base Rental during the Interim Period, then such underpaid Base Rental shall be due from Tenant to Landlord within ten (10) days after expiration of the Interim Period. If, as a result of such arbitration process, it is determined that Tenant has overpaid Base Rental during the Interim Period, then such overpaid Base Rental shall be due to Tenant by Landlord within ten (10) days after expiration of the Interim Period. All brokers selected in accordance with this Special Stipulation No. 7 must be licensed in the State of Georgia as a real estate broker and shall have at least ten (10) years prior experience in commercial office leasing in the metropolitan Atlanta, Georgia area. If either Landlord or Tenant fails or refuses to select a broker, the other broker shall alone determine the Prevailing Market Rate. Landlord and Tenant agree that they shall be bound by the determination of Prevailing Market Rate pursuant to this Special Stipulation No. 7 for the applicable Extension Term. Landlord shall bear the fee and expenses of its broker and Tenant shall bear the fee and expenses of its broker. Each of the parties shall bear one-half (1/2) of the cost of the third broker’s fee.

If Tenant elects to extend this lease as to only a portion of the Premises, then prior to the commencement of the Extension Term, Tenant shall surrender possession of the portion of the Premises for which this lease is not extended to Landlord in the condition required for surrendered premises under Section 4.01 of this lease, but subject to the limitations on such surrender obligations set forth in Section 5.01(e) of this lease.

The right granted to Tenant under this Special Stipulation No. 7 is personal to Tenant, but may be exercised by any Affiliate of Tenant or any transferee through a Permitted Transfer. In the event of any other assignment of this lease or sublease by Tenant, the Extension Options granted to Tenant herein shall thenceforth be void and of no further force and effect.

8. Building Parapet Signage. Provided AutoTrader.com, Inc. (or any Affiliate of Tenant or any transferee through a Permitted Transfer) leases and occupies at least 150,000 square feet of net rentable area of the Premises and so long as such named Tenant (or such Affiliate of Tenant or any such transferee through a Permitted Transfer) is not in a monetary event of default under this lease beyond the expiration of any applicable notice and cure period (collectively, the “Signage Criteria”), then Tenant (or any Affiliate of Tenant or any transferee through a Permitted Transfer) shall have the exclusive right to install and maintain its name and logo on two (2) sides of the Building parapet (the “Building Parapet Signs”), subject to the following terms and conditions:

The letters on the Building Parapet Signs shall have a maximum height of seven (7) feet. Tenant’s name and logo will be slightly larger than the letters, subject to Landlord’s prior approval, which shall not be unreasonably withheld, conditioned or delayed. The location, design, construction, size and other aspects of such Building Parapet Signs shall be generally as described on Exhibit M. Otherwise, all such aspects of such Building Parapet Signs, including, without limitation, all modifications, replacements or alterations thereto shall be subject to Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In addition, the Building Parapet Signs shall be subject to the approval of DeKalb County, which approval Landlord shall reasonably cooperate with Tenant in obtaining.

The expense of installing, constructing, maintaining and removing the Building Parapet Signs shall be the sole cost and expense of Tenant (the initial cost of which shall be subject to application of the Tenant Improvement Allowances and all subsequent costs for which shall be paid directly by Tenant to Landlord). Tenant shall be responsible for all costs and expenses associated with the Building Parapet Signs and Tenant shall promptly repair any damage to the Building resulting from the installation, construction, maintenance or removal of such Building Parapet Signs, normal wear and tear, fire or other casualty excepted.

Unless caused by the negligence or willful misconduct of Landlord, its agents or employees, Tenant hereby agrees to indemnify and hold Landlord harmless for any cost, expense, loss or other liability associated with the installation, construction, maintenance and removal of the Building Parapet Signs.

Upon the expiration or earlier termination of this lease or in the event Tenant’s signage rights (or any Affiliate of Tenant or any transferee through a Permitted Transfer) hereunder are terminated pursuant to the terms hereof, Tenant shall promptly remove the Building Parapet Signs and Tenant shall promptly repair any damage to the Building resulting from the removal of such Building Parapet Signs.

In the event that Tenant (and/or its Affiliates or its transferees through a Permitted Transfer) leases and occupies less than fifty percent (50%) of the net leasable area of the Building (but more than 150,000 rentable square feet), then Tenant’s rights to the Building Parapet Signs shall be nonexclusive and in the event Landlord desires to provide on-building signage to another tenant, Landlord shall have the right to cause Tenant to remove one (1) of the Building Parapet Signs from the Building. The Building Parapet Signs to be removed shall be the side designated under the zoning regulations as the secondary facade sign (not the primary facade sign).

9. Monument Signage. Provided AutoTrader.com, Inc. (or any Affiliate or any transferee under a Permitted Transfer) leases and occupies at least 150,000 square feet of net rentable area of the Premises and so long as such named Tenant (or such Affiliate of Tenant or any such transferee under a Permitted Transfer) is not in a monetary event of default under this lease beyond the expiration of any applicable notice and cure period, Tenant (or such Affiliate of Tenant or any such transferee under a Permitted Transfer) shall have the right at its sole cost and expense, to install and maintain its name on both sides of the existing monument sign adjacent to the Building (the “Monument Signage”), subject to the following terms and conditions:

(a) The design, construction, size, Tenant’s identification, location, and other aspects of such Monument Signage shall be generally as shown or described on Exhibit M. Otherwise, all other aspects of the Monument Signage, including, without limitation, all modifications, replacements or alterations shall be subject to Landlord’s prior written consent, which consent shall not be unreasonably withheld or delayed.

(b) The expense of installing, constructing, maintaining and removing Tenant’s Signage shall be the sole cost and expense of Tenant (the initial cost of which shall be subject to application of the Tenant Improvement Allowances and all subsequent costs for which shall be paid directly by Tenant to Landlord). For avoidance of doubt, Tenant shall be responsible for all costs and expenses associated with the Monument Signage (i.e., Tenant’s name on the monument sign), which costs shall be deducted out of the Tenant Improvement Allowances.

10. Additional Signage Rights/Restrictions. In addition to the foregoing, during any period in which AutoTrader.com, Inc. (or any Affiliate of Tenant or any transferee under a Permitted Transfer) leases and occupies at least 150,000 square feet of net rentable area of the Premises and so long as such named Tenant (or such Affiliate of Tenant or any such transferee under a Permitted Transfer) is not in a monetary event of default under this lease beyond the expiration of any applicable notice and cure period, Tenant shall be entitled, at Tenant’s sole expense, to the following additional signage rights, all subject to the prior written approval of Landlord, which shall not be unreasonably withheld, conditioned or delayed as to location, design, construction, size, and all other aspects:

(a) Tenant may install and maintain identification signage on the outside wall of the Building adjacent to the entry doors; and

(b) Tenant may erect signage on floor elevator lobbies, in corridors and on any other portions of floors on which Tenant occupies a full floor.

Landlord hereby agrees that during the Term of this lease and so long as Tenant (or any Affiliate of Tenant or any transferee under a Permitted Transfer) is entitled to the Building Parapet Signs on the exterior of the Building in accordance with Special Stipulation No. 8 above, Landlord will not provide any exterior Building signage to, or name the Building after, Landlord or its affiliates or any other tenants of the Building or any third parties.

Tenant hereby acknowledges and agrees that all of the signage rights contained in the foregoing Special Stipulation Nos. 8 and 9 and this Special Stipulation No. 10 are personal to Tenant (or any Affiliate of Tenant or any transferee under a Permitted Transfer) and shall not be assigned to any assignee or sublessee of Tenant.

11. Fiber Optic Cable License. The Tenant Parties shall have the right, without the payment of any additional rent, to construct, install, operate, maintain, repair, disconnect, replace and remove coaxial and/or fiber optic cable installed by the Tenant Parties (collectively, “Cable”) and related equipment (“Related Equipment”; the Cable and Related Equipment are herein together referred to as the “Cable Equipment”) at, on, in and under the property upon which the Premises are located as necessary to provide Cable services to the Premises, subject to the prior written consent of Landlord as to all aspects of the installation, operation, maintenance, repair, disconnection, replacement and removal of the Cable Equipment, such consent not to be unreasonably withheld. In the event that Landlord shall fail to grant or deny such approval within ten (10) days following receipt of Tenant’s written request therefor, then Landlord shall be deemed to have approved such request. No trenching, digging or other earth-moving activities may be performed in connection with the rights in this Special Stipulation No. 11 without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion as to all aspects of such activities. Tenant agrees that no new Cable Equipment other than the Tenant Parties’ Cable will be installed outside of the Building by Tenant without Landlord’s prior written consent, such consent not to be unreasonably withheld, and that Tenant will use commercially reasonable efforts to use, connect with, or tie into, the conduit or cable already existing at the Project. The Cable Equipment shall be and remain the property of the Tenant Parties throughout the Term of this lease. Tenant shall, at its sole cost and expense, maintain any Cable Equipment in good condition and repair. Landlord shall not unreasonably interfere with the installation or use of the Cable Equipment inside the Building by the Tenant Parties so long as the Tenant Parties comply with the terms of this lease and this Special Stipulation No. 11. Upon the expiration or earlier termination of the Term of this lease, the Tenant Parties shall not be obligated to remove the Cable Equipment located within the Premises, but Landlord, at its option, may require Tenant or Tenant’s Affiliates to remove any or all of the Cable Equipment located outside the Premises or the Building. Landlord hereby acknowledges that the Tenant Parties and their respective agents, employees, officers and vendors will require access to, and entry upon and exit from, the property from time to time in connection with the exercise of Tenant’s rights under this Special Stipulation No. 11, and Landlord agrees to permit such access, entry and exit and to otherwise reasonably cooperate therewith so long as such actions do not interfere with the use and operation of the Building and Parking Facility by Landlord or the other tenants and occupants therein.

In furtherance of the foregoing, Landlord agrees to cause the owners of the office building located at 1001 Summit Boulevard (the “1001 Building”) and the 2002 Building to grant Tenant, at no additional cost or expense to Tenant, a non-exclusive license agreement in the form attached hereto as Exhibit S to use the conduit, as more particularly shown on Exhibit R attached hereto, that Landlord will be installing, prior to the Phase I Commencement Date, between the Building, the 1001 Building and the 2002 Building for the purpose of installing, operating, maintaining, repairing and replacing its Cable in order to connect its offices in the Building, the 1001 Building and the 2002 Building.

In addition to the foregoing, Tenant agrees to provide Landlord at least 24 hours prior written notice and agrees to be accompanied by a representative of Landlord prior to entering into any other tenant’s premises within the Building, the 1001 Building or the 2002 Building in order to pull or remove cable or for any other reason in exercising its rights under this Special Stipulation No. 11 or prior to entering into the main point of penetration for the 1001 Building located in AT&T’s telephone room which is located within Hewlett-Packard’s data center within its premises or the main point of penetration for the 2002 Building located in AT&T’s telephone room.

Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, contractors and representatives, harmless from and against any and all costs, claims, damages (including, but not limited to, any damage to the Building, the roof or Landlord’s property), causes of action and liability which may arise by reason of any occurrence attributable to or arising out of Tenant’s installation, maintenance, repair, operation or removal of any of the Cable Equipment, including without limitation, any claim or cause of action for injury to or death of any person or damage to any property arising therefrom and Tenant agrees to defend any claim or demand against Landlord, its agents or employees arising out of any such occurrence, provided, in no event shall Tenant be obligated to indemnify, defend or hold harmless Landlord for any work performed by or on behalf of Landlord or for any damages arising out of the negligence or intentional misconduct of Landlord, or its employees, agents, contractors or representatives.

12. Use of Roof and Building Structure. The Tenant Parties shall have the non-exclusive right to install, maintain and operate satellite, video, and communication reception equipment together with all cable, wiring, conduits and related equipment (collectively, the “Communication Equipment”), which Communication Equipment shall be and remain the property of the Tenant Parties, on the roof of the Building, subject to the following terms and conditions:

(a) The location, frequency, size, number or amount, and all other aspects of the Communication Equipment shall be approved by Landlord prior to the installation of the Communication Equipment by the Tenant Parties, such approval not to be unreasonably withheld. In the event that Landlord shall fail to grant or deny such approval within ten (10) days following receipt of Tenant’s written request therefor, then Landlord shall be deemed to have approved such request. Such Communication Equipment, and the installation and operation of same, shall be subject to all applicable governmental approvals, rules and regulations and any declaration affecting the Land. Tenant shall deliver to Landlord plans and specifications for the installation of the Communication Equipment and the surrounding screening (if required by applicable law or recorded declarations, covenants or restrictions) for review and approval by Landlord’s engineer not less than thirty (30) days prior to commencing installation of the Communication Equipment. Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in connection with Landlord or its designated agent’s review and approval of such plans and specifications as well as ensuring Tenant’s compliance with this provision, provided, in no event shall Tenant’s reimbursement obligations under this sentence exceed $1,500.

(b) Tenant shall cause the Communication Equipment to be installed in a reasonably aesthetically pleasing manner and exercise all reasonable steps to shield or screen the Communication Equipment from public view.

(c) Tenant shall cause the Communication Equipment to be operated in compliance with all applicable laws, rules, regulations and ordinances.

(d) Landlord shall perform all roof penetrations and modifications necessary for the installation, maintenance or removal of the Communication Equipment. Tenant will reimburse Landlord for all actual costs and expenses incurred by Landlord in connection with such roof penetrations and modifications. Tenant shall use commercially reasonable efforts to cause the use existing conduit and roof penetrations for the installation and operation of its Communication Equipment.

(e) Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, contractors and representatives, harmless from and against any and all cost, claims, damages (including, but not limited to, any damage to the Building, the roof or Landlord’s property), causes of action and liability which may arise by reason of any occurrence attributable to or arising out of the Tenant Parties’ installation, maintenance, repair, operation or removal of any of the Communication Equipment, including without limitation, any claim or cause of action for injury to or death of any person or damage to any property arising therefrom and Tenant agrees to defend any claim or demand against Landlord, its agents or employees arising out of any such occurrence, provided, in no event shall Tenant be obligated to indemnify, defend or hold harmless Landlord for any work performed by or on behalf of Landlord pursuant to Paragraph 12(d) above of this Special Stipulation No. 12, nor for any injury or damages arising from the negligence or intentional misconduct of Landlord or its employees, contractors, agents or representatives. Tenant shall, upon thirty (30) days prior written notice from Landlord, reimburse Landlord for all costs and expenses incurred by Landlord as a result of the Tenant Parties’ operation of the Communication Equipment, including damages to the Building and the furnishing of electric power for the operation of the Communication Equipment.

(f) Upon the expiration or earlier termination of this lease, Tenant shall promptly cause the Communication Equipment to be removed and all damage to the Building caused thereby to be repaired at its sole expense, failing which, Landlord may do so at Tenant’s sole expense.

(g) Any tenants or licensees of the Building with one or more antennas of satellite equipment installed on the roof of the Building prior to the Effective Date of this lease shall have the right to continue to operate, maintain and repair such equipment until such tenants or licensees no longer occupy space in the Building. The Communication Equipment shall not hinder or unreasonably interfere with any other tenants’ or licensees’ installation, operation and maintenance or repair of antenna or satellite equipment, to the extent that such tenants and licensees were occupants of, and the applicable equipment of such tenants or licensees was installed on, the Building prior to the Effective Date of this lease.

(h) Landlord reserves the right to enter into licenses with other users for space on the roof of the Building so long as such users’ equipment does not interfere with the use and operation of Tenant’s Communication Equipment and the right to enter into a contract with a third-party manager for the leasing and management of the roof of the Building. Tenant shall be responsible for complying with all reasonable rules and regulations established by such manager, provided, at no time during the Term of this lease shall Tenant be charged or assessed a fee or charge for rental of the roof top space for use of the Communication Equipment.

(i) Landlord shall reasonably cooperate with Tenant in obtaining all necessary permits and connections for the installation and use of the Communication Equipment. Tenant shall be entitled, at no additional charge, to use its pro rata share of the existing risers in the building to install its Communication Equipment. In the event additional capacity is needed, Tenant shall have the right to provide such additional capacity, subject to Landlord’s prior written approval of all aspects of such additional capacity, which consent shall not be unreasonably withheld, conditioned or delayed.

13. Emergency Generator. So long as this lease is in full force and effect and Tenant is not in default hereunder beyond any applicable notice and cure periods, Tenant shall have the right, at its sole cost and expense, to install and maintain up to a 1200 KVA emergency generator adjacent to the Building serving the Premises, subject to the following terms and conditions:

The location, design, construction, size, capacity and all other aspects of such generator shall be subject to Landlord’s prior approval, which approval shall not be unreasonably withheld, conditioned or delayed. All costs associated with installing and constructing such generator, including, without limitation, installation and connection of power feeds, cabling, pad site installation, and the like, shall be Tenant’s sole responsibility. However, at Tenant’s option, such costs may be paid out of the Tenant Improvement Allowances. The generator must comply with, and be installed in accordance with, all applicable governmental rules and regulations.

Tenant shall shield or screen the generator from public view. In the event that the generator is located in the Parking Facility, any parking space(s) taken by the generator shall be counted towards the total number of parking spaces allocated to Tenant under this lease.

The expense of maintaining and removing the generator shall be the sole cost and expense of Tenant. Tenant shall be responsible for all costs and expenses associated with such generator and Tenant shall promptly repair any damage to the Building or the Land resulting from the installation, construction, maintenance or removal of such generator. Upon the termination or expiration of this lease, Tenant shall promptly remove the generator at its sole cost and expense. Tenant shall restore any portion of the Building or Land affected by the generator to substantially the same condition existing prior to the installation of the generator, normal wear and tear and damage by casualty and condemnation excepted.

14. Supplemental HVAC Systems. Landlord and Tenant acknowledge and agree that Tenant shall require twenty-four (24) hours a day, seven (7) days a week cooling for Tenant’s equipment room in the Premises.

The supplemental units available to tenants in the Building use condenser water that is supplied by the same pumps which provide condenser water to the SWUDs (self contained water cooled device) on each floor of the Building.

The condenser water in the Building is available twenty-four (24) hours a day, seven (7) days a week, because one (1) condenser pump operates continuously even if no mechanical cooling is required.

The air handlers on each floor of the Building are called SWUDs (self contained water cooled device), which sole purpose is to provide cooling for the floors, not for data room cooling, in the Building. The units are made by Mammoth, Model Number SWOP 45927AL2MY310101212Y.

Additionally, Tenant shall have the right to install supplemental HVAC systems to serve the Premises (“Supplemental HVAC”) in locations reasonably approved by Landlord. Tenant shall be solely responsible for all repair and maintenance of the Supplemental HVAC and shall keep in place a maintenance contract for such Supplemental HVAC which includes the replacement of filters, belts, refrigerant, and any and all parts. All such repairs and replacements required by this provision shall be made only by maintenance contractors who are licensed contractors in the State of Georgia. Notwithstanding anything in this lease to the contrary, Tenant shall have the right, but not the obligation, to remove such Supplemental HVAC from the Premises at the expiration or earlier termination of this lease.

15. Extra Utilities and Services. In the event Tenant requires utilities (other than electricity), HVAC and/or services in excess of what Landlord is required to provide during business hours or at time other than during business hours, Landlord agrees to provide such extra utilities and services, and Tenant agrees to reimburse to Landlord its reasonable, actual and documented costs of providing such extra utilities and services (actual costs), without a profit to or overhead charge by Landlord.

16. Sustainable Design and Construction Design. Landlord acknowledges and agrees that Tenant may construct the Premises in accordance with certain sustainable design and construction guidelines, and Landlord agrees to cooperate in good faith, but at no additional cost or expense to Landlord, in conjunction therewith.

17. Environmental Condition. Landlord represents and warrants, to the best of Landlord’s knowledge, to Tenant that there are no Hazardous Materials in the Building in violation of any laws as of the Effective Date. Landlord shall be solely responsible, at its sole cost and expense, for all costs in removing any Hazardous Materials in the Building not introduced by Tenant.

18. Repair and Maintenance of Bathrooms. Notwithstanding anything in this lease to the contrary, Landlord agrees, at Tenant’s sole cost and expense but subject to the limitations hereinafter set forth, to maintain and repair the bathrooms on all full floors leased and occupied by Tenant and replace the improvements therein as directed by Tenant or as otherwise necessary to ensure that all such bathrooms are in compliance with all applicable laws (collectively, the “Bathroom Repairs”). Notwithstanding the foregoing, in the event that the cost of any such Bathroom Repairs in any one instance shall exceed Ten Thousand and 00/100 Dollars ($10,000.00), Landlord shall, in each such case, obtain Tenant’s written approval prior to undertaking any such Bathroom Repairs. Subject to the limitations of this Special Stipulation No. 18, any costs attributable to such Bathroom Repairs shall be considered an Operating Expense pursuant to the terms of this lease. If and to the extent the cost of such Bathroom Repairs is considered a capital expense under generally accepted accounting principles, then Landlord shall notify Tenant in writing prior to incurring any such capital expense and such expense shall only be made with Tenant’s prior written consent. In addition, if such capital expense is approved by Tenant, then (i) to the extent that such Bathroom Repairs are performed prior to tenth (10th) anniversary of the Phase I Commencement Date, Tenant shall pay Landlord, within thirty (30) days after invoice therefor by Landlord, for the cost of such capital expense, plus a two and one quarter percent (2.25%) administrative fee, and (ii) to the extent that such Bathroom Repairs are performed after the tenth (10th) anniversary of the Phase I Commencement Date, and provided such Bathroom Repairs are generally consistent with building standards (as determined by Landlord in Landlord’s sole but reasonable discretion), the cost of such Bathroom Repairs shall be deemed an ordinary Operating Expense reimbursable by Tenant in accordance with Section 2.04 of this lease notwithstanding any other provisions of this lease to the contrary.

19. Computer Room. Landlord and Tenant acknowledge and agree that a portion of the Phase I Premises located on Floor 3 of the Building consisting of (i) a main data room containing approximately 3,724 square feet of net rentable office area; (ii) an auxiliary support room containing approximately 352 square feet of net rentable office area; and (iii) an equipment repair room containing approximately 812 square feet of net rentable office area (containing in the aggregate 4,888 square feet of net rentable office area, all as more particularly shown on Exhibit V attached to this lease, and collectively referred to herein as the “Computer Room Premises”) may be utilized by Tenant as a computer room/data center requiring Tenant’s total rated electrical design load to exceed seven and one-half (7.5) watts of per square foot of rentable area of the Computer Room Premises. All terms and conditions related to the design and installation of any additional electrical equipment set forth in Section 3.01(f) shall apply to the Computer Room Premises. If any of Tenant’s electrical equipment in the Computer Room Premises requires conditioned air in excess of Building Standard air conditioning, the same shall be installed by Tenant, and Tenant shall pay all reasonable design, installation, and operating costs incurred by Tenant in conjunction therewith. Landlord and Tenant acknowledge that the Computer Room Premises contains additional computer room air conditioning units (“CRAC” units) and power distribution units (“PDUs”), as more particularly set forth on Exhibit V-1 attached to this lease (collectively, the “Computer Room Premises Equipment”), and Tenant acknowledges that Tenant accepts the Computer Room Premises Equipment “as is” and “without warranty” of any kind. Tenant shall have the right to operate, maintain, repair, replace and/or dispose of the Computer Room Premises Equipment, at Tenant’s sole discretion and without any obligation to pay or reimburse Landlord therefor. In the event that Tenant elects, in Tenant’s sole discretion, to have unique or supplemental janitorial services for the Computer Room Premises, Landlord shall promptly provide such janitorial services for the Computer Room Premises, and the cost thereof shall be deemed ordinary Operating Expenses reimbursable by Tenant in accordance with Section 2.04 of this lease.

EXHIBIT H-1

HEALTH CLUB FLOOR PLAN

H-1-1

EXHIBIT I

PREVAILING MARKET RATE

“Prevailing Market Rate” shall be defined as the then fair market net rental value of the Premises computed as of the date of commencement of the applicable Extension Term determined in accordance with the provisions set forth below. The fair market net rental value of the Premises shall mean the net rental that would be agreed to by a landlord and a new tenant, each of whom is willing, but neither of whom is compelled, to enter into the lease transaction. The fair market net rental value shall be determined on the basis of the assumptions that the fair market net rental value shall be projected to the commencement date of the applicable Extension Term. The net fair market rental value to be determined shall not take into account any existing tenant improvements or any special uses or rights afforded Tenant under this lease in connection with the Premises, but shall take into account all relevant factors, including the following:

i.	Rental for comparable premises in comparable existing buildings (taking into consideration, but not limited to, use, location and/or floor level within the applicable building, definition of net rentable area, quality, age and location of the applicable buildings);

ii.	The rentable area of the premises being leased;

iii.	The length of the pertinent rental term;

iv.	The extent to which the tenant improvement allowance, rent credit, moving allowance, space planning allowance, commissions, or similar inducements given to Tenant are less than that which would have been given to a comparable new tenant in a comparable building; and

v.	The quality and credit worthiness of the tenant.

I-1

EXHIBIT J

LIST OF REMOVAL ITEMS

1.	Kitchen/Cafeteria (above the 1st Floor)
2.	Internal stairwells
3.	Raised flooring of more than one (1) floor
4.	Media studios
5.	Auditorium
6.	Rooftop equipment

J-1

EXHIBIT K

FORM OF SIDE LETTER AGREEMENT

                        , 2010

AutoTrader.com, Inc.

___________________

___________________

Attn:

RE:	Lease Agreement dated , 2010 (the “Lease”), between Perimeter Summit Parcel 3 Limited Partnership, as Landlord, and AutoTrader.com, Inc., as Tenant, for the lease of all of the office space in the office building located at 3003 Perimeter Summit, Atlanta, Georgia (the “3003 Premises”)

Dear Sir/Madam:

The undersigned, Perimeter Summit Parcel 2 Limited Partnership, a Georgia limited partnership, an affiliate of Landlord (the “2002 Landlord”) and the owner of the office building located at 2002 Perimeter Summit, Atlanta, Georgia (the “2002 Building”), hereby grants to Tenant the right (the “First Refusal Right”) to lease the First Refusal Space, as hereinafter defined, at any time during the initial lease term and any extension thereof, subject to and in accordance with the following terms and conditions. The First Refusal Right is not effective or exercisable by Tenant during the existence of a default by Tenant under the Lease beyond any applicable notice and cure period.

(a) The “First Refusal Space” shall mean any space in the 2002 Building that becomes available for lease. The First Refusal Space shall be “available for lease” if (i) the space is not then leased to a third party or (ii) the space will become vacant because the current tenant’s lease has or will expire and such tenant has vacated the First Refusal Space.

(b) Should the 2002 Landlord receive from a prospective third party tenant an offer to lease, which offer the 2002 Landlord is willing to accept, or give to a prospective tenant an offer, which offer such prospective tenant is prepared to accept, the First Refusal Space or any premises within the Building containing all or a portion of the First Refusal Space (the “Third Party Offer”), the 2002 Landlord agrees promptly to so notify Tenant in writing of the Third Party Offer. Tenant shall have a period of ten (10) business days after the date of the notice to Tenant within which to exercise the First Refusal Right (the “Acceptance Period”) by delivery to the 2002 Landlord of written notice of its exercise on or before the last day of the Acceptance Period. Tenant acknowledges and agrees that the 2002 Landlord may notify Tenant of the Third Party Offer simultaneously with the notice to any other tenant which has a superior or inferior right to such space, and Tenant’s right to accept is conditioned upon all other tenants having a superior right electing not to so exercise their respective rights, provided, no such tenant shall have a superior right unless and only to the extent that such tenant is identified in paragraph (f) below of this letter agreement. If Tenant fails to duly and timely exercise the First Refusal

Right, or elects not to exercise the First Refusal Right, the same shall, subject to reinstatement as set forth below, lapse, and be of no further force and effect, and the 2002 Landlord shall be free to lease the First Refusal Space or portion of the First Refusal Space so offered to such third party pursuant to the terms of the Third Party Offer.

(c) Within thirty (30) days after the effective date of Tenant’s exercise of the First Refusal Right, the 2002 Landlord and Tenant shall enter into a new lease for the First Refusal Space (the “2002 Lease”), which 2002 Lease shall subject the First Refusal Space or any premises within the Building containing all or a portion of the First Refusal Space, which is contained in the Third Party Offer, to the terms and conditions, in all respects, contained in the Lease, as modified by the economic terms of the Third Party Offer, including, without limitation, the tenant improvement allowance, if any, provided under the Third Party Offer; notwithstanding the foregoing, the term of Tenant’s lease of the First Refusal Space shall, at Tenant’s option, be coterminous with the term of the Lease with respect to the 3003 Premises and, to the extent that Tenant elects for the term of the 2002 Lease to be coterminous with the term of the Lease, any tenant improvement allowance under the Third Party Offer shall be adjusted to account for such coterminous expiration (that is to say, if the term of the Third Party Offer is different than the term of the Lease, the Third Party Offer tenant improvement allowance shall be prorated as follows: tenant improvement allowance contained in the Third Party Offer times a fraction, the numerator of which is the number of months remaining in the term of the Lease, and the denominator of which is the number of months in the term of the Third Party Offer, but in no event shall such fraction equal more than 1.0).

(d) Tenant’s improvements to the First Refusal Space shall be designed and installed generally in accordance with the Lease.

(e) If Tenant fails to or elects not to exercise the First Refusal Right and the third party submitting the Third Party Offer does not lease the First Refusal Space within one hundred eighty (180) days after Tenant’s receipt of Landlord’s notice of the Third Party Offer, or such third party shall lease the First Refusal Space and such lease shall expire or otherwise terminate during the lease term of the Lease, the First Refusal Space shall again become subject to the First Refusal Right herein contained.

(f) The First Refusal Right shall be subject to the existing rights that have been granted to the following tenants in the 2002 Building: (i) an existing first refusal right currently in effect for Cox Communications, Inc. (“Cox”) and any Affiliate of Cox or any transferee under a Permitted Transfer (as those terms are defined in the Cox Lease, as defined herein), pursuant to that certain Lease Agreement dated May [sic], 2008, as amended (collectively, as so amended, the “Cox Lease”), between Perimeter Summit Parcel 2 Limited Partnership, as Landlord, and Cox, as Tenant, and (ii) existing expansion and renewal rights of existing tenants in the 2002 Building as of the Effective Date (as defined in the Lease).

(g) Further, in the event Tenant fails or elects not to exercise the First Refusal Right with respect to the First Refusal Space, Tenant’s rights hereunder shall be subject to and subordinate to any expansion rights, extension or renewal rights, rights of first offer or refusal and all similar rights described in the Third Party Offer.

(h) The right granted to Tenant under this letter agreement is personal to Tenant, but may be exercised by any Affiliate (as defined in the Lease) of Tenant or any transferee under a Permitted Transfer (as defined in the Lease). In the event of a termination of the Lease, or any other assignment of the Lease or sublease by Tenant, this letter agreement shall thenceforth be void and of no further force and effect.

(i) In the event that Tenant shall exercise its Contraction Option under the Lease, then the First Refusal Right set forth in this letter agreement shall be null and void and of no further force and effect.

Tenant, by its signature below, hereby agrees to abide by all terms, obligations and conditions of this side letter agreement with respect to the First Refusal Space.

If you are in agreement with the foregoing, please evidence such agreement by signing both originals of this letter and returning one original to my attention. Thank you.

Sincerely,

2002 LANDLORD:

PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, a Georgia limited partnership

By:	2002 Perimeter Summit Realty LLC, a Delaware limited liability company, as General Partner

By:
Name:
Title:

Acknowledged and agreed to as of this day of , 2010:

AUTOTRADER.COM, INC., a Delaware corporation

By:
Name:
Title:

EXHIBIT L

FORM OF LEASE GUARANTY

WHEREAS, PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership, hereinafter referred to as “Landlord” and AUTOTRADER.COM, INC., a Delaware corporation, hereinafter referred to as “Tenant” (as further defined), have simultaneously executed or are about to execute a lease of space with respect to certain space (the “Premises”) in the building located at 3003 Summit Boulevard hereinafter called the “Lease” wherein Landlord will lease the Premises to Tenant, and,

WHEREAS, COX ENTERPRISES, INC., a Delaware corporation, hereinafter referred to as “Guarantor”, has a financial interest in Tenant, and,

WHEREAS, Landlord would not enter into the Lease if Guarantor did not execute and deliver to Landlord the Lease Guaranty (this “Guaranty”),

NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Landlord and as a material inducement to Landlord to execute the Lease, but subject to the terms and conditions hereof, Guarantor hereby jointly, severally, unconditionally and irrevocably guarantees the prompt payment by Tenant and its successors and assigns (collectively, “Tenant”) of all rentals and all other sums payable by Tenant under the Lease and the faithful and prompt performance by Tenant of each and every one of the terms, conditions and covenants of the Lease to be kept and performed by Tenant as such are defined in the Lease; provided, however, in no event shall Guarantor’s liability hereunder exceed $116,106,835.00 (“Guarantor’s Maximum Liability”). Furthermore, and notwithstanding anything herein to the contrary, provided no event of default by Tenant under the Lease remains outstanding and uncured beyond any applicable cure period under the Lease or this Guaranty, then (i) Guarantor’s Maximum Liability shall be automatically reduced as set forth on Exhibit A attached hereto and by this reference made a part hereof, and (ii) this Guaranty shall automatically terminate and be of no further force or effect upon the expiration of the initial 15-year term of the Lease. The reduction of or limitation on any liabilities of Tenant under the Lease pursuant to any federal or state bankruptcy or insolvency proceeding shall not cause a reduction in or otherwise affect the liabilities or obligations of Guarantor under this Guaranty.

It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Landlord and Tenant, or by a course of conduct, and the Lease may be assigned by Landlord or any assignee of Landlord without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guarantee the payment of all rental due under the Lease for such original Term (but not any extensions or renewals thereof) and the performance of Tenant’s obligations under the Lease as so changed, modified, altered or assigned, up to the amount of the Guarantor’s Maximum Liability, as such amount may be reduced from time to time pursuant to the terms hereof.

This Guaranty shall not be released, modified or affected by failure or delay on the part of Landlord to enforce any of the rights or remedies of the Landlord under the Lease, whether pursuant to the terms thereof or at law or in equity.

Notwithstanding anything herein to the contrary, Landlord shall have no right to proceed against Guarantor hereunder unless and until each of the following shall have occurred: (i) a breach or default by Tenant under the Lease which continues beyond any applicable notice and cure period thereunder; and (ii) Landlord shall have provided Guarantor with written notice of such breach or default by Tenant under the Lease as required under this Guaranty, and the cure period, if any, provided Guarantor hereunder shall have lapsed. Otherwise, no notice of default need be given to Guarantor, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Landlord may proceed forthwith and immediately against Tenant or against Guarantor following any breach or default by Tenant for the enforcement of any rights which Landlord may have as against Tenant pursuant to or under the terms of the Lease or at law or in equity.

Except for any express rights to the contrary granted to Guarantor or obligations imposed upon Landlord hereunder, Guarantor hereby waives (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease, (d) except as expressly provided below, any right to require the Landlord to proceed against the Tenant or any other Guarantor or any other person or entity liable to Landlord (e) any right to require Landlord to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Landlord to proceed under any other remedy Landlord may have before proceeding against Guarantor, and (g) any right of subrogation.

Notwithstanding anything to the contrary contained in this Guaranty, Landlord agrees to give written notice to Guarantor of any default under the Lease contemporaneously with the giving of such written notice to Tenant, and Landlord agrees to accept the cure by Guarantor of any such default so long as such cure is completed during the same cure period, if any, accorded Tenant under the Lease. All notices required pursuant to the terms of this Guaranty shall be given in accordance with the notice provisions under the Lease, except that notices to Guarantor shall not be deemed effective unless and until delivered to the following addresses:

Cox Enterprises, Inc.

6205 Peachtree Dunwoody Road

Atlanta, Georgia 30328

Attention: Director of Real Estate

With a copy to:

Dow Lohnes PLLC

Six Concourse Parkway, Suite 1800

Atlanta, Georgia 30328

Attention: David L. Lester, Esq.

In the event of a default by “Tenant” under the Lease past any applicable notice and cure period in which the Tenant is an assignee of the original Tenant thereunder after a Permitted Transfer and the current “Tenant” under the Lease is not an affiliate of the Guarantor, Landlord agrees not to proceed against Guarantor pursuant to the terms of this Guaranty unless Landlord also, simultaneously pursues a claim against such Tenant for all damages under the Lease, unless the pursuit of a claim by Landlord against Tenant is prohibited by applicable law (e.g., Tenant is the subject of an automatic stay in a bankruptcy proceeding) in which case Landlord shall not be bound by any such requirement. For purposes of this Guaranty, the term “affiliate” shall mean any entity owned or controlled by, directly or indirectly, Guarantor, under common ownership or control with, directly or indirectly, with Guarantor or owning or controlling Guarantor.

From and after the date Guarantor has satisfied in full its obligations and liabilities to Landlord, Guarantor shall have the right to pursue a claim against Tenant for any amounts which Guarantor actually pays to Landlord in satisfaction of its obligations hereunder and to the extent necessary, Landlord hereby subrogates and assigns to Guarantor any claims that it may have against Tenant, which Guarantor satisfies pursuant to this Guaranty.

The term “Landlord” whenever used in this Guaranty refers to and means the Landlord specifically named in the Lease and also any assignee of the Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of said Landlord or of any assignee in the Lease or any part thereof, whether by assignment or otherwise. So long as the Landlord’s interest in or to the Premises or the rents, issues and profits therefrom, or in, to or under the said Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Landlord’s interest in the Premises or under the Lease shall affect the continuing obligation of Guarantor under this Guaranty, which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

The term “Tenant” whenever used in this Guaranty refers to and means the Tenant specifically named in the Lease, any assignee of the Lease and any successor-in-interest to the interests of the Tenant or such assignee of the Lease.

In addition to the Guarantor’s Maximum Liability, the obligations of Guarantor hereunder shall include payment to Landlord of all reasonable costs of any successful legal action by Landlord against Guarantor for failure to perform its obligations under this Guaranty, including reasonable attorneys’ fees.

This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Georgia. As part of the consideration for Landlord’s entering into the Lease which this Guaranty is a part, Guarantor hereby agrees that all actions or proceedings arising directly or indirectly hereunder shall be litigated in courts having situs within the State of Georgia, and Guarantor hereby expressly consents to the jurisdiction of any such local, state or federal court, and consents that any service of process in such action or proceeding may be made by personal service upon Guarantor wherever Guarantor may then be located, or by certified or registered mail directed to the notice address for Guarantor set forth above.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, Guarantor has hereunto caused these presents to be executed under seal this              day of             , 2010.

COX ENTERPRISES, INC., a Delaware corporation

By:
Name:
Title:

EXHIBIT A

TO

LEASE GUARANTY

BURN-OFF SCHEDULE

Lease Year	Total Guarantee
1	$116,106,835
2	$112,270,983
3	$108,697,223
4	$102,725,023
5	$95,880,215
6	$88,898,511
7	$81,777,174
8	$74,513,409
9	$67,104,369
10	$59,547,149
11	$51,838,784
12	$41,791,882
13	$31,587,729
14	$23,407,550
15	$12,879,398

EXHIBIT M

BUILDING AND MONUMENT SIGNS CRITERIA

EXHIBIT N

INTENTIONALLY OMITTED

N-1

EXHIBIT O

FORM OF SNDA

PREPARED OUT-OF-STATE BY AND

WHEN RECORDED MAIL TO:

Seyfarth Shaw LLP

One Peachtree Pointe, Suite 700

1545 Peachtree Street, N.E.

Atlanta, Georgia 30309-2401

Attention: Lori H. Whitfield, Esq.

Prudential Loan No.: (70)6 106 052

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT (“Agreement”) is dated effective as of the          day of January, 2010, by and among THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (together with its successors or assigns in interest, collectively “Lender”), AUTOTRADER.COM, INC., a Delaware corporation (“Tenant”, which includes any permitted assigns and successors in interest of Tenant under the Lease), and PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership (“Owner”, and together with its successors and assigns in interest of Owner under the Lease, “Landlord”).

R E C I T A L S:

A. Lender is the owner and the holder of a loan evidenced by a promissory note dated as of August 1, 2005 in the face principal amount of Sixty-One Million Five Hundred Thousand and No/100 Dollars ($61,500,000.00), as the same may have been and may hereafter be amended from time to time (as so amended, the “Note”). The Note is secured by a Leasehold Deed to Secure Debt, Security Agreement and Assignment of Leases and Rents dated the same date as said Note and recorded at Deed Book 17730, Page 419 of the Real Property Records of DeKalb County, Georgia, as amended by a First Amendment to Leasehold Deed to Secure Debt, Security Agreement and Assignment of Leases and Rents dated as of January , 2010 to be recorded in the aforesaid records and as the same may hereafter be amended from time to time (as so amended, the “Security Deed”), covering the real property described therein and more particularly set forth on Exhibit A attached hereto and by this reference made a part hereof (the “Real Property”), together with that certain Assignment of Rents and Leases (the “Assignment”) dated as of the same date as said Note, and recorded at Deed Book 17730, Page 468, aforesaid records, and together with that certain UCC Financing Statement (the “UCC”) dated as of the same date as said Note, and recorded at Deed Book 17730, Page 501, aforesaid records (the Security Deed, the Assignment and UCC are sometimes hereinafter collectively referred to as the “Security Instruments”).

B. Tenant is the tenant under that certain Lease Agreement dated January     , 2010 (the “Lease”), between Tenant and Owner, as landlord, covering all or part of the Real Property as set forth under the Lease (hereinafter called the “Demised Premises”).

C. Tenant, Lender and Landlord desire to confirm their understanding with respect to the Lease and the Security Instruments.

Prudential Loan No. 706 106 052

3003 Perimeter Summit/AutoTrader SNDA

AT1 32597636.3 / 28227-000627

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, Lender, Tenant and Landlord agree as follows:

1. Subordination. The Lease is now, and will at all times and for all purposes be, subject and subordinate, in every respect, to the Security Instruments and the lien imposed by the Security Instruments, with the provisions of the Security Instruments and this Agreement controlling over the provisions of the Lease. The Lease is subordinate and subject, in each and every respect, to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Security Instruments (collectively a “Modification”), and all other loan documents securing the Note, provided that any and all Modifications shall nevertheless be subject to the terms of this Agreement, and provided further that no such Modification shall constitute or be deemed an amendment to the Lease unless consented to in writing by Tenant in each case.

2. Non-Disturbance. Notwithstanding the subordination of the Lease to Lender’s rights and remedies under the Security Instruments, upon any foreclosure of or under the Security Instruments, any sale relating thereto, or any conveyance of all or any portion of the Real Property pursuant to a deed in lieu of foreclosure of the Security Instruments, the Lease shall continue in full force and effect as a direct Lease between Tenant and Successor Landlord (defined below) subject to the provisions of Section 4 of this Agreement. Without limiting the generality of the foregoing, so long as Tenant is not in default, beyond the applicable cure periods, under any of the terms, provisions, agreements, covenants, or obligations set forth in the Lease,

A. Lender shall not name or join Tenant as a defendant in any exercise of Lender’s rights and remedies arising upon default under the Security Instruments, unless applicable law requires Tenant to be made a party, and

B. Tenant’s possession and occupancy of the Demised Premises under said Lease shall not be disturbed or interfered with by any Successor Landlord.

3. Attornment. If Lender or any other party that succeeds to the interest of Landlord under the Lease in any manner (in each case, a “Successor Landlord”), including but not limited to foreclosure, exercise of any power of sale, succession by deed in lieu or other conveyance (a “Succession”), Tenant will attorn to and be bound to Successor Landlord upon Succession and will recognize any Successor Landlord as the landlord under the Lease. The Lease shall continue in full force and effect as a direct lease, in accordance with its terms, except as provided in this Agreement. Such attornment is effective and self-operative without the execution of any further instrument. Tenant, upon request, will sign and deliver any instruments reasonably requested to evidence such attornment. Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder as a result of any such foreclosure or trustee’s sale.

4. Limitation On Successor Landlord’s Liability. Upon any Succession, Successor Landlord shall not be (a) liable for any act or omission of the Landlord under said Lease; (b) subject to any offsets, abatements or defenses which Tenant may have against the Landlord arising or occurring prior to the Succession, except for those offsets, abatements or defenses expressly granted to Tenant under Sections 1.01(a), 2.03(c), 2.03(d), 3.01(h), 4.07(d), 6.03(d), 7.01(e) and 7.08 of the Lease, Exhibit C-1 to Lease, Exhibit C-2 to the Lease, Exhibit C-3 to the Lease and Special Stipulation No. 1 of Exhibit H to the Lease, and with respect to which Lender had received written notice of the same (including the circumstances giving rise to any such offsets) in the manner provided in Section 6 of this Agreement prior to the Succession and not more than sixty (60) days after the sums subject to such offset first accrued; (c)

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bound by any rent or additional rent which Tenant may have paid to Landlord for more than the current month; (d) bound by any amendment or modification of the Lease that would reduce or shorten any economic obligations of Tenant under the Lease or materially impair Landlord’s rights under the Lease made without Lender’s prior written consent (or bound by any other amendment or modification of the Lease until such time as Successor Landlord has received a fully executed and otherwise true, correct and complete copy of same); (e) liable for any security deposit paid by Tenant to Landlord unless such deposit is delivered to Successor Landlord, (f) liable for or obligated to pay for repairs, replacements, damages or allowances not made, performed or paid by the Landlord if such performance or payment was due prior to the Succession, provided that such non-liability of Successor Landlord shall not limit or impair Tenant’s rights under Sections 1.01(a), 2.03(c), 2.03(d), 3.01(h), 4.07(d), 6.03(d), 7.01(e) and 7.08 of the Lease, Exhibit C-1 to Lease, Exhibit C-2 to the Lease, Exhibit C-3 to the Lease and Special Stipulation No. 1 of Exhibit H to the Lease with respect to self-help, offset or abatement, except that such rights of Tenant are nonetheless subject to the limitations on Successor Landlord’s liability as provided clause (b) of this Section 4 above; or (g) liable for the payment of any leasing commissions, the triggering event for which arose or occurred prior to the Succession. Any reference to Landlord includes all prior landlords under the Lease. Successor Landlord shall not be liable for the performance of the obligations of the Landlord under the Lease, except for those obligations which first arise during the period of Successor Landlord’s ownership of the Real Property and for “Continuing Defaults” (as defined below). In the case of a casualty or condemnation repair obligation, Successor Landlord must receive the insurance or condemnation proceeds as a condition precedent to Successor Landlord’s repair obligation under the Lease; provided, however, that in the event that Successor Landlord fails or refuses to fulfill the repair obligations of Landlord under the Lease following such casualty or condemnation event, then Tenant shall have the right to terminate the Lease by delivery of written notice thereof to Successor Landlord in accordance with the terms and provisions of Section 6.01(a) or Section 6.03(b) of the Lease, as applicable, at the address for Successor Landlord provided to Tenant pursuant to Section 9.01 of the Lease at least ten (10) days prior to Tenant’s giving of such notice (or, if such notice of Successor Landlord’s address has not been delivered to Tenant at least ten (10) days prior to Tenant’s giving of such notice, then at the address of Lender as set forth in Section 14 below).

As used in this Agreement, a “Continuing Default” is defined as a non-monetary default by Landlord under the Lease that began prior to Succession, is ongoing and continuing following Succession, is susceptible to being cured, and for which Tenant provided Lender with notice as required hereunder prior to Succession. Successor Landlord shall only have liability for actual damages (not consequential or special damages) that arise after Succession as a result of its failure to cure a Continuing Default.

5. Tenant’s Warranty. Tenant represents to Lender, as of the date hereof, that (a) attached is a true, correct and complete copy of the Lease, (b) Tenant has no actual knowledge of any defaults on the part of Landlord under the Lease, (c) the Lease is a complete statement of the agreement of the parties with respect to the leasing of the Demised Premises, (d) the Lease is validly executed by Tenant and in full force and effect, and (e) all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied. Tenant acknowledges and warrants to Lender that it has not subordinated the Lease or any of its rights under the Lease to any lien or mortgage other than the Security Instruments.

6. Lender Cure Rights. Tenant will notify Lender in writing of any default by Landlord under the Lease that would entitle Tenant to cancel or terminate the Lease or abate the rents payable thereunder. Such notice shall be sent to Lender in accordance with the provisions of Section 14 below. Lender shall have the same curative period following Lender’s receipt of notice of such default of Landlord in which to cure the default by Landlord as is available to Landlord under the Lease following Landlord’s receipt of such notice of default. Lender has no obligation to cure any default by Landlord and, except as expressly set forth in Section 4 of this Agreement should Lender become a Successor Landlord, shall have no liability for not curing any default.

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7. Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, Tenant shall look exclusively to Successor Landlord’s interest in the Real Property or any proceeds from the disposition thereof, any rents or profits derived from the Real Property, or any insurance or condemnation proceeds related thereto, for the satisfaction of Tenant’s remedies in the event of default by Successor Landlord as landlord under the Lease or any payment or discharge of any money judgment in favor of Tenant against Successor Landlord with respect to the Lease.

8. Rent Payment. Immediately upon written notice to Tenant (a) that Lender is exercising its rights under the Security Deed or any other loan documents acting to secure the Note following a default under the Loan, or (b) of Lender’s succeeding to the Landlord’s interest under the Lease, Tenant agrees to pay all rents due under the Lease directly to Lender in accordance with the Lease, and Landlord hereby consents to such direct payment of rents to Lender without further notice to or from Landlord.

9. Complete Agreement. This Agreement supersedes, as between the parties hereto, all of the terms and provisions of the Lease which are inconsistent herewith.

10. No Oral Modification/Binding Effect. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

11. Laws. This Agreement shall be construed in accordance with the laws of the State where the Real Property is located.

12. Automatic Amendment of Lease. Upon a Succession, the Lease is automatically amended as follows:

Insurance. All insurance required to be carried by Landlord under the Lease may be effected by Lender by self-insurance or by a policy or policies of blanket insurance covering additional items or locations or assureds and with such deductibles as Lender may from time to time determine. Tenant has no rights in any policy or policies maintained by Lender.

13. First Refusal Right with respect to 2002 Building. For the avoidance of any doubt, Tenant and Landlord acknowledge and agree with Lender that if Tenant exercises its rights (the “2002 First Refusal Right”) with respect to space in the 2002 Building (as defined in the Lease) (any such space in the 2002 Building, the “2002 First Refusal Space”) under that certain side letter agreement by and between Perimeter Summit Parcel 2 Limited Partnership, a Georgia limited partnership (“2002 Owner”) and Tenant attached to the Lease as Exhibit K (the “2002 Side Letter”) or otherwise, which 2002 Side Letter is also referenced in Special Stipulation No. 5(B) of Exhibit H to the Lease, then 2002 Owner and Tenant shall enter into a separate lease for the 2002 First Refusal Space, and the Lease shall not be amended or modified to add the 2002 First Refusal Space to the Demised Premises (or to add any cross-default provisions to the Lease with respect to any such 2002 First Refusal Space). Tenant agrees that (i) the rights of Tenant under the 2002 Side Letter are personal against 2002 Owner, (ii) any failure of 2002 Owner to perform under the 2002 Side Letter shall not constitute a default under the Lease, and (iii) Successor Landlord shall have no liability or obligation whatsoever in any way pertaining to any right of Tenant with respect to the 2002 Building.

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14. Notices. Any notice, request, demand, consent, approval, direction, agreement, or other communication (any “notice”) required or permitted under this Agreement shall be in writing and shall be validly given if sent by a nationally-recognized courier that obtains receipts, delivered personally by a courier that obtains receipts, or mailed by United States certified mail (with return receipt requested and postage prepaid) addressed to the applicable person as follows:

If to TENANT:	AutoTrader.com, Inc. 3003 Summit Boulevard Atlanta, Georgia 30319 Attn: Vice President of Finance

With a copy to:	Cox Enterprises, Inc. 6205 Peachtree Dunwoody Road Atlanta, Georgia 30328 Attn: Director of Real Estate

And a copy to:	Dow Lohnes PLLC Six Concourse Parkway, Suite 1800 Atlanta, Georgia 30328 Attn: David L. Lester, Esq.

If to LANDLORD:	Perimeter Summit Parcel 3 Limited Partnership c/o: Fifth Street Management Company, LLC 3003 Summit Boulevard, Suite 150 Atlanta, Georgia 30319 Attn: Property Manager

With a copy to:	Sheley & Hall, P.C. 303 Peachtree Street Suite 4440 Atlanta, Georgia 30308 Attn: Raymond P. Sheley, Esq.

And a copy to:	Seven Oaks Company Riverwood 100 3350 Riverwood Parkway Suite 400 Atlanta, Georgia 30339 Attn: Randall F. Holmes

And a copy to:	Perimeter Summit Parcel 3 Limited Partnership c/o GE Asset Management 3001 Summer St. Stamford, Connecticut 06904 Attn: Pamela Beam, Asset Manager, Eastern Division

If to LENDER	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Prudential Asset Resources 2100 Ross Avenue, Suite 2500 Dallas, Texas 75201 Attention: Asset Management Department Reference Loan No. 706 106 052

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With a copy to:	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Prudential Asset Resources 2100 Ross Avenue, Suite 2500 Dallas, Texas 75201 Attention: Legal Department Reference Loan No. 706 106 052

Each notice shall be effective upon being so sent, delivered, or mailed, but the time period for response or action shall run from the date of receipt as shown on the delivery receipt. Refusal to accept delivery or the inability to deliver because of a changed address for which no notice was given shall be deemed receipt. Any party may periodically change its address for notice and specify up to two (2) additional addresses for copies by giving the other party at least ten (10) days’ prior notice.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

Prudential Loan No. 706 106 052

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, the day and year first above written.

Signed, sealed and delivered in the presence of:	LENDER: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation
Unofficial Witness

By:
Name:
	Title:	Vice President

Notary Public
[CORPORATE SEAL]

My Commission Expires:

(NOTARY SEAL)

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Prudential Loan No. 706 106 052

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[SIGNATURE PAGE TO SUBORDINATION, NON-DISTURBANCE AND

ATTORNMENT AGREEMENT]

Signed, sealed and delivered in the presence of:	TENANT: AUTOTRADER.COM, INC., a Delaware corporation
Unofficial Witness

By:
Name:
	Title:	Vice President

Notary Public
[CORPORATE SEAL]

My Commission Expires:

(NOTARY SEAL)

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Prudential Loan No. 706 106 052

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[SIGNATURE PAGE TO SUBORDINATION, NON-DISTURBANCE AND

ATTORNMENT AGREEMENT]

Signed, sealed and delivered in the presence of:	LANDLORD: PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership
Unofficial Witness	By:	3003 Perimeter Summit Realty Corp., a Delaware corporation, its general partner

By:
	Name:	Pamela C. Beam
	Title:	Vice President

Notary Public
[CORPORATE SEAL]

My Commission Expires:

(NOTARY SEAL)

[END OF SIGNATURES]

Prudential Loan No. 706 106 052

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EXHIBIT A

LEGAL DESCRIPTION

All that tract or parcel of land lying and being in Land Lot 329 of the 18th District, DeKalb County, Georgia, said tract or parcel being more particularly described as follows:

To find the Point of Beginning commence at a 1/2” iron pin set at the intersection of the Northwesterly right-of-way of Parkside Place (r/w varies) and the Southeasterly right-of-way line of Lake Hearn Drive (r/w varies) according to final of Lake Hearn Drive Widening, as recorded in Plat Book 101 Page 88 and 89, DeKalb County Records.

THENCE the following courses and distances along the Southeasterly right-of-way line of Lake Hearn Drive. South 66 degrees 41 minutes 26 seconds West for a distance of 218.33 feet to a 1/2” iron pin set, (Lake Hearn Drive 100 ft. r/w at this point).

THENCE along a curve to the left having a radius of 600.35 feet and an arc length of 24.52 feet, being subtended by a chord of South 49 degrees 16 minutes 40 seconds West for a distance of 24.52 feet to a 1/2” iron pin set.

THENCE South 48 degrees 06 minutes 28 seconds West for a distance of 760.32 feet to a 1/2” iron pin set.

THENCE along a curve to the left having a radius a 2096.71 feet and an arc length of 25.09 feet, being subtended by a chord of South 47 degrees 49 minutes 22 seconds West for a distance of 25.09 feet to a 1/2” iron pin set, said iron pin set being the Point of Beginning.

THENCE South 45 degrees 06 minutes 24 seconds East for a distance of 430.25 feet leaving the Southeasterly right-of-way line of Lake Hearn Drive to a 1/2” iron pin set on the Northwesterly line of Perimeter Summit Boulevard (private road).

THENCE South 44 degrees 53 minutes 36 seconds West for a distance of 305.00 feet along the Northwesterly line of Perimeter Summit Boulevard to a 1/2” iron pin set.

THENCE North 45 degrees 06 minutes 24 seconds West for a distance of 421.55 feet leaving the Northwesterly line of Perimeter Summit Boulevard to a 1/2” iron pin set on the Southeasterly right-of-way line of Lake Hearn Drive (100 ft. r/w at this point).

THENCE the following courses and distance along the southeasterly right-of-way of Lake Hearn Drive. North 39 degrees 34 minutes 30 seconds East for a distance of 18.22 feet to a 1/2” iron pin set.

THENCE along a curve to the right having a radius of 2096.71 feet and an arc length of 287.17 feet, being subtended by a chord of North 43 degrees 29 minutes 38 seconds East for a distance of 286.94 feet to a 1/2” iron pin set, said 1/2” iron pin set being the Point of Beginning.

Said tract or parcel contains 3.008 acres or 131,019 square feet.

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EXHIBIT P

LIST OF COMPARABLE BUILDINGS

1. 1001 Perimeter Summit

2. 2002 Perimeter Summit

3. Glenridge Highlands II

4. Ravinia 3

5. Concourse V and VI

6. Northpark 500 and 600

P-1

EXHIBIT Q

DEPICTION OF TENANT CONTROLLED

ELEVATOR ACCESS CONTROLS

Q-1

Q-2

EXHIBIT R

DRAWING OF CONDUIT LINE

EXHIBIT S

FORM OF APPROVED LICENSE AGREEMENT

THIS LICENSE AGREEMENT (“License”) is made and entered into as of the date, and between the Owner (“Owner”) and the Licensee (“Licensee”), designated in the Basic Terms below.

Basic Terms

The following are items of information that are specific to this License:

Date of this License:

Owner: [1001—20 PERIMETER SUMMIT, LLC, a Delaware limited liability company] OR [2002—PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, a Georgia limited partnership]

Licensee: AUTOTRADER.COM, INC., a Delaware corporation

Address of Building: [1001] OR [2002] Perimeter Summit, Atlanta, Georgia

Number of Years in License Term: Fifteen (15) years

Extension Term(s): Four (4) periods of five (5) years each

Agreements

1.	Definitions:

“Basic Terms” shall mean the Basic Terms set forth at the beginning of this License.

“Building” shall mean the office building located upon the Property.

“Building Grade” shall mean the type, brand and/or quality of materials Owner designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building.

“Commencement Date” shall mean the Effective Date, as that term is defined in the Lease.

“Equipment Area” shall mean the meaning given such term in Paragraph 4(g).

“Lease” shall mean that certain Lease Agreement by and between Perimeter Summit Parcel 3 Limited Partnership, a Georgia limited partnership, and Licensee dated                         for certain premises situated in the building located at 3003 Perimeter Summit, Atlanta, Georgia.

“License Term” shall mean a term commencing on the Commencement Date and continuing for the number of full calendar months (plus any partial calendar month in which the Commencement Date falls) indicated in the Basic Terms; provided, however, in the event of a termination of the Lease, the License Term shall automatically terminate simultaneously therewith.

“License Year” shall mean the first 12 calendar months during the terms of this License (plus, in the case of the first License Year, the first partial calendar month, if any, during the term of this License) and each 12-month period thereafter during the term of this License (or, in the case of the last portion of the term of this License, the period from the end of the preceding License Year to the end of the term of the License if less than 12 months in length).

“Normal Business Hours” for the Building shall mean the normal operating hours of the Building as established by Owner from time to time.

“Property” shall mean the tract of land described in Exhibit A attached hereto and incorporated herein.

“Conduit” shall mean that certain space and pathway within the Property and Building used for routing cables and ancillary equipment from the Building to the adjoining buildings. The purpose of the Conduit will be to permit connection of communication services from the Building to the Licensee’s and its affiliates’ Equipment in the adjoining buildings located at [1001] OR [2002] Perimeter Summit and 3003 Perimeter Summit, Atlanta, Georgia. The precise location of the Conduit applicable to this License is as more particularly shown on Exhibit B attached hereto and by this reference made a part hereof.

“Renewal Term” shall mean a term commencing on the first day after the expiration of the License Term and continuing for the number of full calendar months (plus any partial calendar month in which the Renewal Term may commence) indicated in the Basic Terms.

“Equipment” shall mean the cable, conduits, junction boxes, hangers, pull boxes, grounding wiring, point-of-presence equipment and related equipment used in the normal course of Licensee’s business, which is installed by Licensee and its affiliates pursuant to and in accordance with the terms of this License into the Conduit, Equipment Area or other areas used by Licensee and its affiliates pursuant to the terms of this License.

2. Grant of License. Subject to and upon the terms herein set forth, Owner grants Licensee a non-exclusive license to use the Equipment Area and Conduit and to install cables within the Conduit, all as is more particularly described herein.

3. License Term.

(a) This License shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the License Term, unless this License is sooner terminated or extended to a later date under any other term or provision hereof.

(b) In the event Licensee exercises one or more Extension Options (as defined in the Lease) and thereby extends the term of the Lease, then, in each such case, the term of this License shall be automatically extended for the number of months indicated in the Basic Terms as the Renewal Term. In the event that the License Term was terminated by either Owner or Licensee prior to expiration, the Renewal Term shall be rendered null and void, and be of no further force and effect.

(c) Any such Renewal Term shall be under the same terms and conditions as the License Term.

4.	Use.

(a) The Conduit and Equipment Area shall be used for the installation, operation and maintenance of the Equipment for the receipt and transmission of telecommunication signals for the internal use of Licensee and its affiliates and not for resale to other tenants in the Building or in the adjoining buildings (collectively, the “Project”). Licensee agrees not to use or permit any party acting by or on behalf of Licensee to use the Conduit or Equipment Area for any purpose which is illegal, dangerous to life, limb or property, violates any license, permit, or other governmental approval under which Licensee operates, or which, in Owner’s sole opinion, creates a nuisance or which would increase the cost of, or make voidable, insurance coverage with respect to the Building. To the extent such persons are acting by or on behalf of Licensee, Licensee will not permit unauthorized persons or persons with insufficient expertise or experience to enter mechanical rooms in which the Equipment is located or to maintain or operate its Equipment. Licensee understands that the mechanical rooms of the Building must be kept locked and secure at all times and the mechanical rooms must not be available or open to the public.

(b) Licensee acknowledges that interruptions in utility services are not uncommon, and may be necessary from time to time in facilities such as the Building, and Licensee acknowledges that any sensitive electronic equipment which may be used in the Conduit or Equipment Area will be protected by Licensee from utility service interruptions through the use of backup power supplies, surge protectors and other safety systems. Licensee acknowledges that it has taken all precautionary steps it deems necessary to protect such equipment in the Conduit and Equipment Area, including the acquisition of insurance if applicable. Licensee agrees to indemnify and hold Owner harmless from any damages or losses (including indirect or consequential damages and including attorneys’ fees) sustained to any of the Equipment or caused by the Equipment, as a result of utility service interruptions, to the extent such interruptions are not attributable to the negligence of Owner, its agents or employees. This indemnity is in addition to and not in substitution of any other indemnity in this License.

(c) Licensee will not store, use, generate, or dispose of any “hazardous materials” (as defined below) in, on, or about the Property, the Conduit, or the Building nor will Licensee permit its agents, employees, or contractors to do so. No semiconductors or other electronic equipment containing hazardous materials will either be used or stored in or around the Property or the Conduit and no such materials will be used in any of the Equipment installed by Licensee in the Building. Notwithstanding the forgoing, Licensee may use sealed batteries, which may contain environmentally sensitive materials, as a back-up power supply for certain items of its

Equipment. Such batteries will be installed, maintained, and removed by Licensee in accordance with all applicable laws and will be the sole responsibility of Licensee. If Licensee breaches the obligations stated in the preceding sentence, or if the presence of materials in the Equipment Area, Conduit, or otherwise in the Property caused or permitted by Licensee during the term of this License results in contamination of the Equipment Area, Conduit, or the Property, and such materials are deemed, as a matter of law, to be hazardous materials at the time of installation or introduction thereof, then Licensee shall indemnify, defend and hold Owner harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including without limitation, diminution in value of the Equipment Area, Conduit, or the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Equipment Area, Conduit, or the Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, actual attorneys’ fees, consultant fees and expert fees) which arise during or after the term as a result of such contamination. Without limiting the foregoing, Licensee shall not be required to indemnify, defend and hold Owner harmless pursuant to the immediately preceding sentence in the event that the substance or materials were not, at the time of installation or introduction thereof by Licensee, considered, as a matter of law, to be hazardous materials.

(d) For the purposes of this License, “hazardous materials” shall mean any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation substances defined as “hazardous substances” in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. §9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. §31801-1812; the Resource Conversation and Recovery Act of 1976, 42 U.S.C. §6901-6987; or any other federal, state, or local statute, law ordinance, code rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials waste, or substances nor or at any time hereafter in effect.

(e) If Licensee encounters asbestos containing materials or any other environmentally hazardous materials of which Licensee has actual knowledge, Licensee shall immediately give Owner notice and shall not proceed with any work in the area containing such materials without approval by Owner of Licensee’s procedures for performing work in such area and written authorization from Owner to proceed with such work. Licensee shall handle any such materials that it disturbs in the Building according to applicable environmental and safety laws. Notwithstanding anything to the contrary, however, Licensee shall not have any responsibility for managing, monitoring, or abating, nor be the owner of, nor have any liability for, any asbestos containing materials or any other environmentally hazardous substances that Licensee, its agents, contractors or employees have not disturbed or that Licensee, its agents, contractors or employees have not brought into the Building.

(f) Licensee agrees that it will not, either directly or indirectly, use any contractors and/or materials if Licensee has actual knowledge that their use will create any material difficulty, whether in the nature of a labor dispute or otherwise, with other contractors and/or labor engaged by Licensee or Owner or others in the construction, maintenance and/or operation of the Property, the Building or any part thereof.

(g) Equipment Area. The Equipment Area shall be located in the              floor Leased Premises of                                 .

5. Condition of the Conduit and Equipment Area. Licensee warrants that it has had the opportunity to inspect the Conduit and Equipment Area and Licensee accepts the Conduit and Equipment Area “as is” without benefit of any improvements to be constructed by Owner. All improvements constructed by Licensee shall be installed so as not to cause damage upon their removal, and otherwise shall be in strict accordance with Owner’s requirements as established from time to time. No improvements shall be made without Owner’s prior written consent. In addition, all installations and improvements now or hereafter placed in the Conduit shall be for Licensee’s account and at Licensee’s cost (and Licensee shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Licensee to Owner upon demand.

6. Maintenance and Repair by Owner. Except as otherwise expressly provided herein, Owner shall not be required to make any repairs to the Conduit or Equipment Area.

7. Additional Terms of License. The license granted herein to Licensee shall additionally be subject to and expressly conditioned upon the following:

(a) HVAC and Mechanical Room Access. Except in the case of an emergency, Licensee shall not enter or attempt access to any of the Building’s air, electrical, mechanical or risers, ducts, closets, conduits, duct work, rooms (other than the Equipment Area) or other horizontal or vertical spaces in the Building without notifying Owner in writing in advance and obtaining Owner’s consent. In the case of an emergency, Licensee may enter or seek access to its Conduit through mechanical rooms provided it gives Owner at least 2 hours prior notice and provided that a Building security guard or engineer must unlock and accompany Licensee’s employees into such mechanical rooms; if Owner is also experiencing an emergency situation in the Building at the same time that Licensee has notified Owner of an emergency, Owner shall have no obligation to first address or respond to Licensee’s emergency and shall only be obligated to accommodate Licensee’s concerns as time permits thereafter. Licensee also agrees to furnish Owner, within 2 business days thereafter, a written report explaining all repairs and procedures which were conducted during any such emergency operations, in sufficient detail to permit Owner’s engineers to evaluate same. Any access to the Building mechanical rooms, whether during an emergency or otherwise, shall require Licensee to sign in at the property manager’s office or the security desk on the ground floor lobby level, and Licensee shall permit the Building manager’s security guard or a representative of Owner or the Building manager to accompany Licensee during any such mechanical room work, if Owner so desires. No installation, alterations or repairs shall be initiated without first delivering to Owner’s engineers plans and specifications of the proposed changes, in substance and form reasonably acceptable to Owner. No oral approval of these plans and specifications shall be deemed effective; only evidence of written approval which has been received by Owner’s Building manager will be binding against Owner. No electrical grounding shall be permitted to other equipment in the mechanical rooms without Owner’s specific written approval of the method and location of such grounding. Licensee shall not introduce into the Building personnel or equipment which overloads the capacity of the Building HVAC system or in any other way interferes with the system’s ability to perform adequately its proper functions; provided, however, if Licensee shall violate the foregoing, Owner may, at its option, elect to provide supplementary systems or otherwise take steps to cure such violation, at Licensee’s sole cost and expense in respect, not only of system installation (and removal), but, e.g., continuing costs of operation. No monitoring or inspection of Licensee’s work by Owner’s representatives shall be deemed supervision of Licensee’s employees or shall be deemed to be a representation or warranty of any particular level of expertise attained by Owner’s representative. Licensee shall monitor and supervise its own employees and shall assume responsibility for the expertise and quality of its work, and shall not rely upon Owner for same.

(b) Costs. Licensee shall be responsible for any and all cost, damage or expense arising from the installation, maintenance, or repair to the Equipment, and any and all cost, damage or expense to the Building or the property of Owner or other licensees or tenants of the Building arising from such installation, maintenance or repair operations. Licensee agrees to indemnify and hold Owner harmless from and against any loss, cost, damage or expense arising out of, or in connection with, Licensee’s installation, maintenance, repair or operation of the Equipment, except to the extent any such loss, cost, damage or expense arises in whole or in part from the negligence of Owner, its agents or employees. This indemnity is in addition to and not in substitution of any other indemnity in this License.

(c) Abandonment of Equipment. Licensee shall have fifteen (15) days after the expiration or earlier termination of this License in which to remove its Equipment from the Conduit and Building and to repair any damage caused by such removal. If it shall not do so within such period, Licensee shall be deemed to have abandoned such Equipment and the same shall become the property of Owner for Owner to use, remove, destroy or otherwise dispose of at its discretion and without responsibility for accounting to Licensee therefor, subject to the following: (i) if Owner elects to remove such Licensee Equipment, Licensee shall be responsible for all costs incurred by Owner in connection with such removal and (ii) following the expiration of such fifteen (15) day period, Licensee shall not be permitted any access to the Equipment Area or the Conduit, except in the event of an emergency, in which event Licensee shall have the right to access the Equipment Area and the Conduit only if Licensee is accompanied by a representative of Owner.

(d) Taxes. Licensee shall be responsible for the payment of all taxes (excluding federal and state income taxes of Owner), including property and rental tax, if applicable, and other governmental charges which may be lawfully charged, assessed or imposed upon the Equipment owned by Licensee and located in the Building or on the Property or charged, assessed or imposed solely on account of Licensee’s operations, or upon any provision of Paragraphs 4 or 5 of this License. Licensee shall pay the entire increase in real estate taxes on the Property and/or the Building which shall, at any time after the Commencement Date, result from or be attributable to any alteration, addition or improvement to the Building or the Property made by or for the account of Licensee, provided that it is apparent from the records of the authority which assesses real estate taxes that such increase in real estate taxes in fact resulted from or was attributable solely to such alteration, addition or improvement.

8. Care and Maintenance by Licensee. Licensee agrees not to commit any waste or allow any waste to be committed by any party acting by or on behalf of Licensee on any portion of the

Conduit or in any of the mechanical or equipment rooms in which the Conduit is located. At the termination of this License, Licensee agrees to deliver up the Conduit to Owner in as good condition as at the date of the commencement of the term of this License, ordinary wear and tear and loss or damage due to fire or other casualty excepted.

9. Repairs and Alterations by Licensee. Owner shall have the right, at its option, at Licensee’s own cost and expense, to repair or replace any damage done to the Building, or any part thereof, caused by Licensee or Licensee’s agents, employees, invitees, or visitors, and Licensee shall pay the reasonable cost thereof to Owner on demand. Licensee agrees with Owner not to make or allow to be made any alterations to the Conduit without the prior written consent of Owner, other than routine cable installation and repair operations, but even routine cable installations and repairs shall not be permitted without prior written notice of at least five (5) days to Owner without Owner’s consent. Any and all alterations to the Conduit shall become the property of Owner upon termination of this License.

10. Use of Electrical Services by Licensee. Licensee shall be responsible for contracting with and procuring of all electrical services, if any, which are necessary for its Equipment. Owner shall have no obligation whatsoever to provide such services to Licensee. Licensee shall pay for all costs of meters, submeters, wiring, risers, transformers, electrical panels, air conditioning and other, if any, items required by Owner, in Owner’s sole discretion, to accommodate Licensee’s design loads and capacities, including, without limitation, the installation and maintenance thereof. Notwithstanding the foregoing, Owner may withhold consent for Licensee’s installation of any wiring, risers, transformers, electrical panels, or air conditioning if, in Owner’s reasonable judgment, the same are not necessary or would cause damage or injury to the Building or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs to the Building, or would interfere with or create or constitute a disturbance to other tenants or occupants of the Building. In no event shall Owner incur any liability for Owner’s refusal to install or for its withholding consent for Licensee’s installation of any such electrical facility or equipment.

11. Laws and Regulations. Licensee agrees to comply with all applicable laws, ordinances, rules, licenses, permits, and regulations of any governmental entity or agency having jurisdiction with respect to the Building and/or Licensee’s operations. In particular, prior to installation of the Equipment, Licensee shall provide Owner written evidence, satisfactory to Owner in its sole discretion, of the representations and warranties set forth in this Paragraph. Licensee shall, at Licensee’s sole cost, take all measures necessary to insure that no amounts of radiation in excess of those permitted by law are emitted from the Equipment and that the Equipment strictly complies with (i) all laws, rules, regulations, ordinances and codes, whether now or hereafter existing, of all federal, state and local governmental authorities, and (ii) all contractual obligations to which Licensee is bound in connection with such Equipment, including, without limitation, regulations of the Federal Communications Commission, the U.S. Environmental Protection Agency, and the Occupational Safety and Health Administration, applicable to the emission of radiation from active transmission equipment or similar facilities. Licensee shall also pay promptly when due all royalties or other fees (if any) due to third parties in connection with the operation of the Equipment. In the event compliance with this Paragraph shall require modifications or alterations of the Equipment, the Equipment Area or the Conduit, no

modification or alteration shall be made without Owner’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Licensee will assume full responsibility and liability for the costs to move or modify the Equipment Area. Licensee shall take all measures necessary to insure that the Equipment does not interfere with or disturb the operation of any other equipment or business of Owner or of any other tenant or occupant of the Building, provided, to the extent that the Equipment was in place prior to the operations, equipment or business for which interference or disturbance is alleged, then Licensee shall only be required to use commercially reasonable efforts to remedy such interference or disturbance, and then only if such other tenant or occupant shall reimburse Licensee for all costs and expenses associated therewith.

12. Entry by Owner. Licensee agrees to permit Owner or its employees, agents or representatives to inspect any portion of the Conduit or Equipment Area at all hours, but upon reasonable prior notice to Licensee (which, except in the case of an emergency, shall be at least 24 hours prior notice) to inspect the same and/or the Equipment, to clean or make repairs, alterations or additions to the Conduit or Equipment Area. Except in the cases of emergency or default, a representative of Licensee is free to accompany Owner or Owner’s representative while Owner is inspecting the Conduit or Equipment Area; however, Owner shall not be obligated to change or delay its intended entry into these areas for this purpose and Licensee agrees to make any such representative available, if at all, on the schedule desired by Owner during normal business hours for the Building.

13. Assignment and Subletting. Licensee shall not assign this License or any interest herein without prior written notice to Owner, and the Licensee hereunder must at all times be the same as the Tenant under the Lease, unless otherwise approved in writing by Owner. Notwithstanding the foregoing, Licensee shall have the right, without Owner’s consent, to assign this License, in whole or in part, or to sublet or sublicense its rights hereunder, to any Affiliate (as defined in the Lease) or to any transferee of any interest in the Lease pursuant to a Permitted Transfer (as defined in the Lease).

14. Mechanic’s Liens. Licensee will not permit any mechanic’s liens or other liens to be placed upon the Building in conjunction with the exercise of Licensee’s right hereunder and nothing in this License shall be deemed or construed in any way as constituting the consent or request of Owner, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Conduit, or any part thereof, or the Equipment Area, nor as giving Licensee any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic’s, materialman’s or other liens against the Building. Licensee shall make provisions for either written waivers of liens from all contractors, laborers and suppliers of materials for installations or work, or the filing of lien bonds on behalf of such contractors, laborers and suppliers, or other appropriate protective measures approved by Owner. Licensee shall procure appropriate surety payment and performance bonds. In the event any such lien is attached to the Building, then, in addition to any other right or remedy of Owner, Owner may, but shall not be obligated to, discharge the same. Any amount paid by Owner for any of the aforesaid purposes shall be paid by Licensee to Owner on demand plus (i) ten percent (10%) thereof as administrative costs; plus (ii) interest thereon at the rate of eighteen percent (18%) per annum from the date of demand.

15. Property Insurance. Owner shall maintain fire and extended coverage insurance on the Building in such amounts as Owner’s mortgagees shall require but no less than its full replacement cost. Such insurance shall be maintained at the expense of Owner (and may be chargeable by Owner to other tenants of the Building, if Owner so chooses), and payments for losses thereunder shall be made solely to Owner or the mortgagees of Owner as their interests shall appear. Licensee shall maintain at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property located at the Building, including removable trade fixtures and including the Equipment. No construction, alteration or removal operations shall be initiated by Licensee unless Licensee has first obtained workers compensation and builders risk insurance with commercially reasonable limits. Licensee shall, at Owner’s request from time to time, provide Owner with a current certificate of insurance evidencing Licensee’s compliance with this Paragraph and with Paragraphs 16 and 18 hereof. Licensee shall obtain the agreement of Licensee’s insurers to notify Owner that a policy is due to expire at least ten (10) days prior to such expiration. Licensee shall not do, permit or suffer any party acting by or on behalf of Licensee to do, any act, matter, thing or failure to act in respect to the roof or use or occupy the roof or conduct or operate Licensee’s business in any manner objectionable to the company providing the roof warranty whereby the warranty now enforced or hereafter to be placed on the roof shall become void or suspended.

16. Liability Insurance. Licensee and Owner shall (Licensee at its own expense and Owner as an expense passed on to other tenants of the Building if Owner so chooses) maintain a policy or policies of comprehensive general liability insurance with respect to the respective activities of each in the Building and on the Property, with the premiums thereon fully paid on or before the due date, issued by and binding upon an insurance company approved by Owner, such insurance to afford minimum protection of not less than $5,000,000.00 combined single limit coverage of bodily injury, property damage or combination thereof. Owner shall not be required to maintain insurance against thefts within the Conduit, the Building or the Property. Licensee’s insurance shall contain provisions (i) naming Owner and Owner’s managing agents as additional insureds, (ii) providing that such insurance shall be primary insurance insofar as Owner and Licensee are concerned, with any other insurance maintained by Owner being excess and non-contributing with the insurance of Licensee required hereunder, and (iii) providing coverage for the contractual liability of Licensee to indemnify Owner pursuant to Paragraph 17 below. Licensee shall obtain the agreement of Licensee’s insurers to provide proof of such insurance to Owner at the Building office and to notify Owner that a policy is due to expire at least thirty (30) days prior to such expiration.

17. Indemnity. No Indemnified Party shall be liable to Licensee or to Licensee’s agents, servants, employees, customers, or invitees for, and Licensee hereby agrees to indemnify, defend and hold harmless Owner, its mortgagees, and property manager and each of their respective partners, directors, officers, joint venturers, contractors, employees and agents (“Indemnified Parties”) and hold them harmless from, against and with respect to all liability and claims for any injury to person, damage to property or business, and any other damage, caused by any act, omission, or neglect of Licensee, its agents, servants, employees, or contractors, or any condition or circumstance relative to the license granted under this License or service provided by Licensee to any tenants of the Building, including, without limitation, (i) the installation, maintenance, operation, repair, modification or removal of the Equipment, or (ii) any risk or liability which the Indemnified Parties (or any of them) would be insured against under a policy issued in accordance with the provisions of Paragraph 16 hereof, whether such policy shall be issued or not; and in any case, whether described in (i) or (ii) above or otherwise, excepting, any injury or damage which is attributable to the negligence or willful misconduct of any of the Indemnified Parties. This indemnity is in addition to and not in substitution of any other indemnity in this License. The provisions of this Paragraph shall survive termination of this License.

18. Release and Waiver of Subrogation Rights. Subject to the conditions hereinafter specified in this Paragraph and only to the extent that and so long as the same is permitted under the laws and regulations governing the writing of insurance within the state in which the Building is located with respect to the respective insurance that is to be carried by either Owner or Licensee covering losses arising out of the destruction or damage to the Conduit or Equipment Area (or the contents of either) or to other portions of the Building or arising out of Licensee’s use and operation of the Conduit, Equipment Area or Equipment (without invalidating or nullifying any such policy, and without providing a defense to the applicable insurance carrier with respect to the coverage of any such policy), all such insurance carried by either Owner or Licensee shall provide for a waiver of rights of subrogation against Owner and Licensee on the part of the insurance carrier. Notwithstanding the foregoing, nothing contained herein shall require either party to obtain the inclusion of such a waiver of rights of subrogation in the event that, because of the cost or premium attributable to such waiver the obtaining of such waiver is not feasible and reasonable. Unless such waivers contemplated by this sentence will invalidate, nullify, or provide a defense to coverage under any such insurance policy or are not obtainable for the reasons described in this Paragraph, Owner and Licensee each hereby waive any and all rights of recovery, claims, actions or causes of action against the other, its agents, officers, or employees, for any loss or damage that may occur to the Conduit, the Equipment or the Building, or any improvements thereto, which loss or damage is (i) of a type required to be insured against pursuant to Paragraph 19 or (ii) actually covered by valid and collectible insurance policies but in such latter event only to the extent that such loss and damage is actually recovered under such insurance policies. The waivers set forth in the immediately preceding sentence shall be in addition to, and not substitution for, any other waivers, indemnities, or exclusions of liabilities as set forth in this License.

19. Casualty Damage. If the Conduit or Equipment Area or any part thereof shall be damaged by fire or other casualty, Licensee shall give prompt written notice thereof to Owner. In case the Building shall be damaged such that substantial alteration or reconstruction of the Building, in Owner’s reasonable opinion, is required (whether or not the Conduit or Equipment Area shall have been damaged by such casualty) or in the event any mortgagee of Owner’s should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Owner may, at its option, terminate this License by notifying Licensee in writing of such termination within ninety (90) days after the date of such casualty. If Owner does not thus elect to terminate this License, Owner shall commence and proceed with reasonable diligence to restore the Building and improvements located within the mechanical rooms in which the Conduit is located; except that Owner’s obligation to restore shall not require Owner to spend for such work an amount in excess of the insurance proceeds actually received by Owner as a result of the casualty. When the repairs described in the preceding sentence have been completed by Owner, Licensee shall then complete the restoration of such improvements in excess of the improvements performed by Owner as necessary to permit Licensee’s resumption of operations in the Conduit and Equipment Area pursuant to the final working drawings and specifications approved by Owner (“Improvements Restoration”). Construction of the Improvements Restoration shall be completed within two (2) months after Owner first notifies Licensee that the improvements have been completed. All cost and expense of completing the Improvements Restoration shall be borne by Licensee. Owner shall not be liable for any inconvenience or annoyance to Licensee or injury to the business of Licensee resulting in any way from such damage or the repair thereof.

20. Condemnation. If all or substantially all of the Building or Conduit should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this License shall terminate as of the date when physical possession of the Building or Conduit are taken by the condemning authority. If less than all or substantially all of the Building or Conduit are thus taken or sold, Owner (whether or not the Conduit is affected thereby) may terminate this License by giving written notice thereof to Licensee; in which event this License shall terminate as of the date when physical possession of such portion of the Building or Conduit are taken by the condemning authority. If this License is not so terminated upon any such taking or sale, Owner shall, to the extent Owner deems feasible, restore the Building and Conduit to substantially their former condition, but such work shall not exceed the scope of the work done by Owner in originally constructing the Building, nor shall Owner in any event be required to spend for such work an amount in excess of the amount received by Owner as compensation for such taking. All amounts awarded upon a taking of all or any part of the Property, Building or Conduit shall belong to Owner, and Licensee shall not be entitled to and expressly waives all claims to any such compensation. Notwithstanding anything to the contrary contained herein, Licensee shall be entitled to claim, prove and receive in the condemnation proceeding such award or compensation as may be allowed with respect to any loss or damage to its personal property and with respect to any cost incurred in terms of relocation expenses so long as such award or compensation shall be made by the condemning authority in addition to, and shall not result in a reduction of, the award or compensation made by it to Owner.

21. Interference. Licensee agrees to install its Equipment of types and frequencies which will not cause interference to the Buildings’ television, radio, or electrical equipment. In the event Licensee’s Equipment causes such interference, Licensee will use best efforts to correct and eliminate the interference. If said interference cannot be eliminated within forty-eight (48) hours following receipt of written notice from Owner, Licensee shall temporarily disconnect the electrical power and shut down Licensee’s interfering Equipment (except for intermittent operation for the purpose of testing). If such interference is not corrected within thirty (30) days, Licensee agrees to remove said interfering Equipment from the Buildings and this License will terminate immediately with no further obligations between Owner and Licensee.

22. Damages from Certain Causes. Owner shall not be liable to Licensee for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, terrorism, court order, requisition, or order or governmental body or authority or by any other cause, except as specifically provided in Paragraph 26 hereof. Nor shall Owner be liable for any temporary damage or inconvenience which may arise through (a) the leasing or licensing of other space within the Building to whomsoever Owner chooses for whatever use is allowed by Owner or (b) repair or alteration of any part of the Building, Equipment Area or Conduit or the construction of improvements for tenants or other licensees in the Building, it being specifically acknowledged and agreed by Licensee that Licensee is being granted a license in a Building which is not fully occupied and that Owner will, as a part of Owner’s leasing and licensing of other space within the Building, be conducting construction work in order to prepare space in the Building, from time to time, for other tenants and licensees.

23.	Events of Default/Remedies.

(a) The following events shall be deemed to be events of default by Licensee under this License:

i. Licensee shall fail to comply with any provision of this License or any other agreement between Owner and Licensee, all of which terms, provisions and covenants shall be deemed material and such failure shall continue for a period of twenty (20) days after written notice of such default is delivered to Licensee; provided, however, if such condition cannot reasonably be cured within such 20-day period, it instead shall be an event of default if Licensee shall fail to commence to cure such condition within such 20-day period and/or shall thereafter fail to prosecute such case diligently and continuously to completion within forty-five (45) days of the date of Owner’s notice of default;

ii. the license hereunder granted shall be taken on execution or other process, of law in any action against Licensee;

iii. Licensee takes any action to, or notifies Owner in writing that Licensee intends to file a petition under any section or chapter of the United States Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any State thereof; or a petition shall be filed against Licensee under any such statute; or Licensee or any creditor of Licensee notifies Owner that it knows such a petition will be filed; or Licensee notifies Owner in writing that it expects such a petition to be filed (but such events shall constitute an event of default under this License only to the extent permitted by law); or

iv. a receiver or trustee shall be appointed for Licensee’s license interest in the Conduit or for all or a substantial part of the assets of Licensee.

(b) Upon the occurrence of any event or events of default by Licensee, whether enumerated in this Paragraph or not, Owner shall have the option to pursue any remedies available to it at law or in equity without any additional notices to Licensee (except for any notice expressly required by Subparagraph 27(a)(ii)) or demand for possession whatsoever. Owner’s remedies shall include, but not be limited to, the following:

i. terminate this License, in which event Licensee shall immediately surrender the Conduit and Equipment Area to Owner, and Licensee shall pay to Owner any charges payable by Licensee to Owner up to the time of such termination, Licensee shall continue to be liable for any preceding default under this License,

ii. enter into or upon the Conduit and Equipment Area and take whatever action Licensee is obligated to perform under the terms of this License, in which case Licensee agrees to reimburse Owner on demand for any expenses which Owner may incur in effecting compliance with Licensee’s obligations under this License, and Licensee further agrees that Owner shall not be liable for any damages resulting to the Licensee from such action; and

iii. exercise all other remedies available to Owner at law or in equity, including, without limitation, injunctive relief of all varieties.

Owner shall be in default hereunder in the event Owner has not begun and pursued with reasonable diligence the cure of any failure of Owner to meet its obligations hereunder within thirty (30) days of the receipt by Owner of written notice from Licensee of the alleged failure to perform. In addition to its other rights and remedies arising from a default by Owner hereunder, Licensee have the right to terminate or rescind this License as a result of Owner’s default as to any covenant or agreement contained in this License. In the event of a default by Owner hereunder, Licensee may, at its option, have any one of the following described remedies: (i) with prior written notice to Owner, remedy such default or breach and be reimbursed the reasonable costs thereof within thirty (30) days after Owner’s receipt of a paid invoice and contractor’s lien waivers as applicable, therefor; or (ii) pursue the remedy of specific performance. In addition, Licensee hereby covenants that, prior to the exercise of any such remedies, it will give the mortgagees holding mortgages on the Building notice and the same cure period provided to Owner above with respect to such default.

24. Subordination to Mortgage. Licensee accepts this License subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Conduit, or upon the Building and/or the Property and to any renewals, modifications, consolidations, refinancing, and extensions thereof, but Licensee agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this License on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Owner is hereby irrevocably vested with full power and authority to subordinate this License to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Conduit, or the Building and/or the Property and Licensee agrees upon demand to execute such further instruments subordinating this License or attorning to the holder of any such liens as Owner may request. In the event that Licensee should fail to execute any subordination or other agreement required by this Paragraph promptly as requested, Licensee shall be deemed to be in default of this License. Licensee agrees that it will from time to time upon request by Owner execute and deliver to such persons as Owner shall request a statement in recordable form certifying that this License is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the Owner is not in default hereunder (or if Licensee alleges a default stating the nature of such alleged default) and further stating such other matters as Owner shall reasonably require.

25. Attorneys’ Fees. In the event either party files suit to enforce the performance of or obtain damages caused by a default under any of the terms of this License, the prevailing party in such suit shall be entitled to receive, as part of any award, its reasonable attorney’s fees.

26. No Implied Waiver. The failure of Owner or Licensee to insist at any time upon the strict performance of any covenant or agreement herein or to exercise any option, right, power or remedy contained in this License shall not be construed as a waiver or a relinquishment thereof for the future.

27. Personal Liability. In no event shall Owner be liable to Licensee either for (a) any loss or damage that may be occasioned by or through the acts or omissions of tenants or other licensees of the Building or of any other persons whomsoever, or (b) any consequential damages, regardless of causation. With respect to tort claims against Owner, Owner shall not be liable to Licensee or to any other person for any act or omission of Owner or of its agents or employees, regardless of whether such act or omission is due to the negligence of Owner, its agents or employees, except for actual damages or costs incurred as a direct result of and caused directly by the willful misconduct or gross negligence of Owner (or of Owner’s agents or employees). Nothing contained in the immediately preceding sentence shall ever be construed as creating liability in excess of that existing at law or, in any event, increasing the liability of Owner, under any theory or cause of action, however denominated, from that existing at law. Further, the liability of Owner to Licensee for (a) any default by Owner under the terms of this License, (b) for any tort liability of Owner to Licensee, or (c) in any other circumstance in which Owner is judicially determined to have some liability to Licensee, for whatever reason, shall, in each such instance, be limited to the interest of Owner in the Building and Property and Licensee agrees to look solely at Owner’s interest in the Building and the Property for the recovery of any judgment from the Owner, it being intended that Owner shall never be personally liable for any judgment or deficiency.

28. Notice. Any notice in this License provided for must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise in this License expressly provided, be given or be served by depositing the same in the United States mail, postage prepaid and certified and addressed to the party to be notified, with return receipt requested, or by prepaid telegram, when appropriate, addressed to the party to be notified at the address stated in this License or such other address notice of which has been given to the above party. Notice deposited in the mail in the manner herein described shall be effective from and after the expiration of five (5) calendar days after it is so deposited. Notice delivered in any other manner shall only be effective when delivered. Notice shall be deemed given upon receipt or refusal of receipt.

If to Owner:

Attention:

If to Licensee:	AutoTrader.com, Inc. 3003 Perimeter Summit Atlanta, Georgia 30319 Attention: Vice President of Finance

With a copy to:	Cox Enterprises, Inc. 6205 Peachtree Dunwoody Road Atlanta, Georgia 30328 Attention: Director of Real Estate

And a copy to:	Dow Lohnes PLLC Six Concourse Parkway, Suite 1800 Atlanta, Georgia 30328 Attention: David L. Lester, Esq.

29. Severability. If any term or provision of this License, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this License, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this License shall be valid and enforced to the fullest extent permitted by law.

30. Recordation. Licensee agrees not to record this License or any memorandum thereof unless required to do so by law (in which event Licensee agrees to execute, upon termination of this License, a recordable instrument evidencing such termination in form reasonably satisfactory to Owner).

31. Governing Law. This License and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Georgia.

32. Force Majeure. Whenever a period of time is herein prescribed for the taking of any action by Owner or Licensee, Owner or Licensee shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, terrorism, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Owner or Licensee. In no event shall insufficient funds constitute an event of force majeure.

33. Time of Performance. Except as expressly otherwise herein provided, with respect to all required acts of Licensee or Owner, time is of the essence of this License.

34. Transfers by Owner. Owner shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer owner shall be released from any further obligations hereunder, and Licensee agrees to look solely to such successor in interest of Owner for the performance of such obligations.

35. Transfers by Licensee. Licensee shall not transfer, convey, mortgage, pledge, hypothecate, or encumber Licensee’s license interest hereunder or grant any license, concession, or other right to use any portion of the Conduit or Equipment Area without the prior written consent of Owner, which may be granted or withheld in Owner’s sole discretion. The prohibitions specified in this Paragraph shall be in addition to, and independent of, the provisions of Paragraph 13 hereof and shall be construed to include, without limitation, any such prohibited transfers occurring by operation of law. Any attempt by Licensee to accomplish a transfer prohibited by the provisions of this License, without having obtained the prior written consent of Owner thereto shall be void and of no force or effect and may, at the option of Owner, constitute a material default hereunder. Notwithstanding the foregoing, Licensee shall have the right, without Owner’s consent, to assign this License, in whole or in part, or to sublet or sublicense its rights hereunder, to any Affiliate (as defined in the Lease) or to any transferee of any interest in the Lease pursuant to a Permitted Transfer (as defined in the Lease).

36. Entire Agreement. This License embodies the entire agreement between the parties hereto with relation to the transaction contemplated hereby, and there have been and are no covenants, agreements, representations, warranties or restrictions between the parties hereto with regard thereto other than those specifically set forth herein.

37. Merger of Estates. This instrument is a license and not a lease. The voluntary or other surrender of this License by Licensee or a mutual cancellation thereof, shall not constitute a merger of the license and fee estates; and upon such surrender or cancellation of this License, Owner shall have the option, in Owner’s sole discretion, to either (i) terminate all or any existing sublicenses, or (ii) assume Licensee’s interest in any or all sublicenses.

38. No Partnership. Nothing in this License shall be construed to create a partnership or joint venture between Owner and Licensee or any master/servant, principal/agent, or other relationship other than as Owner and Licensee; nor shall Owner or Licensee in any manner act or indicate to any third party that either Owner or Licensee is acting as agent of the other party hereto.

39. Survival. Without limiting any other obligation of the Licensee which may survive the expiration or prior termination of the term of the License, all obligations on the part of Licensee to indemnify, defend, or hold Owner harmless, as set forth in this License shall survive the expiration or prior termination of the term of the License.

40. Modifications. Any modification of this License or any additional obligations assumed by either party in connection with this License shall be binding only if evidenced in writing, signed by each party.

41. Exhibits. The following numbered exhibits are attached hereto and incorporated herein and made a part of this License for all purposes:

Exhibit A—Legal Description

Exhibit B—Depiction of Conduit

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Owner and Licensee have executed this License in multiple original counterparts as of the day and year first above written.

OWNER:

[1001] 20 PERIMETER SUMMIT, LLC, a Delaware limited liability company

By:	20 PS Holding Company, LLC, a Delaware limited liability company, Its sole member

By:
Name:
Title:

[2002] PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, a Georgia limited partnership

By:	2002 Perimeter Summit Realty LLC, a Delaware limited liability company, as General Partner

By:
Name:
Title:

LICENSEE:

AUTOTRADER.COM, INC., a Delaware corporation

By:
Name:
Title:

EXHIBIT A

LEGAL DESCRIPTION

[to be attached]

EXHIBIT B

DEPICTION OF CONDUIT

[to be attached]

EXHIBIT T

LIST OF APPROVED CONTRACTORS

1. The Beck Group

2. Brasfield & Gorrie

3. Hitt Construction

4. Holder Construction

5. Turner Construction Company

T-1

EXHIBIT U

JANITORIAL SERVICES

NIGHT CLEANING SPECIFICATIONS

*CONTRACTOR WILL PROVIDE SERVICES

MONDAY THROUGH FRIDAY EVENINGS

OFFICE AREAS & RETAIL SUITES

Services performed nightly:

•

Empty and clean (when necessary) all waste receptacles. Transport waste to the loading dock via the freight elevator. Replace all liners nightly. Adhere to Perimeter Summit dual-deskside receptacle recycling program when removing trash on a nightly basis.

•	Hand dust or wipe clean with damp or treated cloth all horizontal surfaces, desks, chairs, files etc. Do not rearrange materials on desks.

•	Clean and sanitize drinking fountains, follow with stainless steel cleaner as needed taking care not to leave any oily residue.

•	Spot clean all windows and partition glass.

•	Vacuum all carpet areas. Broom sweep all oriental antique rugs. (Do not pull vacuum cords around corners.) Edges should be either swept or vacuumed with appropriate edge cleaning tool, as required.

•	Remove all finger marks and smudges from all vertical surfaces taking care not to mar material finishes.

•	Dust mop and spot clean all tiled areas.

•	Damp wash and wipe dry all plastic or Formica desk tops.

•	Sweep internal stairways and vacuum, if carpeted. Dust handrails and vertical surfaces.

Services performed as necessary or in the frequency as stated:

•	Wash waste receptacles. To be done if liquids might have leaked into the receptacle through the plastic liner or in other areas, as required.

•	Damp mop floors where spillage occurred or dirt tracked in.

•	Machine buff all vinyl tile floors weekly. Strip and re-coat monthly.

•	Spot clean carpet areas.

•	Dust/detail light fixtures—Quarterly.

•	Vacuum/dust all perimeter slot diffusers on an annual basis.

•	Clean all air vent grills.

•	Wash window sills.

•	Dust fire extinguishers/fire extinguisher cabinets.

•	Dust all doors.

•	Spot clean door frames.

•	Blinds are dusted quarterly.

RESTROOMS

Services performed nightly:

•	Empty and clean (when necessary) all waste receptacles, transport waste paper and rubbish to the loading dock. Replace all liners nightly.

•	Wash and disinfect all basins, urinals and bowls using nonabrasive cleaners to remove stains and clean undersides of rim on urinals and bowls. Wash both sides of toilet seats.

•	Clean all mirrors, bright work and enameled surfaces.

•

Spot clean all partitions, tile walls, doors and outside surfaces of all dispensers and receptacles. Damp wipe all lavatory tops and remove water spots from wall surfaces next to dispensers/receptacles. Spot clean around light fixtures.

•	Clean flushometers, piping and other metal. Do not leave oily finish.

•	Fill toilet tissue, soap, towel and sanitary napkin dispensers. Do not place any extra supplies on top of dispenser or counter top. Do not install adjacent rolls of toilet paper in opposite direction.

•

Sweep, wet mop and thoroughly rinse floor. Clean all corners and edges to prevent dirt buildup. Do not leave standing water on the floor. Dump at least one gallon of water down restroom floor drain and wipe clean drain grill.

•	Clean and sanitize mouths of all trash cans and sanitary dispensers.

Services performed as necessary or in the frequency stated:

•	Scrub all floors at least monthly—intent is to prevent buildup of dirt in grout.

•	Thoroughly wash all partitions at least monthly.

•	Dust all walls at least quarterly.

•	Wash all walls at least annually.

•	Clean light fixtures at least annually.

•	Clean air vent grills at least quarterly.

•	Clean soap dispensers.

•	Spot clean door frames as necessary.

It is the intention to keep the restrooms thoroughly clean and not to use a disinfectant or deodorant to kill odor. Disinfectants must be odorless. Use of abrasive cleaners or products that may damage any surface are not permitted.

ELEVATORS

Services performed nightly:

•	Spot clean walls taking care not to damage fabric.

•	Dust or damp wipe metal finishes and return panels.

•	Clean and polish all thresholds.

•	Carpet floors: clean edges and vacuum.

•	Marble tiles: sweep & damp mop. Do not use excessive water.

•	Spot clean hall side of doors, frame and hall call stations.

•	Service elevators—sweep and damp mop floors.

Services performed, as necessary:

•	Dust ceiling.

•	Wash hall side of doors and frame.

•	Dust woodwork.

LOBBY

Services performed nightly:

•	Damp mop marble floor. Do not use excessive water.

•	Clean all edges and corners.

•	Clean glass doors daily.

•	Clean and polish all transoms, metal doors, door frames, etc.

•	Dust vases, vase stands and other horizontal surfaces.

•	Clean pay phones.

•	Spot clean fingerprints off directory board. Dust interior panels.

•	Clean top and sides of courtesy desk.

•	Spot clean all walls.

Services performed as necessary or in the frequency stated:

•	Dust woodwork.

•	Dust or wash marble walls.

•	Clean all air diffusers/grills.

COMMON AREAS

Services performed nightly:

•	Sweep/vacuum/damp mop as indicated by type of flooring.

•	Spot clean carpet.

•	Spot clean walls.

•	Remove any clearly marked trash and debris.

•	Clean and sanitize drinking fountains, follow with stainless steel cleaner, as needed, taking care not to leave any oily residue.

•	Spray wipe exterior finish of elevator call fixtures.

•	All multi-tenant floors common area/lobby carpet is shampooed annually.

Mailroom

•	Remove fingerprints and smudges from mailboxes, overnight delivery drop boxes, countertops, signs etc.

•	Remove trash and packaging debris that is clearly trash.

Services performed as necessary or in the frequency stated:

•	Dust all suite entrance doors, apply oil to wood doors no less than annually.

•	Dust and clean tenant plaques.

BUILDING STAIRWAYS AND LANDINGS

Services performed as necessary or in the frequency as stated:

•	Police for trash, remove gum daily.
•	Sweep/spot mop no less than weekly.
•	Spray clean handrails.
•	Dust light fixtures - not less than quarterly.
•	Remove fingerprints and smudges from doors and door frames.

FREIGHT ELEVATOR VESTIBULES

Services performed nightly:

•	Sweep and damp mop nightly.
•	Clean/wash transoms high and low.
•	Clean prints and marks from doors.
•	Spray wipe exterior finish of elevator call fixtures.
•	Spot clean walls.
•	Clean elevator entrance frames.

JANITORIAL STAGING AREAS

Services performed as necessary or in the frequency stated:

•	Maintain all janitorial areas in a clean, neat and orderly condition at all times.
•	Maintain office and staging area in same fashion as tenant office areas.
•	Keep all paper supplies on pallets.
•	Utilize shelving for chemicals.
•	Re-stage brooms, mops and other equipment on a wall hanger at the end of a shift.

LOADING DOCK AND SMOKING AREA

Services performed nightly:

•	Place all trash and debris in compactor.
•	Sweep dock area. Spot clean spills. Damp mop dock area weekly.
•	Clean and polish ash urns- replace sand as necessary.

SIDEWALKS

Service performed nightly:

•	Police for trash - all areas including planting beds and along curb.
•	Straighten furniture.
•	Remove gum.

ALL AREAS

Upon completion of nightly duties, the floor supervisors will insure that all areas have been cleaned and left in a neat and orderly condition, all lights have been turned off, and all areas properly secured. Supervisors will be responsible for completing a Nightly Supervisor Checklist which details any problems encountered during the course of cleaning either the tenant space of public areas.

WINDOW WASHING

Interior glass cleaned once per year. Exterior glass cleaned twice a year.

Lobby glass and widows are cleaned monthly.

Windows are cleaned by the buildings window cleaning contractor.

GARAGE CLEANING

Monthly garage sweeping is contracted and performed monthly.

DAY CLEANING SPECIFICATIONS

*CONTRACTOR WILL PROVIDE SERVICES DAILY

MONDAY THROUGH FRIDAY

•	Re-stock men’s and women’s restrooms at least twice daily. Wipe down and clean all lavatory tops and fixtures. Patrol restrooms, removing paper/trash on floor. Report problems to Management Office.

•	Vacuum elevator cabs at least three (3) times daily. Remove all smudges and fingerprints from metal surfaces of interior cab.

•

Constantly survey the lobby, common areas patio and sidewalks to insure cleanliness. Clean up spills. Spot mop as required. Remove fingerprints from door glass and metal surfaces at least three (3) times daily. Clean trash from tree grates and planters.

•	Clean exterior entrance glass and entrance doors at least (3) times daily.

•	Patrol loading dock hallway, loading dock area, mailroom, smoking area and other backstage areas for trash at least (2) times daily.

•	Patrol stairwells for trash at least (1) time daily.

•	Perform all special cleaning needs of individual tenants as authorized by the Owner.

•	Perform all parking garage cleaning related tasks including replacing light bulbs.

•	Perform all specific duties as detailed in the job description.

•	Maintain paper supply inventory for submittal to Owner.

•	Patrol smoking areas for trash. Empty ash urns.

•	Vacuum as necessary throughout the day.

•	Replace building-standard lamps – Utility person only.

RECYCLING PROGRAM AT PERIMETER SUMMIT

Perimeter Summit rolled out a new and exciting recycling program in 2007 that includes more items to be recycled with almost no effort on your part.

NEW PROGRAM:	Throw almost anything into your desk side trash receptacle (you’ll only have one on the start date of the program). Carry your food waste and food containers to the break room waste receptacles.

DESK-SIDE RECYCLING

•    Office paper - all colors

•    Envelopes-even windowed and labeled

•    Junk mail

•    Magazines

•    Newspapers

•    Phone books

•    Soft and hard back books

•    File folders

•    Brochures, reams, wrapping paper and greeting cards

•    Aluminum cans

•    Glass bottles

•    Plastic bottles

•    Cardboard

BREAK ROOM TRASH

(Carry the following items to

break room trash containers)

•    Food waste and food containers

(plastic/paper plates and bowls, food wrappers, pizza boxes, etc...)

•    Styrofoam containers/cups

•    Break room waste

The EPA estimates that over 80% of desk side waste can be recycled. This program helps Perimeter Summit do our part for the environment.

Please contact Liz Forthun at Fifth Street Management at 770-481-3133 or

lforthun@gofifthstreet.com

should you have any questions regarding the program. Thank you for your help!

EXHIBIT V

DEPICTION OF COMPUTER ROOM PREMISES

≈ 3,724 SF
2
3
≈352 SF
32'
11'
Distance from column to wall
3'
49'
≈840 SF
1
28'
76'
30'
Approximate 6' Corridor - Secure
1 - Approx 840 SF - currently used as a lab
2 - Approx 3,724 SF - Data Center
3 - Approx 352 SF - Data Service Room
Ramp locations
All door orientation are based on memory.
North

As-Builts

Floor: 3

3003 SUMMIT BLVD
Dekalb County, Georgia

12 August 2008

Hendrick

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EXHIBIT V-l

DEPICTION OF COMPUTER ROOM PREMISES EQUIPMENT LIST

The Computer Room Premises is divided in three sections:

Main Data Room (3,724 rsf)

A. Four (4) 75KW Power Distribution Units (PDUs)

B. Two (2) 40-ton System 3 Liebert (CRAC) Units

Auxiliary Support Room (352 rsf)

A. One (1) 400 KVA Power Distribution Unit (PDU)

B. One (1) 5-ton Liebert (CRAC) Unit

Equipment Repair Room (812 rsf)

A. One (1) 75 KVA Power Distribution Unit (PDU)

B. One (1) 7.5-ton Liebert (CRAC) Unit

V-1-1